Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

------------------------------------------------------x

:

In re:Chapter 11

:

INSYS THERAPEUTICS, INC., et al., :Case No. 19-11292 (KG)
:

Debtors.1:Jointly Administered

:

:Re: D.I. 955

------------------------------------------------------x

NOTICE OF FILING OF SECOND PLAN SUPPLEMENT PURSUANT TO THE SECOND AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION OF
INSYS THERAPEUTICS, INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE that on December 4, 2019, Insys Therapeutics, Inc. (“Insys”) and its affiliated debtors in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), as debtors and debtors in possession (collectively, the “Debtors”), filed solicitation versions of the Second Amended Joint Chapter 11 Plan of Reorganization of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 955] (the “Plan”) and the Disclosure Statement for Second Amended Joint Chapter 11 Plan of Reorganization of Insys Therapeutics, Inc. and Its Affiliated Debtors [Docket No. 956] (the “Disclosure Statement”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

PLEASE TAKE FURTHER NOTICE that the Plan and Disclosure Statement contemplate the submission of certain documents (or forms thereof), schedules, and exhibits (the “Plan Supplement”) in advance of the hearing on confirmation of the Plan (the “Confirmation Hearing”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Insys Therapeutics, Inc. (7886); IC Operations, LLC (9659); Insys Development Company, Inc. (3020); Insys Manufacturing, LLC (0789); Insys Pharma, Inc. (9410); IPSC, LLC (6577); and IPT 355, LLC (0155).  The Debtors’ mailing address is 3100 West Ray Rd, Suite 201, Chandler, Arizona 85226.

PLEASE TAKE FURTHER NOTICE that, on December 30, 2019, the Debtors filed the Notice Of Filing Of Plan Supplement Pursuant To The Second Amended Joint Chapter 11 Plan Of Reorganization Of Insys Therapeutics, Inc. And Its Affiliated Debtors [Docket No. 1049] (the “Initial Plan Supplement”) in support of the Plan.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file the following additional Plan Supplement documents:

•	Exhibit FInsys Liquidation Trust Agreement
•	Exhibit JVictims Restitution Trust Agreement

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file the revised ILT Trustee, ILT Claims Arbiter and ILT Board exhibit, attached hereto as Exhibit H, which replaces and supersedes all prior-filed versions of such document, and that a redline of such document compared with the version filed on December 30, 2019 is attached hereto as Exhibit H-1.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file the revised VRT Asset Transfer Agreement, attached hereto as Exhibit K, which replaces and supersedes all prior-filed versions of such document, and that a redline of such document compared with the version filed on December 30, 2019 is attached hereto as Exhibit K-1.

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file the revised VRT Trustee, VRT Claims Administrator and VRT Board exhibit, attached hereto as Exhibit L, which replaces and supersedes all prior-filed versions of such document, and that a redline of such document compared with the version filed on December 30, 2019 is attached hereto as Exhibit L-1.

PLEASE TAKE FURTHER NOTICE that the forms of the documents contained in the Plan Supplement are integral to, and are considered part of, the Plan.  If the Plan is confirmed,

2

the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the order confirming the Plan.

PLEASE TAKE FURTHER NOTICE that the Debtors, Creditors’ Committee, and SMT Group Representatives reserve the right, subject to the terms and conditions set forth in the Plan, to alter, amend, modify, or supplement any document in the Plan Supplement; provided, if any document in the Plan Supplement is altered, amended, modified, or supplemented in any material respect prior to the hearing to confirm the Plan, the Debtors will file a redline of such document with the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that the Plan Supplement, Plan, and Disclosure Statement may be viewed for free at the website of the Debtors’ claims and noticing agent, Epiq Corporate Restructuring, LLC (“Epiq”) at https://dm.epiq11.com/Insys or for a fee on the Bankruptcy Court’s website at http://www.deb.uscourts.gov.  To obtain hard copies of the Plan Supplement, Plan, or Disclosure Statement, please contact Epiq at Epiq Corporate Restructuring LLC, 10300 SW Allen Blvd., Beaverton, Oregon 97005 or by calling 866-897-6433 (Domestic) or 646-282-2500 (International).

PLEASE TAKE FURTHER NOTICE that the Confirmation Hearing will be held before the Honorable Kevin Gross, United States Bankruptcy Judge, in Courtroom 3 of the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Wilmington, Delaware 19801, beginning on January 16, 2020, at 9:00 a.m. (ET). Please be advised that the Confirmation Hearing may be continued from time to time by the Bankruptcy Court without further notice.

3

Dated:January 6, 2020

Wilmington, Delaware

/s/ Christopher M. De Lillo

RICHARDS, LAYTON & FINGER, P.A.

John H. Knight (No. 3848)

Paul N. Heath (No. 3704)

Amanda R. Steele (No. 5530)

Zachary I. Shapiro (No. 5103)

Christopher M. De Lillo (No. 6355)

One Rodney Square

920 N. King Street

Wilmington, Delaware 19801
Telephone:  (302) 651-7700
Facsimile:  (302) 651-7701

-and-

WEIL, GOTSHAL & MANGES LLP

Gary T. Holtzer (admitted pro hac vice)

Ronit J. Berkovich (admitted pro hac vice)

Candace M. Arthur (admitted pro hac vice)

Brenda L. Funk (admitted pro hac vice)

767 Fifth Avenue

New York, New York  10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Attorneys for the Debtors
and Debtors in Possession

4

EXHIBIT F

Insys Liquidation Trust Agreement

INSYS LIQUIDATION TRUST

TRUST AGREEMENT

TRUST AGREEMENT FOR THE INSYS LIQUIDATION TRUST

This Trust Agreement (this “Trust Agreement”), dated as of [●], 2020, by (a) William Henrich, as the trustee for the trust established pursuant to this Trust Agreement (such person and each successor trustee, the “Trustee”), (b) [DELAWARE TRUSTEE], as Delaware resident trustee pursuant to Article XI hereof (the “Delaware Trustee”), and (c) the Debtors, is executed pursuant to the Confirmation Order to facilitate the implementation of the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and its Affiliated Debtors, as may be altered, amended or modified (the “Plan”) that provides for the establishment of the Insys Liquidation Trust (the “Trust”) created hereby. Each of the Debtors and the Trustee are sometimes referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Trust Agreement and not otherwise defined shall have the meanings assigned to such terms in the Plan.

RECITALS

WHEREAS, the Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court;

WHEREAS, the Trust shall be established for the purpose of liquidating the Trust Assets and making Distributions to the Trust Beneficiaries (including administering Claims) as provided for under the Plan;

WHEREAS, the Trust and the Trustee on its behalf was duly appointed as a representative of each of the Debtors pursuant to section 1123(a)(5), (a)(7), and (b)(3)(B) of the Bankruptcy Code;

WHEREAS, the Trust has no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, its purpose described in the Plan and set forth in this Trust Agreement;

WHEREAS, the Trust is generally intended to qualify as a “liquidating trust” taxed as a “grantor trust” described in Subpart E of Subchapter J of the Internal Revenue Code of 1986, as amended (the “IRC”) and the regulations thereunder, unless treated as a “qualified settlement fund” for U.S. federal income tax purposes; and

WHEREAS, this Trust Agreement is the “ILT Agreement” contemplated under the Plan and executed in order to facilitate the implementation of the Plan.

WHEREAS, the SMT Group Representatives (as defined in the Plan), who were among the principal negotiators of the Plan, including particularly, with respect to Section 4.8 of the Plan, intended that the Plan and this Trust Agreement (but only, with respect to this Trust Agreement, in the manner set forth in this Trust Agreement, which provides, among other things, that the Private Creditor Board Members (as defined below) shall have no responsibility or liability with regard thereto) provide a period of at least twelve (12) months after the establishment of the Trust for negotiations, consensus building, and agreements outside of the Chapter 11 Cases to be reached with respect to allocation of funds and distributions from the Trust to and between: (i)

States; (ii) their municipalities, local governments and subdivisions; and (iii) Native American Tribes, as holders of Class 8(a) and Class 8(b) Claims under the Plan;

NOW, THEREFORE, pursuant to the Plan and the Confirmation Order, in consideration of the premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Parties hereby agree as follows:

I

ESTABLISHMENT OF THE TRUST

Section 1.01Establishment of Trust and Appointment of Trustee

(a)A trust, which shall be known as the “Insys Liquidation Trust” is hereby established for the benefit of holders of Non-PI General Unsecured Claims (together, the beneficial owners of the Trust and hereafter, the “Trust Beneficiaries”).

(b)It is the intention of the Parties that the Trust created hereby shall constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Delaware Statutory Trust Act”) and that this Trust Agreement shall constitute the governing instrument of the Trust.  The Trustee and Delaware Trustee are hereby authorized to execute and file a certificate of trust with the Delaware Secretary of State, and any such certificate of trust previously filed is hereby ratified.

(c)The Trustee is hereby appointed as trustee of the Trust effective as of the Effective Date and agrees to accept and hold the Trust Assets in trust for the Trust Beneficiaries subject to the terms of the Plan, the Confirmation Order, and this Trust Agreement. The Trustee and each successor Trustee serving from time to time hereunder shall have all the rights, powers, and duties set forth herein.

(d)Subject to the terms of this Trust Agreement, any action by the Trust, the Trustee, the ILT Board or its component members as authorized herein that affects the interests of more than one Trust Beneficiary shall be binding and conclusive on all Trust Beneficiaries even if such Trust Beneficiaries have different or conflicting interests.

(e)The Trust shall, as of the date hereof, but subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, assume sole and exclusive responsibility with regard to making distributions with regard to all Non-PI General Unsecured Claims against the Debtors, and such Claims shall be liquidated, resolved, or paid by the Trust from the ILT Recovery Fund or ILT Operating Reserve, as applicable, as contemplated by this Trust Agreement, the Plan, and the Confirmation Order.

Section 1.02Transfer of Assets and Rights to the Trust

(a)On the Effective Date, pursuant to the Plan, the Debtors shall transfer all ILT Assets and Privileges held by the Debtors to the Trust and, thereafter, cause Insys Therapeutics, Inc. to issue the Parent Equity Interest to the Trust (all assets of the Trust, of any kind or nature, being hereafter referred to as the “Trust Assets”) free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind except as provided in the Plan and this Trust Agreement.  To the extent certain assets comprising the ILT Assets, because of their nature or because such assets will accrue or become transferable subsequent to the Effective Date, and cannot be transferred to, vested in, and assumed by the Trust on such date, such assets shall be automatically, and without further act or deed, transferred to, vested in, or assumed by the Trust as soon as reasonably practicable after such date.  The Trust, and the Trustee on behalf of the Trust, is authorized to execute the Trust Transfer Agreement.

(b)In furtherance of, and without limiting, the foregoing:

(i)On the Effective Date, the Liquidating Debtors shall irrevocably transfer, grant, and assign to the Trust, and the Trust shall receive and accept, any and all of the Debtors’ Insurance Rights (other than the Products Liability Insurance Rights). To the extent any Insurance Company (other than a Products Liability Insurance Company) is or would otherwise be obligated to pay any Non-PI General Unsecured Claim on behalf of one or more of the Debtors, or to reimburse the Debtors for such Claim, the Debtors shall transfer and assign to the Trust the right to enforce such Insurance Company’s obligation.

(ii)The Insurance Rights Transfer is made free and clear of all Claims, Liens, encumbrances, or Causes of Action of any nature whatsoever, except available limits of liability for coverage of certain types of Claims under one or more Insurance Policies that may have been reduced by certain prepetition payments made by an Insurance Company to, or on behalf of, one or more of the Debtors.

(iii)The Insurance Rights Transfer is made to the maximum extent possible under applicable law.

(iv)The Insurance Rights Transfer is absolute and does not require any further action by the Debtors, the Liquidating Debtors, the Trust, the Bankruptcy Court, or any other Entity.

(v)The Parties hereto intend that the Insurance Rights Transfer shall be governed by, and construed in accordance with, the Bankruptcy Code and the other applicable laws governing the Insurance Policies.

(c)On the Effective Date, the Debtors or the Liquidating Debtors shall reserve from Available Cash the amount of $1 million to initially fund the ILT Operating Reserve and the Liquidating Debtors shall assign and transfer the ILT Operating Reserve to the Trust to satisfy and pay ILT Operating Expenses. Periodically until the ILT Termination Date, the Trustee will replenish the ILT Operating Reserve from Available Cash pursuant to Section 5.14 of the Plan and from Surplus Reserved Cash pursuant to Section 5.15 of the Plan to the extent deemed necessary by the Trustee to satisfy and pay estimated future ILT Operating Expenses. A separate account will be established by the Trustee for the ILT Operating Reserve.

Section 1.03Nature and Purpose of the Trust

(a)The Trust is organized and established as a trust for the sole purpose of liquidating the Trust Assets and making Distributions to the Trust Beneficiaries, in a manner consistent with “liquidating trust” status under Treasury Regulation Section 301.7701-4(d).  The Trust shall retain all rights to commence and pursue all Causes of Action of the Debtors or the Liquidating Debtors (other than Causes of Action arising from the Products Liability Insurance Policies, which shall be reserved for the Victims Restitution Trust) that are not released under the Plan (the “Subject Claims”).  The Trust, Trustee, and the ILT Claims Arbiter shall have and retain any and all rights and defenses held by the Debtors with respect to any Claim as of the Petition Date. On and after the date hereof, in accordance with and subject to the Plan and this Trust Agreement, the Trustee shall have the authority to compromise, settle, otherwise resolve, or withdraw any objections to Claims (other than Personal Injury Claims) against the Debtors and the Liquidating Debtors and to compromise, settle, or otherwise resolve any Disputed Claims (other than Personal Injury Claims) without approval of the Bankruptcy Court, except with respect to Class 8(a) and Class 8(b) Claims, as set forth in Section 3.06 of this Trust Agreement.

(b)The Trust shall have no objective to continue or engage in the conduct of a trade or business. The Trust shall administer, process, settle, resolve, liquidate, satisfy, and pay (from the designated funds therefor), as applicable, Claims against the Debtors (other than Personal Injury Claims), subject to the terms hereof, the Plan, and the Confirmation Order. The Trust shall be administered and implemented by the Trustee with the direction, approval and/or oversight of the ILT Board as provided herein; provided, however, that for the avoidance of doubt, the approval of the ILT Board shall be required for the Trustee to settle any dispute regarding the Insurance Rights or Causes of Action that are ILT Assets.  Notwithstanding the foregoing and anything else in this Trust Agreement, the Trustee shall have the exclusive authority to reconcile Trade and Other Unsecured Claims and determine and make Distributions on account of Claims (other than Class 8(a) and Class 8(b) Claims, which must be addressed under Section 3.06 of this Trust Agreement), without the approval of the ILT Board absent extenuating circumstances.

(c)Subject to the terms of the Plan, the Trust shall satisfy, to the extent required under applicable law, any premiums, deductibles, self-insured retentions, and any other amounts arising in any way out of the receipt of any payment from any Insurance Company in respect of any Trust Assets and in connection with any Non-PI General Unsecured Claim.

(d)The Trust shall pay the ILT Operating Expenses.

(e)In furtherance of the purposes of the Trust, and subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, the Trust shall expressly (i) assume all responsibility with regard to (A) Non-PI General Unsecured Claims against the Debtors and the Liquidating Debtors, (B) all ILT Operating Expenses and (C) Administrative Expense Claims, Secured Claims, and Priority Claims against the Debtors and the Liquidating Debtors and (ii) undertake to administer and pay the foregoing with funds designated to (A) the ILT Recovery Fund, (B) the ILT Operating Reserve, and (C) the Priority Reserve, respectively. The Trust shall have all defenses, cross-claims, offsets, and recoupments regarding Claims that the Debtors or the Liquidating Debtors have, or would have had, under applicable law and solely to the extent consistent with the terms of the Plan, the Confirmation Order, and this Trust Agreement; provided, however, that no such claims, defenses, or rights may be asserted against the Debtors or the Liquidating Debtors, or in contravention of the Plan Settlement.

(f)As of the date hereof, the Trust shall be empowered to initiate, prosecute, defend, and resolve all legal actions and other proceedings related to any asset, liability, or responsibility of the Trust. The Trust shall be empowered to initiate, prosecute, defend, and resolve all such actions in the name of the Debtors and the Liquidating Debtors if deemed necessary or appropriate by the Trustee or the ILT Claims Arbiter. The Trust shall be responsible for the payment of all damages, awards, judgments, settlements, expenses, costs, fees, and other charges incurred subsequent to the date upon which the Trust is established arising from, or associated with, any legal action or other proceeding brought pursuant to Section 5.7(1) of the Plan and shall pay or reimburse all deductibles, retrospective premium adjustments, or other charges which may arise from the receipt of any Insurance Proceeds (other than any Products Liability Insurance Proceeds) by the Trust; provided, however, the Trust will not pay premiums for tail coverage of Insurance Policies related to directors’ and officers’ liability.

(g)For the avoidance of doubt, the Trust, pursuant to section 1123(b)(3)(B) of the Bankruptcy Code and applicable state corporate law, is appointed as the successor-in-interest to, and representative of, the Debtors and their Estates for the retention, enforcement, settlement, or adjustment of all Claims, other than Personal Injury Claims.

(h)This Trust Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Trustee, the ILT Board (or any of its members) or the Trust Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Trust Beneficiaries (on the one hand) to the Trustee and the ILT Board (on the other hand) shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Trust Agreement.

(i)The Trust shall be authorized to hold interests in a subsidiary provided that the subsidiary’s objective is consistent with that of the Trust (i.e., to sell its assets and distribute the proceeds in liquidation of the subsidiary).

Section 1.04Relationship to, and Incorporation of, the Plan and the Confirmation Order

This Trust Agreement is to aid in the implementation of the Plan and the Confirmation Order, and therefore this Trust Agreement incorporates the provisions of the Plan and the Confirmation Order by this reference, and to that end, the Trustee shall have full power and authority to take any action consistent with the purpose and provisions of the Plan as it relates to the Trust and to seek any orders from the Bankruptcy Court in furtherance of implementation of the Plan as it relates to the Trust, in each case solely to the extent such actions or orders are in furtherance of this Trust Agreement, but in each case subject in all respects to and solely to the extent not inconsistent with the terms of the Plan.  Neither the Trustee nor the ILT Board is authorized to take any actions that are in any way inconsistent with the Plan and the Confirmation

Order, regardless of any provisions that may be construed as such herein.  The obligations and duties (including fiduciary duties) of the Trustee are as set forth in this Trust Agreement, including the provisions of the Plan and the Confirmation Order. To the extent that there is a conflict between the provisions of this Trust Agreement, on the one hand, and the provisions of the Plan and the Confirmation Order, on the other hand, the terms of the Plan and the Confirmation Order shall govern.

Section 1.05Appointment as Representative

(a)Pursuant to sections 1123(a)(5), (a)(7) and (b)(3) of the Bankruptcy Code, the Plan appointed the Trustee as the duly appointed representative of each of the Debtors with respect to:

(i)the Trust Assets; and

(ii)all Subject Claims.

(b)The Trustee is deemed to be acting in the capacity of a bankruptcy trustee, receiver, liquidator, conservator, rehabilitator or any similar official who has been appointed to take control of, supervise, manage or liquidate the Debtors solely with respect to the Trust Assets for the benefit of the Trust Beneficiaries. To the extent that any Trust Asset cannot be transferred to the Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provision of the Bankruptcy Code, such Trust Asset shall be deemed to have been retained by the applicable Reorganized Debtor and the Trust or the Trustee on its behalf shall be deemed to have been designated as a representative of the applicable Reorganized Debtor pursuant to section 1123(b)(3)(B) of the Bankruptcy Code to sell, transfer or otherwise dispose of such Trust Asset on behalf of such Reorganized Debtor subject to the terms of this Trust Agreement, the Plan, and the Confirmation Order.

Section 1.06ILT Claims Arbiter

(a)The ILT Claims Arbiter was identified in the Plan Supplement. In accordance with the Plan, the Confirmation Order and this Trust Agreement, the ILT Claims Arbiter shall serve in such capacity through the earlier of (i) sixty (60) days after the Effective Date and (ii) the date such ILT Claims Arbiter resigns, is terminated, or is otherwise unable to serve for any reason.

(b)In furtherance of, and consistent with, the purpose of the Trust and the Plan, the ILT Claims Arbiter shall have the power and authority to determine the following issues: (1) the appropriate allocation of Estate Distributable Value in Class 5 on account of (a) the aggregate ERISA Group Claims (which may be determined to include all ERISA Health Plan Claims), (b) the aggregate amount of other Third Party Payor Claims, and (c) the aggregate Insurance Ratepayer Class Claims; and (2) the appropriate allocation of Estate Distributable Value in Class 6 on account of (a) the aggregate Hospital Class Claim and (b) the aggregate NAS Monitoring Class Claim (but not allocations among individuals whose claims are represented by such Class Claims). To reduce ILT Operating Expenses and promote efficiency, and subject to the terms of this Trust Agreement, the ILT Claims Arbiter will attempt in good faith to negotiate a consensual resolution regarding the foregoing allocations prior to making any determination, which determination shall be final and non-appealable. The procedures for submissions to the ILT Claims Arbiter will be as set forth in the Plan Supplement.

(c)The ILT Claims Arbiter will receive compensation of $175,000 to cover all fees and expenses, which shall be paid out of the ILT Operating Reserve as ILT Operating Expenses.

(d)The ILT Claims Arbiter shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the ILT Assets and administration of the Trust.

Section 1.07ILT Board.

(a)The ILT Board will be comprised of five (5) members appointed to serve as the board of managers of the Trust, three (3) of which have been selected by the SMT Group Representatives (the “SMT Board Members”) and two (2) of which have been selected by the Creditors’ Committee (the “Private Creditor Board Members”).  The initial members are set forth on Exhibit A. The ILT Board, the SMT Board Members, and the Private Creditor Board Members shall have general governance rights, including the express powers and rights described herein over the Trust in accordance with this Trust Agreement.  Additionally, the ILT Board, the SMT Board Members, and the Private Creditor Board Members shall have all of the powers and rights granted to them, as applicable, under the Plan and the Confirmation Order, and any inconsistency between this Trust Agreement, on the one hand, and the Plan and the Confirmation Order, on the other hand, in respect of such powers and rights shall be interpreted and determined in the manner that provides the broader interpretation of the power and authority provided to the ILT Board, SMT Board Members, or Private Creditor Board Members, as applicable.  The ILT Board will be authorized to retain corporate counsel on such terms as the ILT Board deems appropriate without Bankruptcy Court approval, subject to the provisions of this Trust Agreement; provided, however, that the ILT Board may not retain as corporate counsel to the ILT Board any professional who represented any of the following in the Chapter 11 Cases: (i) any State; (ii) any municipality; (iii) any of the SMT Group Representatives (including any law firm that was part of, or represented, the plaintiffs’ executive committee (court-appointed leadership team) in the MDL); (iv) the Creditors’ Committee (or any member thereof); or (v) the Debtors; provided, further, that the ILT Board may retain such counsel notwithstanding any conflict with the express consent of the SMT Group Representatives and the Creditors’ Committee prior to the Effective Date.

(b)Notice & Quorum Provisions for ILT Board Consent: For any decision, determination, action, or inaction of the Trust or Trustee that requires consent of the ILT Board under the Plan or this Trust Agreement, such consent must be obtained in either of the following manners:

(i)Board Meeting: An in-person (whereby members may participate by phone) or telephonic board meeting may be convened on reasonable notice (not to be scheduled on less than two (2) business days’ notice unless waived by all ILT Board Members); provided, however, that if the circumstance require urgent action to be taken by the ILT Board, a board meeting may be convened on less than two (2) business days’ notice if a quorum of the ILT Board waives notice and agrees to proceed with a meeting on less notice.  A quorum will be declared if at least four (4) of the ILT Board Members are present.  Except as set forth in Section 1.07(a) above or elsewhere in this Trust Agreement, all votes or determinations will be made by simple majority vote.  If a vote between the members of the ILT Board results in a tie (i.e., two affirmative votes and two negative votes), then the Trustee may vote and his/her vote shall be the tie-breaker, which shall be binding in all circumstances. All votes or determinations will require three (3) affirmative votes (unless otherwise indicated in this Trust Agreement).  Board Meetings are the preferred manner of garnering ILT Board Member consent.

(ii)Unanimous Written Consent:  The Trustee shall make a good-faith determination on whether any decision, determination, action, or inaction, which requires ILT Board Member consent is better served by a Board Meeting and shall make a reasonable good-faith effort to convene a Board Meeting for such circumstances.  Nevertheless, if the Trustee determines in good faith that it is in the best interests of the Trust Beneficiaries and appropriate under this Trust Agreement to proceed initially in the absence of a Board Meeting, he or she may seek to obtain the unanimous written consent of the ILT Board which may be obtained via e-mail on at least two (2) business days’ notice.  If, within the two day notice period, any member of the ILT Board informs the Trustee (via e-mail or otherwise) that he or she objects to the decision, determination, action, or inaction proposed to be made by unanimous written consent, the Trustee must use reasonable good faith efforts to schedule a Board Meeting on the issue to be set within two (2) business days of the request or as soon thereafter as possible on which all of the members of the ILT Board are available in person or by telephone.  Such decision, determination, action, or inaction must then be made pursuant to the Board Meeting protocols above.

(c)Replacement & Removal of ILT Board Members.  Any ILT Board Member or the Trustee may seek to remove an ILT Board Member for Cause, and any dispute in respect of such removal for Cause shall be determined by the Bankruptcy Court.  If any Private Creditor Board Member resigns or needs to be replaced in the event of a Disability, then such replacement shall be selected by the remaining Private Creditor Board Member.  If any SMT Board Member resigns or needs to be replaced in the event of a Disability, then such replacement shall be selected: (i) in the case that it is a SMT Board Member initially proposed by a State, then by the remaining SMT Board Member, if any, that was initially proposed by a State; (ii) in the case that it is a SMT Board Member initially proposed by Co-Lead Counsel, as court-appointed leadership, appointed in the MDL (as such terms are understood in the Plan), by Co-Lead Counsel, as court-appointed leadership, appointed in the MDL.  In the event that Co-Lead Counsel, as  court-appointed leadership, appointed in the MDL no longer exists and a situation arises under subsection (ii) of this section, or a vacancy on the ILT Board exists and cannot be replaced pursuant to this section, then, the Trustee shall select a  replacement Board Member and shall take into consideration the purpose and intent of the parties in structuring the ILT Board in the manner set forth in this Trust Agreement and the Plan such that there are three (3) board members representing the interests of Trust Beneficiaries that are non-federal governmental entities, including one member who represents the interests of municipalities and tribes separate and apart from states; and two (2) board members who represent the interests of private Trust Beneficiaries.  In the event that the Trustee selects a replacement board member pursuant to this subsection, then the Trustee must provide notice of such selection and the opportunity for any Trust Beneficiary to object before the Bankruptcy Court prior to the replacement board member’s appointment becoming effective.

(d)The ILT Board shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the ILT Assets and administration of the Trust.

II

BENEFICIAL INTERESTS

Section 2.01Interests Beneficial Only

No Trust Beneficiary shall be entitled to (i) hold any title in or to the Trust Assets (which title shall be vested in the Trust) or (ii) any right to call for a partition or division of the Trust Assets or to require an accounting.  For the avoidance of doubt, Trust Beneficiaries shall not have rights comparable to shareholders of a corporation (other than limited liability as provided in the Delaware Statutory Trust Act).

Section 2.02Evidence of Beneficial Interests

Ownership of a beneficial interest in the Trust Assets by the Trust Beneficiaries shall not be evidenced by any certificate, security or receipt or in any other form or manner whatsoever, except as maintained on the books and records of the Trust by the Trustee.

Section 2.03Exemption from Registration

The Parties hereto intend that the rights of the Trust Beneficiaries arising under this Trust Agreement shall not be “securities” under applicable laws, but none of the Parties hereto represent or warrant that such rights shall not be securities or shall be entitled to exemption from registration under applicable securities laws.  If it should be determined that any such interests constitute “securities,” the Parties hereto intend that the exemption provisions of section 1145 of the Bankruptcy Code will be satisfied and the offer and sale under the Plan of the Trust Interests will be exempt from registration under the Securities Act, all rules and regulations promulgated thereunder, and all applicable state and local securities laws and regulations.

Section 2.04Transfer and Exchange

The beneficial interests held by Trust Beneficiaries are not negotiable and shall be non-transferable other than if transferred by will, intestate succession, or otherwise by operation of law, and shall be subject to certain other restrictions. Moreover, any and all Trust Interests shall not be listed for trading on any national securities exchange and the Trustee shall not take any action the purpose of which is, or which would be in support of, the establishment of an active trading market in the Trust interests. No voluntary transfer of a beneficial interest in the Trust shall be effective or binding upon the Trust or the Trustee for any purpose. In the case of a deceased individual Trust Beneficiary, his or her executor or administrator shall provide written notice to the Trustee and deliver to the Trustee such documentation necessary to evidence the transfer by operation of law and identify the proper Person to succeed to such decedent’s interests.  The

Trustee may fully rely on any such evidence provided by a purported executor or administrator and shall have no duty to investigate.

Section 2.05Change of Address

A Trust Beneficiary may, after the Effective Date, select an alternative distribution address or provide wire transfer instructions for any Distribution by providing notice to the Trustee (or to another Person as directed by the Trustee) including such address or instructions.  Such notification will be effective only upon receipt by the Trustee or other Person in accordance with this Section 2.05.  Absent receipt of such notice, the Trustee shall not recognize any such change of distribution address.

III

THE TRUSTEE

Section 3.01Role of the Trustee

In furtherance of and consistent with the purpose of the Trust and the Plan, the Trustee, subject to the terms and conditions contained herein, in the Plan and in the Confirmation Order, shall serve as Trustee with respect to the Trust Assets for the benefit of the Trust Beneficiaries and maintain, manage and take action on behalf of the Trust as provided herein.

Section 3.02Authority of the Trustee

(a)In connection with the administration of the Trust, in addition to any and all of the powers enumerated elsewhere herein, the Trustee shall, in an expeditious but orderly manner, liquidate the Trust Assets, make timely distributions and not unduly prolong the duration of the Trust, and shall have the power and authority and is authorized to perform any and all acts necessary and desirable to accomplish the purposes of this Trust Agreement and the provisions of the Plan and the Confirmation Order relating to the Trust, within the bounds of the Plan, the Confirmation Order and applicable law.

(b)The Trustee, subject to the limitations set forth in Section 3.03 of this Trust Agreement shall, except as set forth herein, have the right to prosecute, defend, compromise, adjust, arbitrate, abandon, estimate, or otherwise deal with and settle any and all Subject Claims as the Trustee determines is in the best interests of the Trust. To the extent that any action has been taken to prosecute, defend, compromise, adjust, arbitrate, abandon, estimate, or otherwise deal with and settle any Subject Claims prior to the Effective Date, on the Effective Date the Trustee shall be substituted for the Debtors in connection therewith in accordance with Rule 25 of the Federal Rules of Civil Procedure, made applicable by Rule 7025 of the Federal Rules of Bankruptcy Procedure, and the caption with respect to such pending action shall be changed to the following: “[Trustee], not individually but solely as Trustee for the Trust, et al. v. [Defendant]”.

(c)Subject in all cases to any limitations contained herein, in the Confirmation Order or in the Plan, the Trustee shall have the power and authority to:

(i)hold legal title to any and all rights of the Trust and Trust Beneficiaries in or arising from the Trust Assets, including collecting and receiving any and all money and other property belonging to the Trust and the right to vote any claim or interest relating to the Trust Assets in a case under the Bankruptcy Code and receive any distribution with respect thereto;

(ii)open accounts for the Trust and make Distributions of Trust Assets in accordance with the provisions of the Plan;

(iii)exercise and perform the rights, powers, and duties held by each Debtor with respect to the Trust Assets, including the authority under section 1123(b)(3) of the Bankruptcy Code, and shall be deemed to be acting in the capacity of a bankruptcy trustee, receiver, liquidator, conservator, rehabilitator or any similar official who has been appointed to take control of, supervise, manage or liquidate the Debtors, and to provide for the sale, transfer or other disposition of the Trust Assets;

(iv)protect and enforce the rights to the Trust Assets by any method deemed appropriate, including by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

(v)obtain reasonable insurance coverage with respect to the liabilities and obligations of the Trustee and the members of the ILT Board under this Trust Agreement (in the form of fiduciary liability insurance, a directors and officers policy, an errors and omissions policy, or otherwise). The cost of any such insurance shall be paid by the Trustee from the Trust Assets;

(vi)without further order of the Bankruptcy Court, but subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, employ various professionals, including counsel, tax advisors, consultants, and financial advisors, as the Trustee deems necessary to aid it in fulfilling its obligations under this Trust Agreement and the Plan, and on whatever fee arrangement the Trustee deems appropriate, including contingency fee arrangements.  Professionals engaged by the Trustee shall not be required to file applications in order to receive compensation for services rendered and reimbursement of actual out-of-pocket expenses incurred.  All such compensation and reimbursement shall be paid by the Trustee from the Trust Assets;

(vii)retain and approve compensation arrangements of an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Trust as may be required by this Trust Agreement and applicable laws and as may be reasonable and appropriate in the Trustee’s discretion, and to prepare and file any tax returns, informational returns, or periodic or current reports as required by applicable laws. Subject to the foregoing, the Trustee may commit the Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred, and all such compensation and reimbursement shall be paid by the Trustee from Trust Assets;

(viii)to the extent applicable, assert, enforce, release, or waive any privilege or any defense on behalf of the Trust (including as to any privilege that the Debtors held prior to the Effective Date), including to provide any information to insurance carriers that the Trustee deems necessary to secure coverage for any Claim or Claims;

(ix)invest the proceeds of the Trust Assets (and all income earned by the Trust pending any Distributions in accordance with the provisions of the Plan) in short term certificates of deposit, in banks or other savings institutions, or other temporary, liquid investments, such as Treasury bills, withdraw funds of the Trust, make Distributions, and pay taxes and other obligations owed by the Trust from funds held by the Trustee;

(x)request any appropriate tax determination with respect to the Trust, including a determination pursuant to section 505 of the Bankruptcy Code;

(xi)take or refrain from taking any and all actions the Trustee reasonably deems necessary for the continuation, protection, and maximization of the value of the Trust Assets consistent with the purposes hereof, take all steps and execute all instruments and documents necessary to effectuate the purpose of the Trust and the activities contemplated herein and in the Confirmation Order and the Plan, and take all actions necessary to comply with the Confirmation Order, the Plan and this Trust Agreement and the obligations thereunder and hereunder;

(xii)exercise such other powers and authority as may be vested in or assumed by the Trustee by any Final Order, or as may be necessary and proper to carry out the provisions of the Plan relating to the Trust;

(xiii)evaluate and determine strategy with respect to the Trust Assets, and hold, pursue, prosecute, adjust, arbitrate, compromise, release, settle or abandon the Trust Assets on behalf of the Trust;

(xiv)with respect to the Trust and the Claims, perform all duties and functions of the Disbursing Agent as set forth in the Plan.

(d)The Trustee shall have the power and authority to act as trustee of the Trusts and perform the Authorized Acts through the earlier of (i) the end of the  Initial Trust Term or any Supplemental Trust Term and (ii) the date such Trustee resigns, is terminated, or is otherwise unable to serve for any reason; provided, however, that at any time after the date that is nine (9) months after the Effective Date, the ILT Board, by simple majority, may replace the Trustee with a successor Trustee selected by a simple majority of the ILT Board that shall become vested with all of the rights, powers, trusts, and duties of the predecessor Trustee.

Section 3.03Limitation of the Trustee’s Authority

(a)Notwithstanding anything herein to the contrary, the Trust and the Trustee shall not (i) be authorized to engage in any trade or business, (ii) take any actions inconsistent with the management of the Trust Assets as are required or contemplated by applicable law, the Confirmation Order, the Plan, and this Trust Agreement or (iii) take any action in contravention of the Confirmation Order, the Plan, or this Trust Agreement.

(b)The Trustee, acting on behalf of the Trust, shall agree to comply with, and shall not take any actions inconsistent with, any provision of the Plan or the Confirmation Order;

provided, however, that notwithstanding anything herein to the contrary, the Trustee may seek an order of the Bankruptcy Court to amend or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code or remedy any defect of omission or reconcile any inconsistency in the Plan or otherwise in such manner as may be necessary to carry out the purpose and intent of the Plan.

(c)Notwithstanding anything herein to the contrary, and in no way limiting the terms of the Plan which describe these and other governance points, the Trustee must receive the consent by vote of a simple majority of the ILT Board pursuant to the notice and quorum requirements set forth in Section 1.07(b) herein, in order to:

(i)terminate or extend the term of the Trust;

(ii)prosecute, litigate, settle any rights or monetize any Trust Assets, including without limitation, to litigate, resolve or settle coverage and/or the liability of any insurer under any insurance policy or legal action related thereto, provided, however that the Trustee shall not be required to seek such consent to monetize assets invested in accordance with Section 3.02(c)(ix) herein, which must be done in consultation with the ILT Board;

(iii)change the compensation of the Delaware Trustee or Trustee;

(iv)take structural or other actions to minimize any tax on the Trust Assets; and

(v)retain counsel, experts, advisors, or any other professionals.

(d)Notwithstanding anything herein to the contrary, and in no way limiting the terms of the Plan which describe these and other governance points, the Trustee must receive the unanimous consent by vote of ILT Board pursuant to the notice and quorum requirements set forth in Section 1.07(b) herein in order to seek to amend, alter, supplement or modify this Trust Agreement in any material respect; provided, however, that amendments, alterations, supplements, or modifications that solely affect holders of Class 8(a) and Class 8(b) Claims, the SMT Group Representatives or the SMT Board Members shall require a simple majority vote of the ILT Board.

(e)Notwithstanding anything herein to the contrary, the Trust, Trustee, ILT Board will coordinate and cooperate with the Victims Restitution Trust, its Trustee, the VRT Claims Administrator, and VRT Board (as such terms are defined in the Victims Restitution Trust Agreement), and where appropriate, in the judgment of the ILT Board, and in recognition of the common legal interests between both trusts, retain the same professionals for similar work and in furtherance of the common and joint legal interests between the trusts.

(f)Notwithstanding anything herein to the contrary, the Trustee must act in accordance with Section 3.06 of this Trust Agreement and the Plan prior to:

(i)taking any action with respect to the allowance or disallowance of Claims in Class 8(a) or Class 8(b), including those who did not file, or were not required to file proofs of claim pursuant to the Bar Date Order, the Plan or any other Order of the Court; and

(ii)seeking Bankruptcy Court approval of any Distributions or protocols related to allocation, Distributions, allowance, disallowance in respect of Claims in both Class 8(a) and Class 8(b), including those who did not file, or were not required to file proofs of claim pursuant to the Bar Date Order, the Plan or any other Order of the Court.

(iii)For the avoidance of doubt, the Private Creditor Board Members shall have no responsibility or liability whatsoever with regard to any actions taken by the Trustee set forth in this Section 3.03(f).

Section 3.04Payment of Expenses

(a)The Trustee may incur any reasonable fees and expenses in pursuing the Trust Assets, administering the Trust, managing the Trust Assets, and making Distributions in accordance with the Plan. All fees, expenses, and costs of the Trust, including those of the ILT Board, shall be paid by the Trustee from the ILT Operating Reserve.

(b)The ILT Board may incur reasonable expenses related to service to the Trustee that will be reimbursed by the Trust in a timely manner; provided, however, counsel fees per board member are limited to $10,000 per year.  Each ILT Board Member who was not selected by a state shall receive annual compensation of $30,000 for the first year after the Effective Date (“Non-State Board Member Compensation”).  In recognition of the services rendered by each ILT Board Member selected by and serving at the request of a state, such state shall receive $30,000 for the first year after the Effective date, which shall be directed to a state agency in the sole discretion of the state; provided, that, such state agency must be charged with abatement of the effects of the opioid crisis (including regulatory or criminal compliance) (“State Board Funding”).  On each annual anniversary of the Effective Date, both the Non-State Board Member Compensation and State Board Funding shall be subject to renewal, discontinuance, or modification as determined by the Trustee based on the circumstances including, but not limited to, the assets of the Trust remaining to be liquidated and distributed; provided, that, the Non-State Board Member Compensation and the State Board Funding shall remain equal at all times, and provided further, that, any upward adjustment of annual compensation following two (2) years after the Effective Date must be approved by the Bankruptcy Court.

(c)The Trustee shall prepare a reasonably detailed quarterly budget for the Trust with respect to the reasonable costs expected to be incurred by the Trust and the Trustee in furtherance of the limited purpose of the Trust.

Section 3.05Determinations and Distributions

(a)The Trustee will use its best efforts to achieve the DOJ Class Amount Final Determination within three (3) months of the Effective Date. After the DOJ Class Amount Final Determination, if the DOJ Class Amount is less than $283 million, Estate Distributable Value in the ILT Recovery Fund that was initially attributable to Class 7 shall be reallocated among Class 7, Class 8(a), and Class 8(b) in accordance with the Public Group Formula Amount and Public Group Plan Distribution Percentage.

(b)The Trustee will use its best efforts to achieve the TUC Class Amount Final Determination within six (6) months of the Effective Date; provided, however, that for purposes of initial Distributions to holders of Claims in Class 5 and Class 6, the TUC Class Amount shall be based on an estimate of Allowed Claims in Class 4 as of such time and shall not require a full resolution of all Claims in such Class. After the TUC Class Amount Final Determination, if the TUC Class Amount is less than $50 million, Estate Distributable Value in the ILT Recovery Fund that was initially attributable to Class 4 shall be reallocated among the Classes included in the Private Group Formula Amount, pursuant to the applicable Private Group Plan Distribution Percentage (without including Class 4).

(c)Determinations and Distributions, including by any protocol, to holders of Claims in Class 8(a) or Class 8(b) shall be governed by the Plan and Section 3.06 of this Trust Agreement.

(d)The Trustee, including the Disbursing Agent on its behalf, shall establish such accounts and distribute the Trust Assets in accordance with the provisions of the Plan.

(e)The Trust may withhold from amounts distributable to any Person any and all amounts, determined in the Trustee’s reasonable sole discretion, required by any law, regulation, rule, ruling, directive, or other governmental requirement (including tax withholding).  The Trust may withhold from amounts distributable to any Person any and all amounts, determined in the Trustee’s reasonable sole discretion, required to potentially offset a Claim asserted against such Person or an Affiliate thereof by the Trust until such Claim is finally resolved; provided, however, that any Claim that is Allowed under the Plan shall not be subject to offset.

(f)The Trustee on behalf of the Trust may retain a Disbursing Agent for the effective administration and Distribution of amounts payable to the Trust Beneficiaries and all costs and expenses of such Disbursing Agent shall be paid by the Trustee on behalf of the Trust from the ILT Operating Reserve.

Section 3.06Determinations and Distributions to Class 8(a) and Class (b)

(a)There shall be no action taken or protocol developed by the Trustee or the ILT Board related to distributions, allowance, disallowance or allocation with respect to holders of Class 8(a) and Class 8(b) Claims, whether or not such holders filed proofs of claim by the deadline set forth in the Bar Date Order, for the first twelve (12) months after the Effective Date, as may be extended by right by any of the SMT Group Representatives (as defined in the Plan) for an additional twelve (12) months and, thereafter, by right by any of the SMT Group Representatives for an additional twelve (12) months, unless such action is in accordance with and subject to a SMT Global Allocation Proposal (as defined in the SMT Allocation Protocol attached to the Confirmation Order) that was developed in accordance with the SMT Allocation Protocol and has been approved by the Bankruptcy Court.  For the avoidance of doubt, under the SMT Allocation Protocol, the SMT Group Representatives shall use good-faith efforts to reach a SMT Global Allocation Proposal within the time periods set forth herein.

(b)The SMT Group Representatives shall receive compensation of $175,000, as allocated by agreement among them, to cover all fees and expenses in with respect to negotiating, documenting and obtaining Bankruptcy Court approval for any SMT Global Allocation Proposal.

(c)If, after the expiration of the period described in Section 3.06(a) (which includes the initial twelve month period and any extension thereof), a SMT Global Allocation Proposal has not been approved by the Bankruptcy Court, and the Trustee, in its sole discretion, in consultation with the SMT Group Representatives, determines that additional extensions may delay the wind-down and closure of the Trust, then the Trustee may: (i) seek Bankruptcy Court approval to contribute the assets reserved for Class 8(a) or Class 8(b) to a vehicle, mechanism, court or decision making authority with respect to allocation, outside of these Chapter 11 Cases for the benefit of holders of Class 8(a) and Class 8(b) Claims; or (ii) otherwise determine and make Distributions to Class 8(a) and Class 8(b) Claims, including by compromising, settling, otherwise resolving, objecting to or withdrawing any objections to Class 8(a) and Class 8(b) Claims against the Debtors and the Liquidating Debtors and to compromise, settle any Disputed Class 8(a) or Class 8(b) Claims without approval of the Bankruptcy Court, with the costs of such actions to be funded out of Trust Assets reserved for Class 8(a) and Class 8(b) Claims.

(d)Pursuant to the Plan and Section 3.05 of the VRT Agreement, after Personal Injury Claims are Allowed by the VRT Claims Administrator, the VRT Trustee shall make Distributions to the ILT Recovery Fund to make Distributions to holders of Class 8(a) and Class 8(b) Claims, in accordance with the treatments set forth in the Plan, the Confirmation Order, and the ILT Agreement, as applicable, from available Products Liability Insurance Proceeds; provided that, ten (10) percent of Products Liability Insurance Proceeds shall be transferred to the ILT Recovery Fund upon receipt of such proceeds (or as soon as reasonably practicable thereafter) for the benefit of holders of Class 8(a) and Class 8(b) Claims; provided further that, the Trust shall not distribute any of such proceeds to or for the benefit of holders of Class 8(a) or Class 8(b) Claims or their advisors or professionals before the earlier of the first anniversary of the Effective Date or the completion of the administration of Personal Injury Claims by the VRT Claims Administrator, which timing cannot be altered without the unanimous approval of the ILT Board, and, in any event, not before the approval by the Bankruptcy Court in accordance with Section 3.06(a) or (c), above.

(e)For the avoidance of doubt, the Private Creditor Board Members shall have no responsibility or liability whatsoever with regard to any of the items contained in this Section 3.06, including any actions taken by the Trustee or the SMT Group Representatives.  The Private Creditor Board Members shall have authority, however, to enforce the provisions of Section 3.06 to the extent that enforcing such provisions is for the benefit of holders of Claims in Classes other than Class 8(a) and Class 8(b), without needing approval of any of the other members of the ILT Board or the Trustee.

Section 3.07Tenure, Removal, and Replacement of the Trustee

(a)The Trustee will serve until resignation and the appointment of a successor pursuant to subsection (b) below, removal pursuant to subsection (c) below, Disability (as defined below), death (if applicable), or termination of the Trust in accordance with Article IX below and the completion of the Trustee’s duties thereunder.

(b)The Trustee may resign by giving not less than sixty (60) days’ prior written notice to the ILT Board and the Bankruptcy Court. Such resignation will become effective on the earlier to occur of (i) the day specified in such notice, and (ii) the appointment of a successor Trustee as provided herein and the acceptance by such successor Trustee of such appointment.

(c)Any Trust Beneficiary including any member or members of the ILT Board, on notice and hearing before the Bankruptcy Court, may seek removal of the Trustee or any successor Trustee for Cause at any time.  The Bankruptcy Court shall hear and finally determine any dispute arising out of this section.  At any time after the date that is nine (9) months after the Effective Date, the ILT Board, by simple majority vote (pursuant to the notice and quorum rules described in Section 1.07(b), herein), may replace the Trustee with a successor Trustee selected by a simple majority of the ILT Board (pursuant to the notice and quorum rules described in Section 1.07(b), herein) that shall become vested with all of the rights, powers, trusts, and duties of the predecessor Trustee (the foregoing, the “ILT Board Removal Right”).  No Bankruptcy Court approval is required if the ILT Board exercises the ILT Board Removal Right, and the exercise of the ILT Board Removal Right is not subject Bankruptcy Court review, determination or appeal.

(d)In the event that the Trustee is removed, resigns, or otherwise ceases to serve as Trustee, other than through exercise of the ILT Board Removal Right, the ILT Board shall vote (in accordance with Section 1.07(b) herein) to appoint a successor Trustee, which appointment shall be subject to Bankruptcy Court approval.  In the event that no Successor Trustee selected by the ILT Board is approved by the Bankruptcy Court pursuant to this subsection, then the Bankruptcy Court shall appoint a successor Trustee.

(e)Immediately upon the appointment of any successor Trustee, all rights, powers, duties, authority, and privileges of the predecessor Trustee hereunder will be vested in and undertaken by the successor Trustee without any further act; the successor Trustee will not be liable personally for any act or omission of the predecessor Trustee; and the predecessor Trustee will not be liable personally for any act or omission of the successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the predecessor Trustee hereunder, and such successor shall be subject to the same qualifications and shall have the same rights, powers, duties, and discretion, and otherwise be in the same position, as the originally named Trustee. References herein to the Trustee shall be deemed to refer to any successor Trustee acting hereunder.

(f)Upon the appointment of a successor Trustee, the predecessor Trustee (or the duly appointed legal representative of a deceased Trustee or a Trustee suffering a Disability) shall, if applicable, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee, without recourse to the predecessor Trustee, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer, and deliver to such successor Trustee all property and money held hereunder, and all other assets and documents relating to the Trust, the Trust Assets, or the Trust Beneficiaries then in such predecessor Trustee’s possession and held hereunder.

(g)For purposes of this Section 3.06 and Section 1.07, the following terms shall have the following meanings:

(i)“Cause” means fraud, self-dealing, intentional misrepresentation, gross negligence, or willful misconduct. With respect to the Trustee, “Cause” shall also mean: a material failure to perform and carry out duties and responsibilities under this Trust Agreement.

(ii)“Disability” of the Trustee or a member of the ILT Board shall have occurred if, as a result of such Person’s incapacity due to physical or mental illness as determined by a physician selected by the Trustee or the member of the ILT Board, as applicable, the Trustee or the member of the ILT Board shall have been substantially unable to perform his or her duties hereunder for three (3) consecutive months or for an aggregate of 180 days during any period of twelve (12) consecutive months.

Section 3.08Books and Records

(a)The Trustee shall maintain in respect of the Trust and the Trust Beneficiaries books and records reflecting Trust Assets in its possession and income of the Trust and the payment of expenses, liabilities, and claims against or assumed by the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Trust and the requirements of Article VIII herein. Except as set forth in Section 5.01(a)(iv), nothing in this Trust Agreement requires the Trustee to file any accounting or seek approval of any court with respect to the administration of the Trust, or as a condition for managing any payment or Distribution out of the Trust Assets.

(b) Notwithstanding anything to the contrary herein, the Trustee shall obtain all of the Debtors’ documents books, and records relating to the Debtors’ sale, promotion, marketing, compliance, and reimbursement for, or payments made with respect to, the sale of SUBSYS® and SYNDROS®, and shall publicly disclose (i) such non-privileged documents, books, and records without regard to the status of litigation brought by or against Insys, and (ii) such privileged documents, books, and records as soon as all affirmative claims by or on behalf of the Trust, including any and all Causes of Action against Insurance Companies, have been resolved, but in no event later than the date the Trust is terminated; provided, however, that any disclosures shall redact personally identifiable information and comply with HIPAA, applicable law, and, unless modified, all contractual obligations and court orders; provided, further, that the Trustee will not incur ILT Operating Expenses in excess of $250,000 in complying with this paragraph except solely to the extent the members of the ILT Board designated by the SMT Group Representatives allocate to the ILT Operating Reserve for purposes of complying with this paragraph, at their sole discretion, all or part of the Distributions constituting the DOJ Distribution Reallocation distributable to holders of Claims in Class 8(a) and Class 8(b) which, for the avoidance of doubt, does not include the SMT Reallocation.

(c)The Trustee shall provide periodic reporting to the ILT Board (which shall be filed with the Bankruptcy Court in summary form) of the determination and any re-determination, as applicable, of the total amounts allocated to the ILT Recovery Fund, the Priority Reserve, the Disputed Claims Reserves for Non-PI General Unsecured Claims, and the ILT Operating Reserve.

(d)Unless otherwise ordered by the Bankruptcy Court, the Trustee may dispose of books and records maintained by the Trustee at the later of (i) such time as the Trustee determines that the continued possession or maintenance of such books and records is no longer necessary for the benefit of the Trust or the Trust Beneficiaries, or (ii) upon the termination and winding up of the Trust under Article IX of this Trust Agreement.

Section 3.09Inquiries into the Trustee’s Authority

Except as otherwise set forth in this Trust Agreement or in the Plan, no Person dealing with the Trust shall be obligated to inquire into the authority of the Trustee in connection with the protection, conservation or disposition of the Trust Assets.

Section 3.10Compliance with Laws

(a)Any and all distributions of Trust Assets shall be in compliance with applicable laws, including applicable federal and state tax and securities laws.

(b)If the Trustee determines, with the advice of counsel, that the Trust is required to comply with registration and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act of 1939, or the Investment Company Act of 1940 (the “Investment Company Act”), then the Trustee shall take commercially reasonable efforts to comply with such registration and reporting requirements, if any, and file periodic reports with the U.S. Securities and Exchange Commission to the extent required by law.  Notwithstanding the foregoing procedure, the Trustee is hereby authorized to amend this Trust Agreement to make such changes as are deemed necessary or appropriate by the Trustee, with the advice of counsel, to ensure that the Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act.

Section 3.11Trustee Compensation and Reimbursement

(a)The Trustee shall receive compensation from the ILT Operating Reserve as follows:

(i)The Trustee shall receive compensation in accordance with Exhibit [__] hereto, which compensation shall be paid in quarterly installments on the first Business Day following March 31, June 30, September 30 and December 31 of each year, for the services provided by the Trustee (the “Trustee Compensation Fee”); provided that if the Trust is dissolved, wound-up or terminated pursuant to this Agreement the Trustee shall be entitled to a prorated portion of the next quarterly installment of the Trustee Compensation Fee due following such dissolution, wind-up or termination, payable on or immediately prior to the dissolution, wind-up or termination of the Trust.

(ii)The Trustee shall be reimbursed (out of the ILT Operating Reserve) for all reasonable and documented expenses of the Trustee incurred in connection with or relating to the administration of the Trust.  For the avoidance of doubt, the Trustee may incur any reasonable and necessary fees and expenses in pursuing the Trust Assets, administering the Trust, managing the Trust Assets, and making Distributions in accordance with the Plan (including with respect to the retention of professionals), with all such fees, expenses, and costs of the Trust to be paid by the Trustee on behalf of the Trust from the ILT Operating Reserve and the Trustee shall have no liability therefor.

(iii)The fees and expenses payable to the Trustee shall be paid to the Trustee without necessity for review or approval by the Bankruptcy Court or any other Person.  All such compensation and reimbursement shall be paid from the ILT Operating Reserve.  The Bankruptcy Court shall retain jurisdiction to adjudicate any dispute regarding the fees, compensation, and expenses of the Trustee.

Section 3.12Reliance by the Trustee

(a)Except as otherwise provided herein:

(i)The Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

(ii)Persons dealing with the Trustee shall look only to the Trust Assets to satisfy any liability incurred by the Trustee to such Person in carrying out the terms of this Trust Agreement, and neither the Trustee nor any member of the ILT Board shall have any personal obligation to satisfy any such liability.

Section 3.13Standard of Care; Exculpation

(a)Neither the Trustee nor members of the ILT Board shall be liable for actions taken or omitted in its/their capacity as, or on behalf of, the Trustee, the Trust, the ILT Board or the Liquidating Debtors, including but not limited to any action or inaction taken in accordance with Section 3.06 herein, except those acts found by Final Order to be arising out of its willful misconduct, bad faith, gross negligence, or fraud.  For the avoidance of doubt, the Private Creditor Board Members shall have no responsibility or liability whatsoever with regard to any of the items contained in Section 3.06, including any actions taken by the Trustee or the SMT Group Representatives.

(b)The Trustee and the members of the ILT Board shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the Trust Assets and administration of the Trusts and none of the Trustee, the ILT Board, or their respective members, advisors or professionals, shall be liable for any damages arising out of the creation, operation, administration or termination of the Trust, including but not limited to any action or inaction taken in accordance with Section 3.06 herein, except in the case of such party’s willful misconduct, bad faith, gross negligence or fraud; provided, that in no event will any such party be liable for punitive, exemplary, consequential or special damages under any circumstances. To the fullest extent permitted by applicable law, in performing duties under this Trust Agreement, neither the Trustee nor the members of the ILT Board (as applicable) shall have liability for any action taken in good faith in accordance with the advice of counsel, accountants, appraisers and other professionals retained by the Trustee or the ILT Board. Without limiting the generality of the foregoing, the Trustee and the members of the ILT Board may rely without independent investigation on copies of orders of the Bankruptcy Court reasonably believed by the Trustee or the members of the ILT Board (as applicable) to be genuine, and shall have no liability for actions taken in reliance thereon. None of the provisions of this Trust Agreement shall require the Trustee or the members of the ILT Board to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of their duties hereunder or in the exercise of any of their rights and powers. Each of the Trustee and the members of the ILT Board may rely, without inquiry, upon writings delivered to it under the Plan, which the Trustee or the members of the ILT Board (as applicable) reasonably believes to be genuine and to have been given by a proper Person. Notwithstanding the foregoing, nothing in this Section 3.13 shall relieve the Trustee or the members of the ILT Board from any liability for any actions or omissions arising out of their willful misconduct, bad faith, gross negligence or fraud; provided, that in no event will any such Person be liable for punitive, exemplary, consequential, or special damages under any circumstances; provided, further, that the Private Creditor Board Members shall have no responsibility or liability whatsoever with regard to any of the items contained in or related to the items contained in Section 3.06 of this Trust Agreement, including any actions taken by the Trustee or the SMT Group Representatives. Any action taken or omitted to be taken by the Trustee or the members of the ILT Board with the express approval of the Bankruptcy Court and, in the case of the Trustee, with the express approval of the members of the ILT Board, will conclusively be deemed not to constitute willful misconduct, bad faith, gross negligence or fraud.

(c)Except as otherwise provided herein, neither the Trustee nor the members of the ILT Board shall be subject to any personal liability whatsoever, whether in tort, contract or otherwise, to any Person in connection with the affairs of the Trust, including but not limited to any action or inaction taken in accordance with Section 3.06 herein, to the fullest extent provided under Section 3803 of the Delaware Statutory Trust Act, and all Persons claiming against the Trustee or any member of the ILT Board, or otherwise asserting claims of any nature in connection with affairs of the Trust, shall look solely to the Trust Assets for satisfaction of any such claims.

(d)To the extent that, at law or in equity, the Trustee or any member of the ILT Board has duties (including fiduciary duties) and liabilities relating hereto, to the Trust or to the Trust Beneficiaries, it is hereby understood and agreed by the Parties and the Trust Beneficiaries that such duties and liabilities are eliminated to the fullest extent permitted by applicable law, including Section 3806 of the Delaware Statutory Trust Act, and replaced by the duties and liabilities expressly set forth in this Trust Agreement with respect to the Trustee and the ILT Board.

(e)The Trustee and the ILT Board, and their respective officers, directors, partners, members, managers and employees, shall be indemnified to the fullest extent permitted by law by the Trust against all liabilities arising out of the creation, operation, administration or termination of the Trust, including actions taken or omitted in fulfillment of their duties with respect to the Trust, except for those acts that are determined by Final Order to have arisen out of their own willful misconduct, bad faith, gross negligence or fraud.

(f)The Trust shall maintain customary insurance coverage for the protection of the Trustee and members of the ILT Board from and after the Effective Date.

Section 3.14Trustee and ILT Board Protective Provisions.

(a)Every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee or members of the ILT Board shall be subject to the provisions of this Article.

(b)To the fullest extent permitted by law, none of the Trustee, any of its officers, directors, employees, agents or affiliates or any members of the ILT Board shall have any implied duties (including fiduciary duties) or liabilities otherwise existing at law or in equity, which implied duties and liabilities are hereby eliminated.

(c)The Trustee and the members of the ILT Board shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith, gross negligence or fraud.

(d)No provision of this Trust Agreement shall require the Trustee or the members of the ILT Board to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder.

(e)The Trustee may retain and reasonably compensate counsel and other professionals to assist in its duties as Trustee on such terms as the Trustee deems appropriate without Bankruptcy Court approval, provided that such professionals will be selected by the ILT Board by a majority vote. Other than corporate counsel for the Trustee, which shall not be a professional who represented parties in interest in the Chapter 11 Cases unless otherwise agreed by the Creditors’ Committee and the SMT Group Representatives prior to the Effective Date, and subject to the foregoing sentence the Trustee may retain any professional, including any professional who represented parties in interest in the Chapter 11 Cases. All fees and expenses incurred in connection with the foregoing shall be payable from the applicable ILT Operating Reserve.

(f)If at any time either the Trustee or the ILT Board determines that it requires or desires guidance regarding the application of any provision of this Trust Agreement or any other document, then the Trustee or the ILT Board may seek guidance from the Bankruptcy Court.

(g)Each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Trust Beneficiary agrees that the Trustee, in any capacity, and the members of the ILT Board have not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Trust and Trust Assets, including, but not limited to, income, gift and estate tax issues, insurable interest issues, doing business or other licensing matters.

IV

PRIVILEGE; TRANSFER OF BOOKS AND RECORDS

Section 4.01Privilege

To effectively investigate, prosecute, compromise, and/or settle the Insurance Rights, the Products Liability Insurance Rights, and Causes of Action on behalf of the Trusts, the

Trustee, the ILT Claims Arbiter, the trustee for the Victims Restitution Trust (the “VRT Trustee”) the VRT Claims Administrator and their counsel and representatives require full access to all documents and information relating to the Insurance Rights, the Products Liability Insurance Rights, and the Causes of Action in the possession of the Debtors and/or the Liquidating Debtors and must be able to obtain such information from the Debtors or the Liquidating Debtors on a confidential basis and in common interest without being restricted by or waiving any applicable work product, attorney-client, or other Privilege.  Accordingly, on or prior to the Effective Date, the Trustee, the VRT Trustee and Insys Therapeutics, Inc., on behalf of itself, the other Debtors, and the Liquidating Debtors, shall enter into the Trust Transfer Agreement, which shall provide for the Trustee’s, the VRT Trustee, the VRT Claims Administrator’s and the ILT Claims Arbiter’s full access to the Debtors’ and the Liquidating Debtors’ records and information including, without limitation, electronic records or documents, and for the Debtors and the Liquidating Debtors to transfer and assign, or cause to be transferred and assigned, to this Trust: all of the books and records of the Debtors and the Liquidating Debtors, and to each of this Trust and the Victims Restitution Trust (i) a copy of a database or other information as reasonably required to assist the Trusts in identifying the Non-PI General Unsecured Claims, (ii) copies of all Insurance Policies, (iii) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (iv) any other information necessary to operate the Trusts and preserve, secure, or obtain the benefit of the Insurance Rights. Notwithstanding the transfer and assignment of the Debtors’ and the Liquidating Debtors’ books and records to the Trust, the Plan and the Trust Transfer Agreement are intended to provide the Trust, the Victims Restitution Trust, the Trustee, the VRT Trustee, the VRT Claims Administrator, and the ILT Claims Arbiter with a common and joint legal interest in all of the documents and information described herein, and the Victims Restitution Trust, the VRT Trustee and the VRT Claims Administrator shall have full access to such documents and information.  The Trust Transfer Agreements shall also provide that as of the Effective Date, all Privileges held by the Debtors or the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors) in connection with such documents or information shall transfer to, and vest exclusively in, the Trusts, the Trustee, the VRT Trustee, the VRT Claims Administrator and the ILT Claims Arbiter.  If, at any time after the Effective Date, the Debtors discover the existence of an Insurance Policy that provides or may provide coverage for General Unsecured Claims, the Entity discovering such policy or evidence of the existence of such policy shall promptly inform the Trustee, the VRT Trustee, the VRT Claims Administrator and the ILT Claims Arbiter.

Section 4.02Transfer

The transfer or assignment of information to the Trusts in accordance with the Plan shall not result in the destruction or waiver of any applicable Privileges. Further, with respect to any Privileges: (i) they are transferred to the Trusts to enable the Trustee, the VRT Trustee, the VRT Claims Administrator and the ILT Claims Arbiter to perform their duties to administer the Trusts and for no other reason (including the public disclosure of certain documents notwithstanding any Privilege as specifically set forth in the Plan or the Trust Agreement), (ii) they are vested in the Trustee, VRT Trustee, the VRT Claims Administrator, the ILT Claims Arbiter and the Trusts, and not in the ILT Board or any other Person, committee, or subcomponent of the Trusts, or any other Person (including counsel and other professionals) who has been engaged by, represents, or has represented any holder of a Claim or any Person that alleges or may allege a

Claim, directly or indirectly, relating to, or arising from, the Debtors’ Products or operations, (iii) they shall be preserved and not waived (except as the Trustee, the VRT Trustee, the VRT Claims Administrator, the ILT Claims Arbiter, or the Trusts, as applicable, may elect to waive such Privileges held by that particular Person or Entity), (iv) for the avoidance of doubt, any such transfer shall have no effect on any right, Claim, or Privilege of any Person other than the Debtors or the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or Liquidating Debtors), and (v) no information subject to a Privilege shall be publicly disclosed by the Trustee, the VRT Trustee, the VRT Claims Administrator, the ILT Claims Arbiter, or the Trusts or communicated to any Person not entitled to receive such information or in a manner that would diminish the protected status of any such information, except following a waiver of such Privilege pursuant to (iii) above or pursuant to the specific terms of the Plan and the Trust Agreement. For the avoidance of doubt, nothing in the Plan or any order of the Bankruptcy Court shall prevent a waiver by the Trustee, VRT Trustee, the VRT Claims Administrator or the ILT Claims Arbiter of Privileges to the extent held by that particular Person or Entity, and the waiver of Privileges shall not affect the releases or exculpation provided under the Plan to such Person or Persons. Notwithstanding the foregoing, nothing herein shall preclude the Trustee, the VRT Trustee, the VRT Claims Administrator or the ILT Claims Arbiter from providing information received pursuant to this Section to any applicable Insurance Company as necessary to preserve, secure, or obtain the benefit of the applicable Insurance Rights.

V

TAX MATTERS

Section 5.01U.S. Federal Income Tax Treatment of the Trust

(a)In furtherance of the Plan, and subject to subsections (b) and (c) below, (i) the Trust is intended to be treated as a “liquidating trust” within the meaning of Treasury Regulation Section 301.7701-4(d) and in compliance with Revenue Procedure 94-45, 1994-2 C.B. 684 and, thus, as a “grantor trust” within the meaning of sections 671 through 679 of the Internal Revenue Code to the holders of beneficial interests in the Trust, consistent with the terms of the Plan; (ii) the sole purpose of the Trust shall be the liquidation and distribution of the ILT Assets in accordance with Treasury Regulation Section 301.7701-4(d), including the resolution of Claims (other than Personal Injury Claims) in accordance with the Plan, with no objective to continue or engage in the conduct of a trade or business; (iii) all parties (including the Debtors, their Estates, the Liquidating Debtors, holders of beneficial interests in the Trust, and the Trustee) shall report consistently with such treatment (including the deemed receipt of the underlying assets, subject to applicable liabilities and obligations, by the holders of beneficial interests in the Trust, followed by the deemed transfer of such Assets to the Trust); (iv) after the Effective Date (but no later than the due date for timely filing of the Trust’s first federal income tax return, taking into account applicable tax filing extensions), the Trustee shall determine or caused to be determined the fair market value of the Trust Assets as of the Effective Date, based on the Trustee’s good faith determination, and establish appropriate means to apprise the Trust Beneficiaries of such valuation from time to time as relevant, and all parties shall report consistently with such valuation; (v) the Trustee shall be responsible for filing returns for the Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a); and (vi) the Trustee shall annually send to each holder of beneficial interests in the Trust a separate statement regarding the receipts and expenditures of the Trust as relevant for U.S. federal income tax purposes.

(b)Subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including the receipt by the Trustee of a private letter ruling if the Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Trustee), the Trustee may timely elect to (i) treat any portion of the Trust allocable to, or retained on account of, Disputed Claims (e.g., a Disputed Claims Reserve) as a “disputed ownership fund” governed by Treasury Regulation Section 1.468B-9 (and make any appropriate elections) and (ii) to the extent permitted by applicable law, report consistently with the foregoing for state and local income tax purposes. If a “disputed ownership fund” election is made, all parties (including the Debtors, their Estates, the Liquidating Debtors, holders of beneficial interests in the Trust, and the Trustee) shall report, for United States federal, state, and local income tax purposes, consistently with the foregoing. As to any assets allocable to, or retained on account of, Disputed Claims, all distributions thereof shall be net of any costs and expenses, including taxes, relating to the retention or disposition (including a Distribution) of such assets, and the Trustee shall be responsible for payment, out of such assets, of any taxes imposed on or with respect to such assets, and shall be permitted to sell any assets of the qualified settlement fund to the extent necessary to satisfy such tax liability (including any tax liability arising in connection with such sale). All parties (including, without limitation, the Debtors, their Estates, the Liquidating Debtors, the Trust, and the holders of beneficial interests in the Trust) will be required to report for tax purposes consistently with the foregoing.

(c)Notwithstanding subsections (a) and (b) above, if the Trust or any portion thereof is treated as a “qualified settlement fund” within the meaning of, and as required by, Treasury Regulation Section 1.468B-1, it shall be treated consistently for state and local tax purposes, to the extent applicable. The Trustee and all holders of beneficial interests in the Trust shall report consistently with the foregoing. The Trustee shall be the “administrator,” within the meaning of Treasury Regulation Section 1.468B-2(k)(3), of such qualified settlement fund. The Trustee shall be responsible for filing all tax returns of the qualified settlement fund and the payment, out of the assets of the qualified settlement fund, of any taxes due with respect to trust assets or otherwise imposed on the qualified settlement fund (including any tax liability arising in connection with the distribution of trust assets), and shall be permitted to sell any assets of the qualified settlement fund to the extent necessary to satisfy such tax liability (including any tax liability arising in connection with such sale).

(d)The Trustee, in its capacity as the trustee of the Trust, shall have full and exclusive authority and responsibility with respect to all taxes of the Debtors (including, without limitation, as the common parent or other agent of any consolidated, combined, or unitary tax group of which the Debtors were the agent), to the same extent as if the Trustee were the debtor-in- possession. Without limiting the foregoing, each of the Debtors shall execute, on or prior to the Effective Date, a power of attorney authorizing the Trustee, in its capacity as the trustee of the Trust, to correspond with any taxing authority on behalf of such Debtor and to sign, collect, negotiate, settle, and administer tax payments and tax returns. In furtherance of the foregoing:

(i)Following the Effective Date, the Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Debtors, all tax returns required to be filed or that the Trustee otherwise deems appropriate, including the filing of amended tax returns or requests for refunds for all taxable periods.

(ii)The Trust shall be entitled to all tax refunds of the Debtors, and the Trust shall bear responsibility for all tax liabilities of the Debtors for all taxable years, to the extent not satisfied or otherwise released by the Plan.

Section 5.02Expedited Determination of Taxes

The Trustee may request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all tax returns filed by or on behalf of the Trust through the ILT Termination Date, and for all tax returns filed by or on behalf of the Debtors or the Liquidating Debtors for all taxable periods of the Debtors and the Liquidating Debtors.

Section 5.03Tax Returns and Allocations

The Trustee shall retain accountants to prepare and file U.S. federal income tax returns for the Trust, and the Trustee is authorized to report and pay from Trust Assets tax on the Trust’s tax items of income, gain, loss, deduction and credit. In addition, the Trustee shall retain accountants to prepare and file in a timely manner such other tax returns, including any state and local tax returns, as are required by applicable law and the Trustee is authorized to pay from Trust Assets any taxes shown as due thereon. Any taxes paid hereunder shall be considered a cost and expense of the operation of the Trust.

Section 5.04Withholding of Taxes; Trust Taxes

The Trust shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions made by the Trust to the Trust Beneficiaries shall be subject to any such withholding and reporting requirements.  The Trustee may retain accountants or counsel to advise of any such requirements.  The Trustee shall deduct and withhold from amounts otherwise payable or distributable to any Trust Beneficiary and pay to the appropriate tax authority all amounts required to be withheld pursuant to the U.S. federal tax law or any provision of any state, local or non-U.S. tax law with respect to any payment or distribution to the holders of beneficial interests in the Trust.  All such amounts withheld and paid to the appropriate taxing authority shall be treated as amounts distributed to such Trust Beneficiaries for all purposes of this Trust Agreement.  The Trustee shall be authorized to collect such tax information from the Trust Beneficiaries (including, without limitation, social security numbers or other tax identification numbers) as it, in its sole discretion, deems necessary to effectuate the Plan, the Confirmation Order and this Trust Agreement.  Trust Beneficiaries entitled to receive payments under this Trust Agreement or distributions from the Liquidating Trust shall provide such information or forms (including Forms W-9 and applicable Forms W-8) and take such steps as the Trustee may reasonably require to ensure compliance with their withholding and reporting requirements and to enable the Trustee to obtain the certifications and information as may be necessary or appropriate to satisfy the provisions of any tax law.  The Trustee may condition any distribution or payment to any Trust Beneficiary upon receipt of such information or forms and/or taking such steps.  The Trustee may refuse to make a distribution to any Trust Beneficiary that fails to furnish such information in a timely fashion, until such information is delivered; provided, however, that, upon the delivery of such information by a Trust Beneficiary during the Operating Term, the Trustee shall make such distribution to which the Trust Beneficiary is entitled, without interest; provided, further, if such information is not furnished to the Trustee within twelve (12) months of the original request to furnish such information, the Trustee may file a document with the Bankruptcy Court that will provide twenty-one (21) days’ notice before such distribution may be deemed an unclaimed distribution and treated in accordance with Section 6.11 of the Plan; and provided, further, that, if the Trustee fails to withhold in respect of amounts received or distributable with respect to any such Trust Beneficiary and the Trustee is later held liable for the amount of such withholding, such Trust Beneficiary shall reimburse the Trustee for such liability.

Section 5.05Allocation of Trust Taxable Income

Assuming the Trust is treated as a “liquidating trust” in accordance with Section 5.01(a) herein, allocations of Trust taxable income among the Trust Beneficiaries shall be determined by reference to the manner in which an amount of Cash representing such taxable income would be distributed (were such cash permitted to be distributed at such time) if, immediately prior to such deemed distribution, the Trust had distributed all its assets (valued at their tax book value) to the holders of Claims, adjusted for prior taxable income and loss and taking into account all prior and concurrent distributions from the Trust.  Similarly, taxable loss of the Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a hypothetical liquidating distribution of the remaining Trust Assets.  The tax book value of the Trust Assets for purposes of this Section 5.05 shall equal their fair market value on the Effective Date, or, if later, the date such assets were acquired by the Trust, adjusted in accordance with tax accounting principles prescribed by the IRC, the applicable Treasury Regulations, and other applicable administrative and judicial authorities and pronouncements.

Section 5.06Payment of Taxes

The Trustee shall be responsible for payment, out of the Trust Assets, of any Taxes imposed on the Trust or its assets.  In the event, and to the extent, any Cash held or retained on account of or allocable to Disputed Claims is insufficient to pay the portion of any such Taxes attributable to the taxable income arising from the assets allocable to, or held or retained on account of, Disputed Claims, such Taxes may be (i) reimbursed from any subsequent Cash amounts held or retained on account of or allocable to Disputed Claims, or (ii) to the extent such Disputed Claims have subsequently been resolved, deducted from any amounts otherwise distributable by the Trustee as a result of the resolution of such Disputed Claims.

VI

DISTRIBUTIONS

Section 6.01Distributions

The Trustee shall distribute all Trust Assets on behalf of the Trust in accordance with this Trust Agreement, the Confirmation Order and the Plan at such time or times as the Trustee may determine, but shall distribute available Cash, if any, to holders of Trust Interests at least annually.  On an annual basis, the ILT Board shall make a determination of the amount of Cash available for distribution, which shall include the amount of unrestricted Cash then on hand (including any Cash received from the Debtors on the Effective Date, and treating any permissible investment as Cash for purposes of this Section 6.01 of this Trust Agreement), reduced by any such amounts that (A) are reasonably necessary to meet contingent liabilities and to maintain the value of the Trust Assets pending their liquidation during the term of the Trust, (B) are determined to be necessary to pay or reserve for reasonably incurred or anticipated expenses (including, but not limited to, any Taxes imposed on or payable by the Debtors or the Trust or in respect of the Trust Assets), (C) are necessary to satisfy or reserve for other liabilities incurred or anticipated by the Trust in accordance with the Plan and this Trust Agreement (it being understood that the operation of this proviso could result in there being insufficient funds available to fund an annual distribution) or (D) are necessary to pay Claims with priority of payment under the Plan.  Notwithstanding anything to the contrary contained in this paragraph and subject to Section 3.06 of this Trust Agreement, the Trustee shall exercise all reasonable efforts to make initial distributions within six months of the Effective Date, and the ILT Board may not prevent such initial distributions without a unanimous vote of the ILT Board.

Section 6.02Manner of Payment or Distribution

(a)All Distributions made by the Trustee on behalf of the Trust to Trust Beneficiaries shall be payable by the Trustee directly to the Trust Beneficiaries of record [as of the twentieth (20th) day prior] to the date scheduled for the Distribution, unless such day is not a Business Day, then such date for the Distribution shall be the following Business Day, but such Distribution shall be deemed to have been completed as of the required date.

(b)All Trust Proceeds shall be distributed in accordance with the Plan.

Section 6.03Delivery of Distributions

(a)All Distributions under this Trust Agreement to any Trust Beneficiary shall be made, as applicable, (x) at the address of such Trust Beneficiary (i) as set forth on the Schedules filed with the Bankruptcy Court or (ii) on the books and records of the Debtors or their agents, as applicable, unless the Debtors or the Trustee have been notified in writing of a change of address, including by filing of a proof of Claim by a Trust Beneficiary that contains an address for such Trust Beneficiary different from the address of such Trust Beneficiary as set forth in the Schedules, with such change of address provided at least twenty (20) days prior to such Distribution Date; or (y) in accordance with the SMT Global Allocation Protocol approved by the Bankruptcy Court.

(b)In the event that any Distribution to a Trust Beneficiary is returned as undeliverable, no further Distribution to such Trust Beneficiary shall be made unless and until the Trustee has been notified of the then current address of such Person, at which time such Distribution shall be made to such Person without interest; provided, however, that all Distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of six (6) months from the applicable Distribution Date.  After such date, all unclaimed property or interests in property (a) shall revert to the Trust (notwithstanding any applicable federal or state escheat, abandoned, or unclaimed property laws to the contrary), (b) the Claim of any Person to such property or interest in property shall be released, settled, compromised, and forever barred and (c) such unclaimed property or interests shall be distributed to other to holders of Allowed Non-PI General Unsecured Claims in accordance with the Plan Distribution Percentages and the allocations under Article IV and Section 5.3 of the Plan, as if the Claim of such Person had been disallowed as of the date the undeliverable distribution was first made.

Section 6.04Cash Distributions

Distributions of Cash shall be distributed as provided in the Plan, and the Trustee is entitled to setoff and recoupment as provided in Section 6.15 of the Plan.

VII

INDEMNIFICATION

Section 7.01Indemnification of the Trustee and the ILT Board

(a)To the fullest extent permitted by law, the Trustee and the ILT Board and its members (collectively, the “Trust Indemnified Parties” and each a “Trust Indemnified Party”) shall be entitled to indemnification and reimbursement for fees and expenses in defending any and all of its actions or inactions in its capacity as, or on behalf of, the Trustee or the Trust, or the Debtors, and from and against any and all loss, cost, damage, expense (including fees and expenses of attorneys and other advisors and any court costs incurred by any Trust Indemnified Party and including fees and expenses to enforce any provision of this Trust Agreement) or liability (including liabilities under state or federal securities laws) by reason of anything any Trust Indemnified Party did, does or refrains from doing for the business or affairs of the Trust, except for any actions or inactions found by Final Order to be arising out of its willful misconduct, bad faith, gross negligence, or fraud. Any valid indemnification claim of the Trust Indemnified Parties shall be satisfied from the ILT Operating Reserve.

(b)Notwithstanding any provision herein to the contrary, the Trust Indemnified Parties shall be entitled to obtain advances from the Trust to cover their reasonable expenses, including of defending themselves in any action brought against them as a result of the acts and omissions, actual or alleged, of a Trust Indemnified Party in its capacity as such, provided, however, that the Trust Indemnified Parties receiving such advances shall repay the amounts so advanced to the Trust immediately upon the entry of a Final Order finding that such Trust Indemnified Parties were not entitled to any indemnity under the provisions of this Section 7.01. The foregoing indemnity in respect of any Trust Indemnified Party shall survive the termination, resignation or removal of such Trust Indemnified Party from the capacity for which they are indemnified. Termination or modification of this Trust Agreement shall not affect any indemnification rights or obligations then existing.

(c)The rights to indemnification under this Section 7.01 are not exclusive of other rights which any Trust Indemnified Party may otherwise have at law or in equity, including common law rights to indemnification or contribution. Nothing in this Section 7.01 will affect the rights or obligations of any Person (or the limitations on those rights or obligations) under this Trust Agreement or any other agreement or instrument to which that Person is a party.

(d)To the extent that any costs or expenses are incurred to indemnify the Trust, the Trustee or any members of the ILT Board with regard to or related to any of the items set forth in Section 3.06 of this Trust Agreement, such costs or expenses shall be taken from distributions that would otherwise be made to holders of Claims in Class 8(a) and Class 8(b), and shall not delay any distributions to holders of Claims in other Classes.

VIII

REPORTS TO TRUST BENEFICIARIES

Section 8.01Reports

(a)The Trustee shall retain accountants or other advisors to cause to be prepared, at such times as may be required by the Exchange Act or the Bankruptcy Court, if applicable, or, not less than annually, financial statements of the Trust together with annual income tax reporting of the Trust.  To the extent such accountants or other advisors advise the Trustee that it is required by law, the financial statements prepared as of the end of the fiscal year shall be audited by nationally recognized independent accountants in accordance with U.S. generally accepted accounting principles, provided that nothing in this Trust Agreement independently requires audits to be completed.  The materiality and scope of audit determinations shall be established among the ILT Board Members, Trustee and the appointed auditors with a view toward safeguarding the value of the Trust Assets, but nothing relating to the mutually agreed scope of work shall result in any limitation of audit scope that would cause the auditors to qualify their opinion as to scope of work with respect to such financial statements.

(a)The Trustee shall provide periodic reporting to the ILT Board (which shall be filed with the Bankruptcy Court in summary form) of the determination and any re-determination, as applicable, of the total amounts allocated to the ILT Recovery Fund, the Priority Reserve, the Disputed Claims Reserves for Non-PI General Unsecured Claims, and the ILT Operating Reserve.

IX

TERM; TERMINATION OF THE TRUST

Section 9.01Term; Termination of the Trust

(a)The Trust shall be dissolved and the Trustee, the ILT Claims Arbiter, and the ILT Board shall be discharged from their duties with respect to the Trust upon completion of their duties as set forth in the Plan and this Trust Agreement which, for the avoidance of doubt, shall be no earlier than the date on which (i) all Disputed Non-PI General Unsecured Claims have been resolved, (ii) all ILT Assets have been liquidated, and (iii) all Distributions from the Trust required to be made by the Trustee under the Plan and this Trust Agreement have been made, unless dissolution on an earlier date is authorized pursuant to a Final Order of the Bankruptcy Court. Upon dissolution of the Trust, any Cash remaining in the ILT Recovery Fund and the ILT Operating Reserve shall be distributed to holders of Allowed Non-PI General Unsecured Claims in accordance with the Plan Distribution Percentages and the allocations under Article IV and Section 5.3 of the Plan.

(b)The term of the Trust shall end no later than the fifth (5th) anniversary of the Effective Date (the “Initial Trust Term”); provided however, that the Trustee, with the consent of a simple majority of the ILT Board not to be unreasonably withheld, may extend the term of the Trust for such additional period(s) of time (not to exceed two years, including any prior extensions, without a favorable private letter ruling from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee that any further extension would not adversely affect the status of the Trust as a liquidating trust for U.S. federal income tax purposes) as is (are) necessary to facilitate or complete the recovery, liquidation, and distribution of the Trust Assets pursuant to the Plan and this Trust Agreement (all such extensions, collectively the “Supplemental Trust Term”) by obtaining Bankruptcy Court approval within the six (6) month period prior to the termination of the Initial Trust (or within the six (6) month period prior to the end of any extension period).

Section 9.02Continuance of the Trustee for Winding Up

(a)After the dissolution of the Trust and for the purpose of liquidating and winding up the affairs of the Trust, the Trustee shall continue to act as such until the Trustee’s duties have been fully performed.  Prior to the final Distribution of all of the remaining Trust Assets, the Trustee shall be entitled to reserve from such assets any and all amounts required to provide for the Trustee’s own costs and expenses until such time as the winding up of the Trust is completed. Upon the dissolution of the Trust and the completion of the winding up of the assets, liabilities and affairs of the Trust pursuant to the Delaware Statutory Trust Act, the Trustee shall (or the Delaware Trustee may) file a certificate of cancellation with the State of Delaware to terminate the Trust pursuant to Section 3810 of the Delaware Statutory Trust Act (such date upon which the certificate of cancellation is filed shall be referred to as the “Termination Date”).  Upon the Termination Date, the Trustee shall retain for a period of two (2) years, as a cost of administering the Trust, the books, records, Trust Beneficiary lists, and certificates and other documents and files that have been delivered to or created by the Trustee.  At the Trustee’s discretion, all of such records and documents may, but need not, be destroyed at any time after two (2) years from the Termination Date.

(b)Except as otherwise specifically provided herein, upon the Termination Date of the Trust, the Trustee, the ILT Board and its members shall have no further duties or obligations hereunder.

X

AMENDMENT AND WAIVER

Subject to Section 3.03(d) herein, any substantive provision of this Trust Agreement may be amended or waived in writing by the Trustee with the unanimous approval of the ILT Board, the approval of the Bankruptcy Court upon notice and an opportunity for a hearing, and the approval of the Delaware Trustee (but solely to the extent that the Delaware Trustee is affected by the amendment or waiver); provided, however, that no change may be made to this

Trust Agreement that would adversely affect the payments, if any, to be made pursuant to the Plan.  Technical amendments to this Trust Agreement, and amendments authorized by Section 3.10, may be made as necessary to clarify this Trust Agreement or enable the Trustee to effectuate the terms of this Trust Agreement, by the Trustee; provided, however, that all amendments of this Trust Agreement shall be consistent with the Plan and the Confirmation Order and the purpose and intention of the Trust as set out in the Plan.

XI

DELAWARE TRUSTEE

Section 11.01Appointment and Purpose of the Delaware Trustee

The Trust shall at all times have a trustee that meets the requirements of Section 3807(a) of the Delaware Statutory Trust Act.  The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act.  It is understood and agreed by the Parties that the Delaware Trustee shall not otherwise be a trustee hereunder and shall have none of the duties or liabilities of the Trustee.

Section 11.02Duties of the Delaware Trustee

The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State that the Delaware Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Act.  To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Trust Beneficiaries, it is hereby understood and agreed by the Parties and the Trust Beneficiaries that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Trust Agreement.  The Delaware Trustee shall have no liability for the acts or omissions of the Trustee or any other Person.

Section 11.03Removal and Replacement of the Delaware Trustee

The Delaware Trustee may be removed by the Trustee upon thirty (30) days prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon thirty (30) days prior written notice to the Trustee.  Upon the resignation or removal of the Delaware Trustee, the Trustee shall appoint a successor Delaware Trustee.  If no successor has been appointed within such thirty (30) day period, a court of competent jurisdiction may be petitioned (at the expense of the Trust) to appoint a successor Delaware Trustee.

Section 11.04Successor Delaware Trustee

Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Trust

Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the Parties, except as may be required by the Delaware Statutory Trust Act.

Section 11.05Protections for the Delaware Trustee

The Delaware Trustee shall be entitled to the following protections:

(a)The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith, gross negligence or fraud.

(b)The Delaware Trustee shall not be personally liable for any error of judgment made in good faith.

(c)No provision of this Trust Agreement shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder.

(d)Under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement, or indebtedness of the Trust.

(e)The Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the other Parties.

(f)The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties.  The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the Trustee, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(g)In the exercise or administration of the trust hereunder, the Delaware Trustee (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and with due care and (ii) may consult with counsel, accountants and other skilled Persons to be selected by it in good faith and with due care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

(h)In performing hereunder, the Delaware Trustee acts not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Trust Agreement or any other related document or agreement shall look only to the Trust’s property for payment or satisfaction thereof.

Section 11.06Compensation of the Delaware Trustee

The Delaware Trustee shall be entitled to receive compensation from the ILT Operating Reserve for its services as shall have been separately agreed to from time to time in writing by the Delaware Trustee.

Section 11.07Indemnification of the Delaware Trustee

The Delaware Trustee or any officer, affiliate, director, employee, or agent of the Delaware Trustee (each an “Indemnified Person”) shall be entitled to indemnification from the Trust from and against any and all losses, claims, taxes, damages, reasonable expenses, and liabilities (including legal fees and expenses, including in the enforcement of this Trust Agreement, and liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, the “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Person with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of this Trust Agreement or the transactions contemplated hereby, except as a result of the willful misconduct, bad faith, gross negligence or fraud of such Indemnified Person.  The obligations of the Trust to compensate the Delaware Trustee and to indemnify an Indemnified Person as provided herein shall survive the termination of this Trust Agreement.

XII

MISCELLANEOUS PROVISIONS

Section 12.01Reimbursement of Trust Costs

If the Trustee, the ILT Board or the Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Trust Agreement or the enforcement thereof, the Trustee, the ILT Board or the Trust, as the case may be, shall be entitled to collect any and all costs, reasonable and documented out-of-pocket expenses and fees, including attorneys’ fees, from the non-prevailing party incurred in connection with such dispute or enforcement action. To the extent that the Trust has advanced such amounts, the Trust may recover such amounts from the non-prevailing party.

Section 12.02Separateness

The Trustee, based on advice from counsel, shall cause the Trust to do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a separate legal entity.   Except as provided in the Plan, the Trustee also shall cause the Trust to:

(a)maintain its own separate books and records and bank accounts;

(b)at all times hold itself out to the public and all other Persons as a legal entity separate from the Trustee and any other Person;

(c)as provided herein, file its own tax returns, if any, as may be required under applicable Law, to the extent (A) not part of a consolidated group filing a consolidated return or returns or (B) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable Law;

(d)except as provided in the Plan and the agreements and other documents contemplated by the Plan (together, the “Transaction Documents”), not commingle its assets with assets of any other Person;

(e)except as provided in the Transaction Documents, conduct its business in its own name and comply with all organizational formalities to maintain its separate existence;

(f)maintain separate financial records; and, if consolidated with financial statements of affiliates, include footnotes to the effect that the Trust is a separate legal entity and that its assets are not available to satisfy the claims of affiliates;

(g)except as provided in the Transaction Documents, pay its own liabilities only out of its own funds;

(h)maintain an arm’s length relationship with its affiliates and the Trustee;

(i)not hold out its credit or assets as being available to satisfy the obligations of others;

(j)allocate fairly and reasonably any overhead for shared office space;

(k)use separate stationery, invoices and checks;

(l)not pledge its assets for the benefit of any other Person;

(m)correct any known misunderstanding regarding its separate identity;

(n)maintain capital as provided in the Plan;

(o)cause the Trust to comply with all requirements of the Delaware Statutory Trust Act and comply with the provisions of this Trust Agreement and its Certificate of Trust;

(p)not acquire any securities of any Trustee; and

(q)advise its agents and other representatives to act at all times, with respect to the Trust, consistently and in furtherance of the foregoing.

Failure of the Trust, or the Trustee on behalf of the Trust, to comply with any of the foregoing covenants or any other covenants contained in this Trust Agreement shall not affect the status of the Trust as a separate legal entity or the limited liability of the Trustee.

Section 12.03No Recourse

No recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against (a) any former, current or future director, officer, trustee (with respect to each of the Trustee and the Delaware Trustee, solely in its individual capacity), employee, agent, limited partner, manager, member, stockholder, affiliate, beneficial owner or assignee of the Trust, the Trustee, the Delaware Trustee, member of the ILT Board or the ILT Board, or (b) any former, current or future director, officer, trustee (with respect to each of the Trustee and the Delaware Trustee, solely in its individual capacity), employee, agent, limited partner, manager, member, stockholder, affiliate (other than the Trust), beneficial owner or assignee of any of the persons or entities under clause (a) of this Section 12.03 (the persons and entities under clauses (a) and (b) of this Section 12.03, the “Covered Persons”) whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Covered Person for any obligation of the Trust under this Trust Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.

Section 12.04Laws as to Construction

Except as to Section 1.02(b)(v) or to the extent the Bankruptcy Code or Federal Rules of Bankruptcy Procedure are applicable, this Trust Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Section 12.05Jurisdiction

The Bankruptcy Court and the courts of the State of Delaware shall have the exclusive jurisdiction with respect to any action relating to or arising from the Trust.

Section 12.06Severability

If any provision of this Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 12.07Notices

(a)All notices, requests or other communications to the Parties hereto shall be in writing and shall be sufficiently given only if: (i) delivered in person; (ii) sent by electronic or facsimile communication (as evidenced by an electronic mail return receipt or confirmed fax transmission report, respectively); (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by commercial delivery service or courier. Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the Parties at the following addresses or facsimile numbers:

(i)If to the Trustee, to:

Attention:
[●]
Tel: [●]
Facsimile: [●]
Email: [●]

(ii)If to the Debtors:

[  ]

With a copy to:

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY  10153

Attention:

Tel:
Facsimile:
Email:

(iii)If to the ILT Board, to the last known address(es) and facsimile number(s) provided by each member of the ILT Board to the Trustee.

(b)All notices to Parties shall be effective and shall be deemed delivered: (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic mail or facsimile communication, on the date of receipt or confirmed transmission of the communication; and (iii) if by mail, on the date of receipt. Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party hereto.

Section 12.08Fiscal Year

The fiscal year of the Trust will begin on the first day of January and end on the last day of December of each year.

Section 12.09Headings

The section headings contained in this Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

Section 12.10Counterparts

This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

Section 12.11Confidentiality

(a)The Trustee, each successor Trustee, each member of the ILT Board, and each successor member of the ILT Board (each a “Recipient”) shall, during the period that they serve in such capacity under this Trust Agreement and following either the termination of this Trust Agreement or such individual’s removal, incapacity, or resignation hereunder, hold strictly confidential any material, non-public information of or pertaining to any Person (“Relevant Person”) of which the Recipient has become aware in its herein indicated capacity under this Trust Agreement (the “Information”), except to the extent disclosure is (i) in connection with matters contemplated by the Plan, such as the allowance, disallowance or payment of Claims, (ii) authorized by the applicable Relevant Person, in such Relevant Person’s discretion, (iii) authorized by the Protective Order (subject to and as defined in the Plan), the terms of the Plan or the terms of the Trust (disclosure in accordance with clauses (i)-(iii) of this Section 12.11, each a “Permitted Purpose”), or (iv) required by, or would facilitate any investigation or prosecution under, applicable law, order, regulation or legal process. In the event that any Recipient is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar legal process) to disclose any Information, other than for a Permitted Purpose, such Recipient shall furnish only that portion of the Information so requested or required, and shall exercise good faith efforts, at no material cost to it, to obtain assurance that confidential treatment will be accorded to the Information so disclosed.

(b)Notwithstanding the foregoing, in addition to the disclosure of Information for Permitted Purposes, Recipients may share or disclose Information with each of the Trust’s and the Trustee’s respective attorneys, financial consultants, outside auditors, other professionals, affiliates, members, partners, directors, officers, employees or agents for the purpose of rendering advice and guidance to such Recipient, provided that the Person or entity receiving such disclosure is informed by such Recipient of the confidential nature of such information and agrees to be bound by the provisions of this Section 12.11.

Section 12.12Entire Agreement

This Trust Agreement (including the Recitals), the Confirmation Order, and the Plan constitute the entire agreement by and among the Parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein or therein. This Trust Agreement, the Plan, and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the Parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Trust Agreement is intended or shall be construed to confer upon or to give any Person other than the Parties hereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Trust Agreement.

Section 12.13Rules of Interpretation

For purposes of this Trust Agreement, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) the words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to this Trust Agreement as a whole and not to any particular section, subsection or clause contained in this Trust Agreement; (c) the rules of construction set forth in section 102 of the Bankruptcy Code will apply; and (d) the term “including” shall be construed to mean “including, but not limited to,” “including, without limitation,” or words of similar import.

XIII

EFFECTIVENESS

This Trust Agreement shall become effective on the later of (a) execution of this Trust Agreement and (b) the Effective Date.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

[Debtors]

By:
Title:

TRUSTEE

[TRUSTEE], as Trustee

DELAWARE TRUSTEE

[DELAWARE TRUSTEE], as Delaware Trustee

[Signature Page of the Insys Liquidation Trust – Trust Agreement]

EXHIBIT A

INITIAL MEMBERS OF THE ILT BOARD

EXHIBIT H

ILT Trustee, ILT Claims Arbiter and ILT Board

ILT Trustee:

William Henrich – William Henrich is a co-chairman of Getzler Henrich & Associates, a bankruptcy and restructuring consulting firm.  Prior to joining Getzler Henrich, Mr. Henrich was managing director and founder of the New York practice of a prominent middle-market corporate restructuring firm. He also served in Arthur Andersen’s corporate recovery services group.  In 1982, Mr. Henrich started Andersen’s New York bankruptcy and restructuring practice and was a member of the core Partner group responsible for establishing policy and directing the practice nationwide.  Mr. Henrich is a certified public accountant.  He holds a master’s degree in business administration from Harvard Business School and a bachelor’s degree from Baruch College, City University of New York.  Additional information about Mr. Henrich may be found at https://getzlerhenrich.com/people/william-henrich/.

ILT Claims Arbiter:

Kenneth Feinberg

ILT Board:

1.

Michael J. Angelides - Mike Angelides is managing shareholder of Simmons Hanly Conroy, overseeing the firm’s asbestos, pharmaceutical, environmental, personal injury and other mass tort and class action practices.  Mr. Angelides has been instrumental in the growth of the firm’s pharmaceutical injury and complex litigation practices.   Firm attorneys have been appointed to leadership in numerous multidistrict litigations, including Prescription Opiates, Vioxx, Toyota Unintended Accelleration, BP Deepwater Horizon Oil Spill, DePuy Pinnacle and the Volkswagen Emission Scandal.   Further information about Mr. Angelides may be found at https://www.simmonsfirm.com/about-us/our-attorneys/profiles/michael-j-angelides/.

2.

Carol Hunt - Carol Hunt has worked as an Assistant Attorney General in the Health Care Bureau of the New York State Office of the Attorney General since 2003.  Prior to that, Ms. Hunt was an Assistant Attorney General for the State of Maryland in the Consumer Protection Division.  From 1993 to 2000, Ms. Hunt worked in private practice in Baltimore, Maryland, where she practiced primarily in plaintiff-side litigation.

3.

Brian Edmunds - Brian Edmunds is an assistant attorney general at the Office of the Attorney General of Maryland, where he leads opioids investigations, litigation, and policy matters.  He has previously worked as a trial and appellate lawyer in the National Courts Section of the U.S. Department of Justice and in private practice at a national law firm, where he served as national trial and appellate counsel to major product manufacturers defending complex personal injury and consumer fraud class actions. He received his law degree from New York University in 2002.
4.

Alan D. Halperin – Alan Halperin has been engaged in the private practice of law since 1990.  He is the founding member of Halperin Battaglia Benzija, LLP, a New York City-based law firm specializing in bankruptcy and insolvency law since 1999.  Mr. Halperin has served on post-confirmation trust boards and as a post-confirmation trustee, and has also represented trust oversight boards and trustees, in numerous jurisdictions around the country.  He has broad based bankruptcy experience both before and after confirmation, that enables him to provide his clients with the sound counsel they require to make informed decisions and safely navigate the bankruptcy process.

5.

Daniel H. Golden – With more than 40 years of experience representing official and informal creditors’ committees in sophisticated restructurings, Danny Golden is widely regarded as a leading lawyer of the restructuring bar. Mr. Golden was a co-chair and founding member of the Global Financial Restructuring Practice at Akin Gump Strauss Hauer & Feld LLP, where he represented official creditors’ committees in some of the largest and most complex restructurings in U.S. history, including the bankruptcy cases of WorldCom, Inc. and Delta Airlines.  He has routinely been recognized by publications and legal organizations as a leader in the bankruptcy and restructuring field.  Effective December 31, 2019, Mr. Golden retired from the active practice of law.

2

EXHIBIT H-1

Redline - ILT Trustee, ILT Claims Arbiter and ILT Board

ILT Trustee:

William Henrich – William Henrich is a co-chairman of Getzler Henrich & Associates, a bankruptcy and restructuring consulting firm.  Prior to joining Getzler Henrich, Mr. Henrich was managing director and founder of the New York practice of a prominent middle-market corporate restructuring firm. He also served in Arthur Andersen’s corporate recovery services group.  In 1982, Mr. Henrich started Andersen’s New York bankruptcy and restructuring practice and was a member of the core Partner group responsible for establishing policy and directing the practice nationwide.  Mr. Henrich is a certified public accountant.  He holds a master’s degree in business administration from Harvard Business School and a bachelor’s degree from Baruch College, City University of New York.  Additional information about Mr. Henrich may be found at https://getzlerhenrich.com/people/william-henrich/.

ILT Claims Arbiter:

Kenneth Feinberg

ILT Board:

1.

Michael J. Angelides - Mike Angelides is managing shareholder of Simmons Hanly Conroy, overseeing the firm’s asbestos, pharmaceutical, environmental, personal injury and other mass tort and class action practices. Mr. Angelides has been instrumental in the growth of the firm’s pharmaceutical injury and complex litigation practices.   Firm attorneys have been appointed to leadership in numerous multidistrict litigations, including Prescription Opiates, Vioxx, Toyota Unintended Accelleration, BP Deepwater Horizon Oil Spill, DePuy Pinnacle and the Volkswagen Emission Scandal.   Further information about Mr. Angelides may be found at https://www.simmonsfirm.com/about-us/our-attorneys/profiles/michael-j-angelides/.

2.

Carol Hunt - Carol Hunt has worked as an Assistant Attorney General in the Health Care Bureau of the New York State Office of the Attorney General since 2003. Prior to that, Ms. Hunt was an Assistant Attorney General for the State of Maryland in the Consumer Protection Division. From 1993 to 2000, Ms. Hunt worked in private practice in Baltimore, Maryland, where she practiced primarily in plaintiff-side litigation.

~~3. [To be selected by the SMT Group Representatives]~~

~~4. [To be selected by the Official Committee of Unsecured Creditors]~~

~~5. [To be selected by the Official Committee of Unsecured Creditors]~~

3.

Brian Edmunds - Brian Edmunds is an assistant attorney general at the Office of the Attorney General of Maryland, where he leads opioids investigations, litigation, and policy matters.  He has previously worked as a trial and appellate lawyer in the National Courts Section of the U.S. Department of Justice and in private practice at a national law firm, where he served as national trial and appellate counsel to major product manufacturers defending complex personal injury and consumer fraud class actions.  He received his law degree from New York University in 2002.

4.

Alan D. Halperin – Alan Halperin has been engaged in the private practice of law since 1990.  He is the founding member of Halperin Battaglia Benzija, LLP, a New York City-based law firm specializing in bankruptcy and insolvency law since 1999.  Mr. Halperin has served on post-confirmation trust boards and as a post-confirmation trustee, and has also represented trust oversight boards and trustees, in numerous jurisdictions around the country.  He has broad based bankruptcy experience both before and after confirmation, that enables him to provide his clients with the sound counsel they require to make informed decisions and safely navigate the bankruptcy process.

5.

Daniel H. Golden – With more than 40 years of experience representing official and informal creditors’ committees in sophisticated restructurings, Danny Golden is widely regarded as a leading lawyer of the restructuring bar. Mr. Golden was a co-chair and founding member of the Global Financial Restructuring Practice at Akin Gump Strauss Hauer & Feld LLP, where he represented official creditors’ committees in some of the largest and most complex restructurings in U.S. history, including the bankruptcy cases of WorldCom, Inc. and Delta Airlines.  He has routinely been recognized by publications and legal organizations as a leader in the bankruptcy and restructuring field.  Effective December 31, 2019, Mr. Golden retired from the active practice of law.

2

EXHIBIT J

Victims Restitution Trust Agreement

VICTIMS RESTITUTION TRUST

TRUST AGREEMENT

TRUST AGREEMENT

This Trust Agreement (this “Trust Agreement”), dated as of [●], 2020, by (a) Carmin Reiss, as the trustee for the trust established pursuant to this Trust Agreement (such person and each successor trustee, the “Trustee”), (b) [DELAWARE TRUSTEE], as Delaware resident trustee pursuant to Article XI hereof (the “Delaware Trustee”), and (c) the Debtors, is executed pursuant to the Confirmation Order to facilitate the implementation of the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and its Affiliated Debtors, as may be altered, amended or modified (the “Plan”) that provides for the establishment of the Victims Restitution Trust (the “Trust”) created hereby. Each of the Debtors and the Trustee are sometimes referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Trust Agreement and not otherwise defined shall have the meanings assigned to such terms in the Plan.

RECITALS

WHEREAS, the Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court;

WHEREAS, the Trust shall be established for the purpose of liquidating the Trust Assets and making Distributions to the Trust Beneficiaries (including administering Personal Injury Claims) as provided for under the Plan;

WHEREAS, the Trust and the Trustee on its behalf was duly appointed as a representative of each of the Debtors pursuant to section 1123(a)(5), (a)(7), and (b)(3)(B) of the Bankruptcy Code;

WHEREAS, the Trust has no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, its purpose described in the Plan and set forth in this Trust Agreement;

WHEREAS, the Trust is generally intended to qualify as a “qualified settlement fund” within the meaning of Treasury Regulation Section 1.468B-1;

WHEREAS, this Trust Agreement is the “VRT Agreement” contemplated under the Plan and executed in order to facilitate the implementation of the Plan; and

WHEREAS, the Plan contemplates there be a Trustee and VRT Claims Administrator appointed in connection with the VRT Agreement.

NOW, THEREFORE, pursuant to the Plan and the Confirmation Order, in consideration of the premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Parties hereby agree as follows:

XIV

ESTABLISHMENT OF THE TRUST

Section 14.01Establishment of Trust and Appointment of Trustee

(a)A trust, which shall be known as the “Victims Restitution Trust” is hereby established for the benefit of (i) holders of Allowed Personal Injury Claims and (ii) holders of Class 8(a) and Class 8(b) claims through the mechanism of the ILT Recovery Fund (together, the beneficial owners of the Trust and hereafter, the “Trust Beneficiaries”).

(b)It is the intention of the Parties that the Trust created hereby shall constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Delaware Statutory Trust Act”) and that this Trust Agreement shall constitute the governing instrument of the Trust. The Trustee and Delaware Trustee are hereby authorized to execute and file a certificate of trust with the Delaware Secretary of State, and any such certificate of trust previously filed is hereby ratified.

(c)The Trustee is hereby appointed as trustee of the Trust effective as of the Effective Date and agrees to accept and hold the Trust Assets in trust for the Trust Beneficiaries subject to the terms of the Plan, the Confirmation Order, and this Trust Agreement. The Trustee and each successor Trustee serving from time to time hereunder shall have all the rights, powers, and duties set forth herein.

(d)Carmin Reiss is hereby appointed as the Trustee and VRT Claims Administrator effective as of the Effective Date and agrees perform the duties delegated to it under the Plan, the Confirmation Order and this Trust Agreement.

(e)Subject to the terms of this Trust Agreement, any action by the Trust, the Trustee, the VRT Claims Administrator and the VRT Board that affects the interests of more than one Trust Beneficiary shall be binding and conclusive on all Trust Beneficiaries even if such Trust Beneficiaries have different or conflicting interests.

(f)The Trust shall, as of the date hereof, but subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, assume sole and exclusive responsibility with regard to making Distributions (including distributions to the ILT Recovery Fund for the benefit of holders of Class 8(a) and Class 8(b) claims) with regard to all Subject Claims (as defined below) against the Debtors, and such Claims shall be liquidated, resolved, or paid by the Trust from the VRT Recovery Fund or VRT Operating Reserve, as applicable, as set forth in this Trust Agreement, the Plan, and the Confirmation Order.

Section 14.02Transfer of Assets and Rights to the Trust

(a)On the Effective Date, pursuant to the Plan, the Debtors shall transfer all VRT Assets and Privileges held by the Debtors to the Trust (all assets of the Trust, of any kind or nature, being hereafter referred to as the “Trust Assets”) free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind except as provided in the Plan and this Trust Agreement. To the extent certain assets comprising the VRT Assets, because of their nature or

2

because such assets will accrue or become transferable subsequent to the Effective Date, and cannot be transferred to, vested in, and assumed by the Trust on such date, such assets shall be automatically, and without further act or deed, transferred to, vested in, or assumed by the Trust as soon as reasonably practicable after such date. The Trust, and the Trustee on behalf of the Trust, is authorized to execute the Trust Transfer Agreement.

(b)In furtherance of, and without limiting, the foregoing:

(i)On the Effective Date, the Liquidating Debtors shall irrevocably transfer, grant, and assign to the Trust, and the Trust shall receive and accept, any and all of the Products Liability Insurance Rights. To the extent any Products Liability Insurance Company is or would otherwise be obligated to pay any Personal Injury Claim or other General Unsecured Claim on behalf of one or more of the Debtors, or to reimburse the Debtors for such Claim, the Debtors shall transfer and assign to the Trust the right to enforce such Products Liability Insurance Company’s obligation.

(ii)The Products Liability Insurance Rights Transfer is made free and clear of all Claims, Liens, encumbrances, or Causes of Action of any nature whatsoever, except available limits of liability for coverage of certain types of Claims under one or more Products Liability Insurance Policies that may have been reduced by certain prepetition payments made by a Products Liability Insurance Company to, or on behalf of, one or more of the Debtors.

(iii)The Trust shall become liable for and shall satisfy, to the extent required under applicable law, any premiums, deductibles, self-insured retentions, and any other amounts arising in any way out of the receipt of any payment from an Insurance Company for Personal Injury Claims.

(iv)The Products Liability Insurance Rights Transfer is made to the maximum extent possible under applicable law.

(v)The Products Liability Insurance Rights Transfer is absolute and does not require any further action by the Debtors, the Liquidating Debtors, the Trust, the Bankruptcy Court, or any other Entity.

(vi)The Parties hereto intend that the Products Liability Insurance Rights Transfer shall be governed by, and construed in accordance with, the Bankruptcy Code and the other applicable laws governing the Products Liability Insurance Policies.

(c)On the Effective Date, the Debtors or the Liquidating Debtors shall reserve from Available Cash the amount of $1 million to initially fund the VRT Operating Reserve and the Liquidating Debtors shall assign and transfer the VRT Operating Reserve to the Trust to satisfy and pay VRT Operating Expenses. A separate account will be established by the Trustee for the VRT Operating Reserve.

Section 14.03Nature and Purpose of the Trust

(a)The Trust is organized and established as a trust for the sole purpose of administering, processing, resolving and liquidating Personal Injury Claims and making

3

Distributions to the Trust Beneficiaries. The Trust shall retain all rights to commence and pursue all Causes of Action arising from or related to the Products Liability Insurance Policies that are not released under the Plan (the “Subject Claims”). The Trust, the Trustee, and the VRT Claims Administrator shall have and retain any and all rights and defenses held by the Debtors with respect to any Claim as of the Petition Date. On and after the date hereof, in accordance with and subject to the Plan and this Trust Agreement, and the Claims Analysis Protocol (as defined in the Plan and included with the Plan Supplement), the VRT Claims Administrator shall have the authority to compromise, settle, otherwise resolve and administer Personal Injury Claims against the Debtors and the Liquidating Debtors without approval of the Bankruptcy Court.

(b)The Trust shall have no objective to continue or engage in the conduct of a trade or business. The Trust, (i) through the VRT Claims Administrator shall administer, process, settle, resolve, and liquidate, Personal Injury Claims against the Debtor  in accordance with the Claims Analysis Protocol; (ii) through the Trustee satisfy, and pay (from the designated funds therefor), as applicable, Personal Injury Claims against the Debtors; (iii) through the Trustee and Trust professionals (who are selected by the VRT Board), pursue, file, litigate, compromise, settle and/or recover upon Causes of Action that are VRT Assets and Products Liability Insurance Policies; and (iv) through the Trustee transfer the funds designated for the benefit of holders of Class 8(a) and 8(b) Claims to the ILT Recovery Fund for their benefit in coordination with the Trustee for the Insys Liquidation Trust, subject to the terms hereof, the Plan, and the Confirmation Order. The Trust shall be administered and implemented by the Trustee and VRT Claims Administrator with the direction, approval, or oversight of the VRT Board as provided herein; provided, however, that for the avoidance of doubt, the approval of the VRT Board shall be required for the Trustee to settle any dispute regarding the Insurance Rights or Causes of Action that are VRT Assets; provided, further, that notwithstanding the foregoing, the VRT Claims Administrator shall have the exclusive authority to administer Personal Injury Claims and determine and make Distributions (with the Trustee) on account of Personal Injury Claims, at all times subject to the Claims Analysis Protocol, without the approval of the VRT Board absent extenuating circumstances.

(c)Subject to the terms of the Plan and the Confirmation Order, the Trust shall satisfy, to the extent required under applicable law, any premiums, deductibles, self-insured retentions, and any other amounts arising in any way out of the receipt of any payment from an Insurance Company in respect of the Products Liability Insurance Rights in connection with any Claim against the Debtors.

(d)The VRT Claims Administrator shall be entitled to compensation as provided in this Trust Agreement. The Trust shall pay all VRT Operating Expenses, including the costs, expenses, and fees of the VRT Claims Administrator, the VRT Board, and their retained professionals from the VRT Operating Reserve; provided, however, that all VRT Operating Expenses shall be capped at $1 million. The Debtors and the Liquidating Debtors shall have no obligation to pay any VRT Operating Expenses.

(e)In furtherance of the purposes of the Trust, and subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, the Trust shall expressly (i) assume all responsibility with regard to (A) making Distributions to holders of Allowed Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) making Distributions to the ILT

4

Recovery Fund to make Distributions to holders of Allowed State Claims and Allowed Municipality/Tribe Claims in accordance with the treatments set forth in the Plan, and (C) all VRT Operating Expenses (except as otherwise provided in this Trust Agreement), and (ii) undertake to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively. The Trust shall have all defenses, cross-claims, offsets, and recoupments regarding Personal Injury Claims that the Debtors or the Liquidating Debtors have, or would have had, under applicable law, but solely to the extent consistent with the Plan, the Confirmation Order and this Trust Agreement and the Plan; provided, however, that no such claims, defenses, or rights may be asserted against the Debtors or the Liquidating Debtors.

(f)As of the date hereof, and subject to the terms of the Plan and the Confirmation Order, the Trust shall be empowered to initiate, prosecute, defend, and resolve all legal actions and other proceedings related to any asset, liability, or responsibility of the Trust. The Trust shall be empowered to initiate, prosecute, defend, and resolve all such actions in the name of the Debtors and the Liquidating Debtors if deemed necessary or appropriate by the Trustee or the VRT Claims Administrator with the approval of the VRT Board. The Trust shall be responsible for the payment of all damages, awards, judgments, settlements, expenses, costs, fees, and other charges incurred subsequent to the date upon which the Trust is established arising from, or associated with, any legal action or other proceeding brought pursuant to this Section 1.03(g) of this Trust Agreement and shall pay or reimburse all deductibles, retrospective premium adjustments, or other charges which may arise from the receipt of any Products Liability Insurance Proceeds by the Trust.

(g)For the avoidance of doubt, the Trust, pursuant to section 1123(b)(3)(B) of the Bankruptcy Code and applicable state corporate law, is appointed as the successor-in-interest to, and representative of, the Debtors and their Estates for the retention, enforcement, settlement, or adjustment of all Personal Injury Claims.

(h)This Trust Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Trustee, the VRT Claims Administrator, the VRT Board (or any of its members) or the Trust Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Trust Beneficiaries (on the one hand) to the Trustee and the VRT Board (on the other hand) shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Trust Agreement.

Section 14.04Relationship to, and Incorporation of, the Plan and the Confirmation Order

This Trust Agreement is to aid in the implementation of the Plan and the Confirmation Order, and therefore this Trust Agreement incorporates the provisions of the Plan and the Confirmation Order by this reference, and to that end, the Trustee and the VRT Claims Administrator shall have full power and authority to take any action consistent with the purpose and provisions of the Plan as it relates to the Trust and to seek any orders from the Bankruptcy Court in furtherance of implementation of the Plan as it relates to the Trust, in each case solely to

5

the extent such actions or orders are in furtherance of this Trust Agreement, but in each case subject in all respects to and solely to the extent not inconsistent with the terms of the Plan. The obligations and duties (including fiduciary duties) of the Trustee are as set forth in this Trust Agreement, including the provisions of the Plan. Neither the Trustee, the VRT Claims Administrator, nor the VRT Board is authorized to take any actions that are in any way inconsistent with the Plan and the Confirmation Order, regardless of any provisions that may be construed as such herein. To the extent that there is a conflict between the provisions of this Trust Agreement, and the provisions of the Plan, and/or the Confirmation Order, the terms of the Plan and the Confirmation Order shall govern.

Section 14.05Appointment as Representative

(a)Pursuant to sections 1123(a)(5), (a)(7) and (b)(3) of the Bankruptcy Code, the Plan appointed the Trustee as the duly appointed representative of each of the Debtors with respect to:

(i)the Trust Assets; and

(ii)all Subject Claims.

(b)The Trustee is deemed to be acting in the capacity of a bankruptcy trustee, receiver, liquidator, conservator, rehabilitator or any similar official who has been appointed to take control of, supervise, manage or liquidate the Debtors solely with respect to the Trust Assets for the benefit of the Trust Beneficiaries. To the extent that any Trust Asset cannot be transferred to the Trust because of a restriction on transferability under applicable non-bankruptcy law that is not superseded or preempted by section 1123 of the Bankruptcy Code or any other provisions of the Bankruptcy Code, such Trust Asset shall be deemed to have been retained by the applicable Reorganized Debtor and the Trust or the Trustee on its behalf shall be deemed to have been designated as a representative of the applicable Reorganized Debtor pursuant to section 1123(b)(3)(B) of the Bankruptcy Code to sell, transfer or otherwise dispose of such Trust Asset on behalf of such Reorganized Debtor subject to the terms of this Trust Agreement, the Plan, and the Confirmation Order.

Section 14.06VRT Claims Administrator

(a)The VRT Claims Administrator appointed pursuant to the Plan is Carmin Reiss. In accordance with the VRT Agreement, the VRT Claims Administrator shall serve in such capacity through the earlier of: (i) the Termination Date; and (ii) the date such VRT Claims Administrator resigns, is terminated, or is otherwise unable to serve for any reason.

(b)In furtherance of, and consistent with, the purpose of the Trust and the Plan, the VRT Claims Administrator shall have the power and authority to determine the eligibility, amount, and allowance of Personal Injury Claims, at all times subject to the Claims Analysis Protocol, which was filed with the Plan or Plan Supplement and incorporated into the Confirmation Order. The VRT Claims Administrator shall evaluate proofs of claim submitted by each holder of a Personal Injury Claim for determination of eligibility, amount, and allowance of such Claim in accordance with the procedures set forth in the Claims Analysis Protocol.

6

(c)The VRT Claims Administrator’s determination of eligibility, amount, and allowance of each Personal Injury Claim shall be final and binding, and shall not be subject to any challenge or review of any kind, by any court or other person or entity, except as set forth in the Claims Analysis Protocol. For the avoidance of doubt, the VRT Claims Administrator shall determine the eligibility, allowance, and amount of Personal Injury Claims based on the Claims Analysis Protocol. The eligibility, amount, and allowance of all Personal Injury Claims shall be determined on or before six (6) months following the date of any resolution between the Trust and the Products Liability Insurance Companies.

(d)The VRT Claims Administrator may retain and reasonably compensate counsel and other professionals to assist in its duties as VRT Claims Administrator on such terms as the VRT Claims Administrator deems appropriate without Bankruptcy Court approval, subject to the provisions of this Trust Agreement, including Section 1.07(b) herein. Other than corporate counsel for the VRT Claims Administrator, which shall not be a professional who represented parties in interest in the Chapter 11 Cases unless otherwise agreed by the Creditors’ Committee and the SMT Group Representatives prior to the Effective Date, and subject to the foregoing sentence, the VRT Claims Administrator may retain any professional, including any professional who represented parties in interest in the Chapter 11 Cases, on hourly or contingency fee bases. All fees and expenses incurred in connection with the foregoing, if not satisfied on a contingency basis, shall be payable from the VRT Operating Reserve, subject to the terms of this Trust Agreement.

(e)The VRT Claims Administrator shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the VRT Assets and administration of the Trust.

(f)In accordance with Section 14.07(a) below, the VRT Claims Administrator shall hold the tie-breaking vote in the event of a tie vote among the VRT Board regarding any VRT Board decision.

(g)On all matters relating to Personal Injury Claims that the VRT Claims Administrator has authority, neither the VRT Board nor the Trustee shall have any oversight, direction, or authority.

Section 14.07VRT Board.

(a)The VRT Board will be comprised of four (4) members appointed to serve as the board of managers of the Trust, two (2) of which have been selected by the SMT Group Representatives (the “SMT Board Members”), and two (2) of which have been selected by the Creditors Committee (the “Private Creditor Board Members”).  The VRT Board shall have general governance rights, including the express powers and rights described herein over the Trust in accordance with this Trust Agreement and shall review, oversee and approve by simple majority vote any significant decision-making with respect to the prosecution and liquidation of the Products Liability Insurance Rights.  For clarity, such significant decision-making includes the selection and compensation of professionals in connection therewith and the commencement, prosecution and/or settlement of litigation in connection with the Products Liability Insurance

7

Rights. The VRT Claims Administrator shall have the authority to break ties in VRT Board decisions, if and when necessary. Additionally, the VRT Board shall have all of the powers and rights granted to them under the Plan and any inconsistency between this Trust Agreement and the Plan in respect of such powers and rights shall be interpreted and determined in the manner that provides the broader interpretation of the power and authority provided to the VRT Board.

(b)The VRT Board will be authorized to retain corporate counsel on such terms as the VRT Board deems appropriate without Bankruptcy Court approval, subject to the provisions of this Trust Agreement; provided, however, that the VRT Board may not retain as corporate counsel to the VRT Board any professional who represented any of the following in the Chapter 11 Cases: (i) any State; (ii) any municipality; (iii) any of the SMT Group Representatives (including any law firm that was part of, or represented, the plaintiffs’ executive committee (court-appointed leadership team) in the MDL; (iv) the Creditors’ Committee (or any member thereof); or (v) the Debtors; provided, further, that the VRT Board may retain such counsel notwithstanding any conflict with the express consent of the SMT Group Representatives and Creditors’ Committee.

(c)Notice & Quorum Provisions for VRT Board Consent: For any decision, determination, action or inaction of the Trust, Trustee or VRT Claims Administrator that requires consent of the VRT Board under the Plan or this Trust Agreement, such consent must be obtained in either of the following manners:

(i)Board Meeting: An in-person (whereby members may participate by phone) or telephonic board meeting may be convened on reasonable notice (not to be scheduled on less than two (2) business days’ notice unless waived by all VRT Board Members); provided, however, that if the circumstances require urgent action to be taken by the VRT Board, a board meeting may be convened on less than two (2) business days’ notice if a quorum of the VRT Board waives notice and agrees to proceed with a meeting on less notice.  A quorum will be declared if all four (4) of the VRT Board Members are present.  If a vote between the members of the VRT Board results in a tie (i.e., two affirmative votes and two negative votes) then the VRT Claims Administrator may vote and her vote shall be the tie-breaker, which shall be binding in all circumstances.  Except as provided elsewhere in this Trust Agreement, all votes or determinations will require three (3) affirmative votes.

(ii)Unanimous Written Consent:  The Trustee or VRT Claims Administrator, as applicable, shall make a reasonable good-faith determination on whether any decision, determination, action, or inaction, which requires VRT Board consent is better served by a Board Meeting and shall make a good-faith effort to convene a Board Meeting for such circumstances. Nevertheless, if the Trustee or VRT Claims Administrator, as applicable, determines in good faith that it is in the best interests of the Trust Beneficiaries and appropriate under this Trust Agreement to proceed initially in the absence of a Board Meeting, he or she may seek to obtain the unanimous written consent of the VRT Board which may be obtained via e-mail on at least two (2) business days’ notice. If, within the two day notice period, any member of the VRT Board informs (via e-mail or otherwise) the Trustee or VRT Claims Administrator, as applicable, that he or she objects to the decision, determination, action, or inaction proposed to be made by unanimous written consent, the Trustee, or VRT Claims Administrator, as applicable must use reasonable good faith efforts to schedule a Board Meeting on the issue to be set within

8

two (2) business days of the request or as soon thereafter as possible on which all members of the VRT Board are available in person or by telephone.

(d)Replacement & Removal of VRT Board Members. Any member of the VRT Board or the Trustee may seek to remove a member of the VRT Board for Cause, and any dispute in respect of such removal for Cause shall be determined by the Bankruptcy Court.  If any Private Creditor Board Member resigns or needs to be replaced in the event of a Disability, then such replacement shall be selected by the remaining Private Creditor Board Member. If any SMT Board Member resigns or needs to be replaced in the event of a Disability, then such replacement shall be selected: (i) in the case that it is a SMT Board Member initially proposed by a State, then by the States of New York, Florida, Maryland, and New Jersey in consultation with each other; and (ii) in the case that it is a SMT Board Member initially proposed by Co-Lead Counsel, as court-appointed leadership, appointed in the MDL (as such terms are understood in the Plan), by the Co-Lead Counsel, as court-appointed leadership, appointed in the MDL.  In the event that Co-Lead Counsel, as court-appointed leadership, appointed in the MDL no longer exists and a situation arises under subsection (ii) of this section, or a vacancy  on the VRT Board exists and cannot be replaced pursuant to this section, then, the Trustee shall select a replacement Board Member and shall take into consideration the purpose and intent of the parties in structuring the VRT Board in the manner set forth in this Trust Agreement and the Plan such that there are two (2) board members representing the interests of Trust Beneficiaries that are non-federal governmental entities, including one member who represents the interests of municipalities and tribes separate and apart from states; and two (2) board members who represent the interests of holders of Personal Injury Claims.  In the event that the Trustee selects a replacement board member pursuant to this subsection, then the Trustee must provide notice of such selection and the opportunity for any Trust Beneficiary to object before the Bankruptcy Court prior to the replacement board member’s appointment becoming effective.

(e)The VRT Board shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the VRT Assets and administration of the Trust.

XV

BENEFICIAL INTERESTS

Section 15.01Interests Beneficial Only

No Trust Beneficiary shall be entitled to (i) hold any title in or to the Trust Assets (which title shall be vested in the Trust) or (ii) any right to call for a partition or division of the Trust Assets or to require an accounting. For the avoidance of doubt, Trust Beneficiaries shall not have rights comparable to shareholders of a corporation (other than limited liability as provided in the Delaware Statutory Trust Statute).

Section 15.02Evidence of Beneficial Interests

9

Ownership of a beneficial interest in the Trust Assets by the Trust Beneficiaries shall not be evidenced by any certificate, security or receipt or in any other form or manner whatsoever, except as maintained on the books and records of the Trust by the Trustee.

Section 15.03Exemption from Registration

The Parties hereto intend that the rights of the Trust Beneficiaries arising under this Trust Agreement shall not be “securities” under applicable laws, but none of the Parties hereto represent or warrant that such rights shall not be securities or shall be entitled to exemption from registration under applicable securities laws. If it should be determined that any such interests constitute “securities,” the Parties hereto intend that the exemption provisions of section 1145 of the Bankruptcy Code will be satisfied and the offer and sale under the Plan of the Trust Interests will be exempt from registration under the Securities Act, all rules and regulations promulgated thereunder, and all applicable state and local securities laws and regulations.

Section 15.04Transfer and Exchange

The beneficial interests held by Trust Beneficiaries are not negotiable and shall be non-transferable other than if transferred by will, intestate succession, or otherwise by operation of law, and shall be subject to certain other restrictions. Moreover, any and all Trust Interests shall not be listed for trading on any national securities exchange and the Trustee shall not take any action the purpose of which is, or which would be in support of, the establishment of an active trading market in the Trust Interests. No voluntary transfer of a beneficial interest in the Trust shall be effective or binding upon the Trust or the Trustee for any purpose. In the case of a deceased individual Trust Beneficiary, his or her executor or administrator shall provide written notice to the Trustee and deliver to the Trustee such documentation necessary to evidence the transfer by operation of law and identify the proper Person to succeed to such decedent’s interests. The Trustee may fully rely on any such evidence provided by a purported executor or administrator and shall have no duty to investigate.

Section 15.05Change of Address

A Trust Beneficiary may, after the Effective Date, select an alternative distribution address or provide wire transfer instructions for any Distribution by providing notice to the Trustee (or to another Person as directed by the Trustee) including such address or instructions. Such notification will be effective only upon receipt by the Trustee or other Person in accordance with this Section 2.05. Absent receipt of such notice, the Trustee shall not recognize any such change of distribution address.

XVI

THE TRUSTEE

Section 16.01Role of the Trustee

In furtherance of and consistent with the purpose of the Trust and the Plan, the Trustee, subject to the terms and conditions contained in this Trust Agreement, the Plan and the

10

Confirmation Order, shall serve as Trustee with respect to the Trust Assets for the benefit of the Trust Beneficiaries and maintain, manage and take action on behalf of the Trust as provided herein.

Section 16.02Authority of the Trustee

(a)In connection with the administration of the Trust, in addition to any and all of the powers enumerated elsewhere herein, the Trustee shall have the power and authority and is authorized to perform any and all acts necessary and desirable to accomplish the purposes of this Trust Agreement and the provisions of the Plan and the Confirmation Order relating to the Trust, within the bounds of the Plan, the Confirmation Order, and applicable law; provided, however, that the Trustee shall have no power or authority to perform any act or responsibility which has been delegated to the VRT Claims Administrator pursuant to the Plan, the Confirmation Order, or this Trust Agreement.

(b)The Trustee, subject to the limitations set forth in Section 3.03 below and except as otherwise set forth in this Trust Agreement, shall have the right to prosecute, defend, compromise, adjust, arbitrate, abandon, estimate, or otherwise deal with and settle any and all Subject Claims as the Trustee determines, subject to the approval of the VRT Board, is in the best interests of the Trust. To the extent that any action has been taken to prosecute, defend, compromise, adjust, arbitrate, abandon, estimate, or otherwise deal with and settle any Subject Claims prior to the Effective Date, on the Effective Date the Trustee shall be substituted for the Debtors in connection therewith in accordance with Rule 25 of the Federal Rules of Civil Procedure, made applicable by Rule 7025 of the Federal Rules of Bankruptcy Procedure, and the caption with respect to such pending action shall be changed to the following: “[Trustee], not individually but solely as Trustee for the Trust, et al. v. [Defendant]”.

(c)Subject in all cases to any limitations contained in this Trust Agreement, the Plan or the Confirmation Order, the Trustee shall have the power and authority to:

(i)hold legal title to any and all rights of the Trust and Trust Beneficiaries in or arising from the Trust Assets, including collecting and receiving any and all money and other property belonging to the Trust and the right to vote any claim or interest relating to the Trust Assets in a case under the Bankruptcy Code and receive any distribution with respect thereto;

(ii)open accounts for the Trust and make Distributions of Trust Assets in accordance with the provisions of the Plan;

(iii)exercise and perform the rights, powers, and duties held by each Debtor with respect to the Trust Assets, including the authority under section 1123(b)(3) of the Bankruptcy Code, and shall be deemed to be acting in the capacity of a bankruptcy trustee, receiver, liquidator, conservator, rehabilitator or any similar official who has been appointed to take control of, supervise, manage or liquidate the Debtors, and to provide for the sale, transfer or other disposition of the Trust Assets;

(iv)protect and enforce the rights to the Trust Assets by any method deemed appropriate, including by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

11

(v)obtain reasonable insurance coverage with respect to the liabilities and obligations of the Trustee, the VRT Claims Administrator and the members of the VRT Board under this Trust Agreement (in the form of fiduciary liability insurance, a directors and officers policy, an errors and omissions policy, or otherwise). The cost of any such insurance shall be paid by the Trustee from the Trust Assets;

(vi)without further order of the Bankruptcy Court, but subject to the terms of the Plan, the Confirmation Order and this Trust Agreement, employ various professionals, including counsel, tax advisors, consultants, and financial advisors, as the Trustee deems necessary to aid it in fulfilling its obligations under this Trust Agreement and the Plan, and on whatever fee arrangement the Trustee deems appropriate, including contingency fee arrangements. Professionals engaged by the Trustee shall not be required to file applications in order to receive compensation for services rendered and reimbursement of actual out-of-pocket expenses incurred. All such compensation and reimbursement shall be paid by the Trustee from the Trust Assets;

(vii)retain and approve compensation arrangements of an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Trust as may be required by this Trust Agreement and applicable laws and as may be reasonable and appropriate in the Trustee’s discretion, and to prepare and file any tax returns, informational returns, or periodic or current reports as required by applicable laws. Subject to the foregoing, the Trustee may commit the Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred, and all such compensation and reimbursement shall be paid by the Trustee from Trust Assets;

(viii)to the extent applicable, assert, enforce, release, or waive any privilege or any defense on behalf of the Trust (including as to any privilege that the Debtors held prior to the Effective Date), including to provide any information to insurance carriers that the Trustee deems necessary to secure coverage for any Claim or Claims;

(ix)invest the proceeds of the Trust Assets (and all income earned by the Trust pending any Distributions in accordance with the provisions of the Plan) in a non-interest bearing account, in short term certificates of deposit, in banks or other savings institutions, or other temporary, liquid investments, such as Treasury bills, withdraw funds of the Trust, make Distributions, and pay taxes and other obligations owed by the Trust from funds held by the Trustee;

(x)request any appropriate tax determination with respect to the Trust, including a determination pursuant to section 505 of the Bankruptcy Code;

(xi)take or refrain from taking any and all actions the Trustee reasonably deems necessary for the continuation, protection, and maximization of the value of the Trust Assets consistent with the purposes hereof, take all steps and execute all instruments and documents necessary to effectuate the purpose of the Trust and the activities contemplated herein and in the Confirmation Order and the Plan, and take all actions necessary to comply with the Confirmation Order, the Plan and this Trust Agreement and the obligations thereunder and hereunder;

12

(xii)exercise such other powers and authority as may be vested in or assumed by the Trustee by any Final Order, or as may be necessary and proper to carry out the provisions of the Plan relating to the Trust;

(xiii)evaluate and determine strategy with respect to the Trust Assets, and, subject to the approval of the VRT Board, hold, pursue, prosecute, adjust, arbitrate, compromise, release, settle or abandon the Trust Assets on behalf of the Trust;

(xiv)with respect to the Trust and the Subject Claims, perform all duties and functions of the Disbursing Agent as set forth in the Plan; and

(xv)permit holders of Claims to seek allowance of their Claims, in courts of appropriate jurisdiction, as the Trustee may determine is helpful in administering the Trust Assets, but only if directed by at least three of the four members of the VRT Board, not including the VRT Claims Administrator; provided however, that any said allowance shall not impact or have any effect on Distributions under the Plan, Trust Agreement, or Claims Analysis Protocol, as applicable.  For the avoidance of doubt, as further described in the Plan: (1) all Personal Injury Claims shall be subject to determination and administration under the Claims Analysis Protocol for allowance, treatment and Distributions under the Plan; and (2) all Class 8(a) Claims and Class 8(b) Claims shall be subject to determination and administration in accordance with Section 3.06 of the Insys Liquidation Trust Agreement and Section 4.8 of the Plan for allowance, treatment, and Distributions under the Plan.  This subsection gives no rights to any holders of Claims and any determination or allowance made by any tribunal pursuant to this subsection shall have no effect on the allowed amount or treatment of any Claim under and pursuant to the Plan.

(d)the Trustee shall have the power and authority to act as trustee of the Trusts and perform the Authorized Acts through the earlier of (i) the end of the Operating Term and (ii) the date such Trustee resigns, is terminated, or is otherwise unable to serve for any reason.

Section 16.03Limitation of the Trustee’s Authority

(a)Notwithstanding anything herein to the contrary, the Trust and the Trustee shall not (i) be authorized to engage in any trade or business, (ii) take any actions inconsistent with the management of the Trust Assets as required or contemplated by applicable law, the Confirmation Order, the Plan, or this Trust Agreement, (iii) take any action in contravention of this Trust Agreement, or (iv) take any action or exercise any power, authority or responsibility which has been delegated to the VRT Claims Administrator pursuant to the Plan, the Confirmation Order, or this Trust Agreement.

(b)The Trustee, acting on behalf of the Trust, shall comply with, and shall not take any actions inconsistent with, any provision of the Plan or the Confirmation Order; provided, however, that notwithstanding anything herein to the contrary, the Trustee shall give notice to the members of the VRT Board prior to seeking an order of the Bankruptcy Court to amend or modify  the Plan in accordance with section 1127(b) of the Bankruptcy Code or remedy any defect of omission or reconcile any inconsistency in the Plan or otherwise in such manner as may be necessary to carry out the purpose and intent of the Plan.

13

(c)Notwithstanding anything herein to the contrary, and in no way limiting the terms of the Plan which describe these and other governance points, the Trustee must receive the consent by vote of a simple majority of the VRT Board pursuant to the notice and quorum requirements set forth in Section 1.07 herein, to:

(i)terminate or extend the term of the Trust;

(ii)prosecute, litigate, settle any rights or monetize any Trust Assets, including without limitation, to litigate, resolve or settle coverage and/or the liability of any insurer under any insurance policy or legal action related thereto, provided, however, that the Trustee shall not be required to seek such consent to monetize assets invested in accordance with Section 3.02(c)(ix), which must be done in consultation with the VRT Board;

(iii)change the compensation of the Delaware Trustee or Trustee;

(iv)take structural or other actions to minimize any tax on the Trust Assets; [provided that no action prevents the Trust from qualifying as a qualified settlement fund within the meaning of the Treasury Regulation Section 1.468B-1, provided, further that no party hereto shall make any election to cause the Trust to be treated as a “grantor trust” within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended (the “IRC”); and

(v)retain counsel, experts, advisors, or any other professionals.

(d)Notwithstanding anything herein to the contrary, the Trust, the Trustee, VRT Claims Administrator, and the VRT Board will coordinate and cooperate with the Insys Liquidation Trust, the Liquidating Trustee, and the ILT Board, and, where appropriate in the judgment of the VRT Board (as determined by no fewer than three of the four VRT Board members, not including the VRT Claims Administrator or the Trustee), and in recognition of the common and joint legal interests between the Trusts, retain the same professionals for similar work and in furtherance of the common and joint legal interests between the Trusts.

(e)Notwithstanding anything herein to the contrary, and in no way limiting the terms of the Plan which describe these and other governance points, the Trustee must receive the unanimous consent by vote of the VRT Board pursuant to the notice and quorum requirements set forth in Section 1.07 herein, to seek to amend, alter, supplement or modify this Trust Agreement in any respect.

Section 16.04Payment of Expenses

(a)The Trustee may incur any reasonable fees and expenses in pursuing the Trust Assets, administering the Trust, managing the Trust Assets, and making Distributions in accordance with the Plan. The Trustee shall pay all fees, expenses, and costs of the Trust, including the out-of-pocket expenses of members of the VRT Board (up to a maximum of $10,000 per year for each Board Member) incurred in connection with the performance of their duties, from the VRT Operating Reserve.

14

(b)The Trustee shall prepare a reasonably detailed quarterly budget for the Trust with respect to the reasonable costs expected to be incurred by the Trust and the Trustee in furtherance of the limited purpose of the Trust.

Section 16.05Determinations and Distributions

(a)After Personal Injury Claims are Allowed by the VRT Claims Administrator, the Trustee shall make Distributions to each holder of an Allowed Personal Injury Claim, and to the ILT Recovery Fund to make Distributions to holders of Class 8(a) and Class 8(b) Claims, in accordance with the treatments set forth in the Plan, the Confirmation Order, and the ILT Agreement, as applicable, from available Products Liability Insurance Proceeds; provided that, ten (10) percent of Products Liability Insurance Proceeds shall be transferred to the ILT Recovery Fund upon receipt of such proceeds (or as soon as reasonably practicable thereafter) for the benefit of holders of Class 8(a) and Class 8(b) Claims; provided further that, the Insys Liquidation Trust shall not distribute any of such proceeds to or for the benefit of holders of Class 8(a) or Class 8(b) Claims or their advisors or professionals before the earlier of the first anniversary of the Effective Date or the completion of the administration of Personal Injury Claims by the VRT Claims Administrator, which timing cannot be altered without the unanimous approval of the ILT Board.  Distributions of Products Liability Insurance Proceeds shall be the sole source of recovery for holders of Allowed Personal Injury Claims and no holder of a Personal Injury Claim shall have any further recourse from the Trust, the Insys Liquidating Trust, the Debtors, the Liquidating Debtors, or their Estates.

(b)The Trustee, including the Disbursing Agent on its behalf, shall establish such accounts and distribute the Trust Assets in accordance with the provisions of the Plan.

(c)The Trust may withhold from amounts distributable to any Person any and all amounts, determined in the Trustee’s reasonable sole discretion, required by any law, regulation, rule, ruling, directive, or other governmental requirement (including tax withholding). The Trust may withhold from amounts distributable to any Person any and all amounts, determined in the Trustee’s reasonable sole discretion, required to potentially offset a Claim asserted against such Person or an Affiliate thereof by the Trust until such Claim is finally resolved; provided, however, that any Claim that is Allowed under the Plan shall not be subject to offset.

(d)The Trustee on behalf of the Trust may retain a Disbursing Agent for the effective administration and Distribution of amounts payable to the Trust Beneficiaries and all costs and expenses of such Disbursing Agent shall be paid by the Trustee on behalf of the Trust from the VRT Operating Reserve.

Section 16.06Tenure, Removal, and Replacement of the Trustee and VRT Claims Administrator

(a)The Trustee  will serve until resignation and the appointment of a successor pursuant to subsection (b) below, removal pursuant to subsection (c) below, Disability, death (if applicable), or termination of the Trust in accordance with Article IX below and the completion of the Trustee’s duties thereunder.

15

(b)The Trustee may resign by giving not less than sixty (60) days’ prior written notice to the Bankruptcy Court. Such resignation will become effective on the earlier to occur of (i) the day specified in such notice, and (ii) the appointment of a successor Trustee as provided herein and the acceptance by such successor Trustee of such appointment.

(c)Any Trust Beneficiary or member of the VRT Board, on notice and hearing before the Bankruptcy Court, may seek removal of the Trustee for Cause. The Bankruptcy Court shall hear and finally determine any dispute arising out of this section.

(d)In the event that the Trustee is removed, resigns, or otherwise ceases to serve as Trustee, the VRT Board, acting by unanimous consent, shall appoint a successor Trustee.

(e)In the event that the VRT Claims Administrator is removed, resigns, or otherwise ceases to serve as VRT Claims Administrator, the VRT Board shall appoint a successor VRT Claims Administrator by the unanimous vote of the remaining members of the VRT Board.

(f)Immediately upon the appointment of any successor Trustee, all rights, powers, duties, authority, and privileges of the predecessor Trustee hereunder will be vested in and undertaken by the successor Trustee without any further act; the successor Trustee will not be liable personally for any act or omission of the predecessor Trustee; and the predecessor Trustee will not be liable personally for any act or omission of the successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the predecessor Trustee hereunder, and such successor shall be subject to the same qualifications and shall have the same rights, powers, duties, and discretion, and otherwise be in the same position, as the originally named Trustee. References herein to the Trustee shall be deemed to refer to any successor Trustee acting hereunder.

(g)Upon the appointment of a successor Trustee, the predecessor Trustee (or the duly appointed legal representative of a deceased Trustee or a Trustee suffering a Disability) shall, if applicable, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee, without recourse to the predecessor Trustee, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer, and deliver to such successor Trustee all property and money held hereunder, and all other assets and documents relating to the Trust, the Trust Assets, or the Trust Beneficiaries then in such predecessor Trustee’s possession and held hereunder.

(h)For purposes of this Section 3.06, the following terms shall have the following meanings:

(i)“Cause” means fraud, self-dealing, intentional misrepresentation, gross negligence, or willful misconduct. With respect to the Trustee, “Cause” shall also mean: a material failure to perform and carry out duties and responsibilities under this Trust Agreement.

(ii)“Disability” of the Trustee or a member of the VRT Board shall have occurred if, as a result of such Person’s incapacity due to physical or mental illness as determined by a physician selected by the Trustee or the member of the VRT Board, as applicable, the Trustee or the member of the VRT Board shall have been substantially unable to perform his or her duties

16

hereunder for three (3) consecutive months or for an aggregate of 180 days during any period of twelve (12) consecutive months.

Section 16.07Books and Records

(a)The Trustee shall maintain in respect of the Trust and the Trust Beneficiaries books and records reflecting Trust Assets in its possession and income of the Trust and the payment of expenses, liabilities, and claims against or assumed by the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Trust and the requirements of Article VIII herein. Nothing in this Trust Agreement requires the Trustee to undertake valuations of the Trust Assets or file any accounting or seek approval of any court with respect to the administration of the Trust, or as a condition for managing any payment or Distribution out of the Trust Assets.

(b) The Trustee shall provide periodic reporting to the VRT Board (which shall be filed with the Bankruptcy Court in summary form) of the determination and any re-determination, as applicable, of the total amounts allocated to the VRT Recovery Fund, the Disputed Claims Reserves for Personal Injury Claims, and the VRT Operating Reserve.

(c)Unless otherwise ordered by the Bankruptcy Court, the Trustee may dispose of books and records maintained by the Trustee at the later of (i) such time as the Trustee determines that the continued possession or maintenance of such books and records is no longer necessary for the benefit of the Trust or the Trust Beneficiaries, or (ii) upon the termination and winding up of the Trust under Article IX of this Trust Agreement.

Section 16.08Inquiries into the Trustee’s or the VRT Claims Administrator’s Authority

Except as otherwise set forth in this Trust Agreement or in the Plan, no Person dealing with the Trust shall be obligated to inquire into the authority of the Trustee or VRT Claims Administrator in connection with the protection, conservation or disposition of the Trust Assets.

Section 16.09Compliance with Laws

(a)Any and all distributions of Trust Assets shall be in compliance with applicable laws, including applicable federal and state tax and securities laws.

(b)If the Trustee determines, with the advice of counsel, that the Trust is required to comply with registration and reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act of 1939, or the Investment Company Act of 1940 (the “Investment Company Act”), then the Trustee shall take commercially reasonable efforts to comply with such registration and reporting requirements, if any, and file periodic reports with the U.S. Securities and Exchange Commission to the extent required by law. Notwithstanding the foregoing procedure, the Trustee is hereby authorized to amend this Trust Agreement to make such changes as are deemed necessary or appropriate by the Trustee, with the advice of counsel, to ensure that the Trust is not subject to registration or reporting requirements of the Exchange Act, or the Investment Company Act.

17

Section 16.10Trustee and VRT Claims Administrator Compensation and Reimbursement

(a)The Trustee and VRT Claims Administrator shall receive compensation from the VRT Operating Reserve as follows:

(i)[The Trustee shall receive compensation in accordance with Exhibit [__] hereto, which shall be paid in quarterly installments on the first Business Day following March 31, June 30, September 30 and December 31 of each year, for the services provided by the Trustee (the “Trustee Compensation Fee”)]1; provided that if the Trust is dissolved, wound-up or terminated pursuant to this Agreement the Trustee shall be entitled to a prorated portion of the next quarterly installment of the Trustee Compensation Fee due following such dissolution, wind-up or termination, payable on or immediately prior to the dissolution, wind-up or termination of the Trust.

(ii)The Trustee shall be reimbursed (out of the VRT Operating Reserve) for all reasonable and documented expenses of the Trustee incurred in connection with or relating to the administration of the Trust. For the avoidance of doubt, the Trustee may incur any reasonable and necessary fees and expenses in pursuing the Trust Assets, administering the Trust, managing the Trust Assets, and making Distributions in accordance with the Plan (including with respect to the retention of professionals), with all such fees, expenses, and costs of the Trust to be paid by the Trustee on behalf of the Trust from the VRT Operating Reserve and the Trustee shall have no liability therefor.

(iii)The fees and expenses payable to the Trustee shall be paid to the Trustee without necessity for review or approval by the Bankruptcy Court or any other Person. All such compensation and reimbursement shall be paid from the VRT Operating Reserve. The Bankruptcy Court shall retain jurisdiction to adjudicate any dispute regarding the fees, compensation, and expenses of the Trustee.

Section 16.11Reliance by the Trustee and VRT Claims Administrator

(a)Except as otherwise provided herein:

(i)The Trustee and VRT Claims Administrator may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by the Trustee or the VRT Claims Administrator to be genuine and to have been signed or presented by the proper party or parties.

(ii)Persons dealing with the Trustee or VRT Claims Administrator shall look only to the Trust Assets to satisfy any liability incurred by the Trustee to such Person in carrying out the terms of this Trust Agreement, and none of the Trustee, the VRT Claims Administrator or any member of the VRT Board shall have any personal obligation to satisfy any such liability.

[1]	To be updated and filed in advance of Plan Confirmation Hearing.

18

Section 16.12Standard of Care; Exculpation

(a)None of the Trustee, the VRT Claims Administrator or members of the VRT Board shall not be liable for actions taken or omitted in its capacity as, or on behalf of, the Trustee, the VRT Claims Administrator, the Trust, or the Liquidating Debtors, except those acts found by Final Order to be arising out of its willful misconduct, bad faith, gross negligence, or fraud.

(b)The Trustee, the VRT Claims Administrator and the members of the VRT Board shall be exculpated (subject, in each case, to exceptions for willful misconduct, bad faith, gross negligence, or fraud) to the fullest extent allowable by applicable law with respect to the liquidation of the Trust Assets and administration of the Trusts and none of the Trustee, the VRT Board, or their respective members, advisors or professionals, shall be liable for any damages arising out of the creation, operation, administration or termination of the Trust including, without limitation, any of the Subject Claims, except in the case of such party’s willful misconduct, bad faith, gross negligence or fraud; provided, that in no event will any such party be liable for punitive, exemplary, consequential or special damages under any circumstances. To the fullest extent permitted by applicable law, in performing duties under this Trust Agreement, the Trustee, the VRT Claims Administrator and the members of the VRT Board (as applicable) shall have no liability for any action taken in good faith in accordance with the advice of counsel, accountants, appraisers and other professionals retained by the Trustee, the VRT Claims Administrator or the VRT Board. Without limiting the generality of the foregoing, the Trustee, the VRT Claims Administrator and the members of the VRT Board may rely without independent investigation on copies of orders of the Bankruptcy Court reasonably believed by the Trustee, the VRT Claims Administrator or the members of the VRT Board (as applicable) to be genuine, and shall have no liability for actions taken in reliance thereon. None of the provisions of this Trust Agreement shall require the Trustee, the VRT Claims Administrator or the members of the VRT Board to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of their duties hereunder or in the exercise of any of their rights and powers. Each of the Trustee, the VRT Claims Administrator and the members of the VRT Board may rely, without inquiry, upon writings delivered to it under the Plan, which the Trustee, the VRT Claims Administrator or the members of the VRT Board (as applicable) reasonably believes to be genuine and to have been given by a proper Person. Notwithstanding the foregoing, nothing in this Section 3.13 shall relieve the Trustee, the VRT Claims Administrator or the members of the VRT Board from any liability for any actions or omissions arising out of their willful misconduct, bad faith, gross negligence or fraud; provided, that in no event will any such Person be liable for punitive, exemplary, consequential, or special damages under any circumstances. Any action taken or omitted to be taken by the Trustee, the VRT Claims Administrator or the members of the VRT Board with the express approval of the Bankruptcy Court and, in the case of the Trustee and the VRT Claims Administrator, with the express approval of the members of the VRT Board, will conclusively be deemed not to constitute willful misconduct, bad faith, gross negligence or fraud.

(c)Except as otherwise provided herein, none of the Trustee, the VRT Claims Administrator or the members of the VRT Board shall be subject to any personal liability whatsoever, whether in tort, contract or otherwise, to any Person in connection with the affairs of the Trust to the fullest extent provided under Section 3803 of the Delaware Statutory Trust Act, and all Persons claiming against the Trustee, the VRT Claims Administrator, or any member of

19

the VRT Board, or otherwise asserting claims of any nature in connection with affairs of the Trust, shall look solely to the Trust Assets for satisfaction of any such claims.

(d)To the extent that, at law or in equity, the Trustee, the VRT Claims Administrator or any member of the VRT Board has duties (including fiduciary duties) and liabilities relating hereto, to the Trust or to the Trust Beneficiaries, it is hereby understood and agreed by the Parties and the Trust Beneficiaries that such duties and liabilities are eliminated to the fullest extent permitted by applicable law, including Section 3806 of the Delaware Statutory Trust Act, and replaced by the duties and liabilities expressly set forth in this Trust Agreement with respect to the Trustee, the VRT Claims Administrator and the VRT Board.

(e)The Trustee, the VRT Claims Administrator and the VRT Board, and their respective officers, directors, partners, members, managers and employees, shall be indemnified to the fullest extent permitted by law by the Trust against all liabilities arising out of the creation, operation, administration or termination of the Trust, including actions taken or omitted in fulfillment of their duties with respect to the Trust, except for those acts that are determined by Final Order to have arisen out of their own willful misconduct, bad faith, gross negligence or fraud.

(f)The Trust shall maintain customary insurance coverage for the protection of the Trustee, the VRT Claims Administrator and the VRT Board after the Effective Date.

Section 16.13Trustee Protective Provisions.

(a)Every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee, the VRT Claims Administrator or the VRT Board shall be subject to the provisions of this Article.

(b)To the fullest extent permitted by law, none of the Trustee, the VRT Claims Administrator, any of its officers, directors, employees, agents or affiliates or any members of the VRT Board shall have any implied duties (including fiduciary duties) or liabilities otherwise existing at law or in equity, which implied duties and liabilities are hereby eliminated.

(c)The Trustee, the VRT Claims Administrator and the members of the VRT Board shall not be personally liable under any circumstances for any liabilities or obligations of the Trust or arising out of the creation, operation, administration or termination of the Trust, except for its own willful misconduct, bad faith, gross negligence or fraud.

(d)No provision of this Trust Agreement shall require the Trustee, the VRT Claims Administrator or the members of the VRT Board to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder.

(e)The Trustee may retain and reasonably compensate counsel and other professionals on behalf of the Trust and to assist in its duties as Trustee on such terms as the Trustee deems appropriate without Bankruptcy Court approval, provided that such professionals will be selected by the VRT Board by a majority vote. Other than corporate counsel for the Trustee, which shall not be a professional who represented parties in interest in the Chapter 11 Cases unless otherwise agreed by the Creditors’ Committee and the SMT Group Representatives prior to the Effective Date, and subject to the foregoing sentence, the Trustee may retain any professional,

20

including any professional who represented parties in interest in the Chapter 11 Cases. All fees and expenses incurred in connection with the foregoing shall be payable from the applicable VRT Operating Reserve.

(f)If at any time either the Trustee, the VRT Claims Administrator or the VRT Board determines that it requires or desires guidance regarding the application of any provision of this Trust Agreement or any other document, then the Trustee, the VRT Claims Administrator or the VRT Board may seek guidance from the Bankruptcy Court.

(g)Each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Trust Beneficiary agrees that the Trustee, in any capacity, the VRT Claims Administrator and the members of the VRT Board have not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Trust and Trust Assets, including, but not limited to, income, gift and estate tax issues, insurable interest issues, doing business or other licensing matters.

XVII

PRIVILEGE; TRANSFER OF BOOKS AND RECORDS

Section 17.01Privilege

To effectively investigate, prosecute, compromise, and/or settle the Insurance Rights, the Products Liability Insurance Rights, and Causes of Action on behalf of the Trusts, the Trustee, the VRT Claims Administrator, the Liquidating Trustee and the ILT Claims Arbiter and their counsel and representatives require full access to all documents and information relating to the Insurance Rights, the Products Liability Insurance Rights, and the Causes of Action in the possession of the Debtors and/or the Liquidating Debtors and must be able to obtain such information from the Debtors or the Liquidating Debtors on a confidential basis and in common interest without being restricted by or waiving any applicable work product, attorney-client, or other Privilege. Accordingly, on or prior to the Effective Date, the Trustee, the Liquidating Trustee and Insys Therapeutics, Inc., on behalf of itself, the other Debtors, and the Liquidating Debtors, shall enter into the Trust Transfer Agreement, which shall provide for the Trustee’s, the Liquidating Trustee’s, the ILT Claims Arbiter’s and the VRT Claims Administrator’s full access to the Debtors’ and the Liquidating Debtors’ records and information including, without limitation, electronic records or documents, and for the Debtors and the Liquidating Debtors to transfer and assign, or cause to be transferred and assigned, to the Insys Liquidation Trust all of the books and records of the Debtors and the Liquidating Debtors, and to the Insys Liquidation Trust and this Victims Restitution Trust (i) a copy of a database or other information as reasonably required to assist the Trusts in identifying the Non-PI General Unsecured Claims and Personal Injury Claims, (ii) copies of all Insurance Policies, (iii) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (iv) any other information necessary to operate the Trusts and preserve, secure, or obtain the benefit of the Insurance Rights.  Notwithstanding the transfer and assignment of the Debtors’ and the Liquidating Debtors’ books and records to the Insys Liquidation Trust, the Plan and the Trust Transfer Agreement are intended to provide the Trusts, the Trustee, the VRT Claims

21

Administrator, the Liquidating Trustee and the ILT Claims Arbiter with a common and joint legal interest in all of the documents and information described herein, and the Trustee and VRT Claims Administrator shall have full access to such documents and information.  The Trust Transfer Agreement shall also provide that as of the Effective Date, all Privileges held by the Debtors or the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors) in connection with such documents or information shall transfer to, and vest exclusively in, the Trusts, the Trustee, the VRT Claims Administrator, the Liquidating Trustee and the ILT Claims Arbiter.  If, at any time after the Effective Date, the Debtors discover the existence of an Insurance Policy that provides or may provide coverage for General Unsecured Claims, the Entity discovering such policy or evidence of the existence of such policy shall promptly inform the Trustee, the VRT Claims Administrator, the Liquidating Trustee and the ILT Claims Arbiter.

Section 17.02Transfer

The transfer or assignment of information to the Trusts in accordance with the Plan shall not result in the destruction or waiver of any applicable Privileges. Further, with respect to any Privileges: (i) they are transferred to the Trusts to enable the Trustee, the VRT Claims Administrator, the Liquidating Trustee and the ILT Claims Arbiter to perform their duties to administer the Trusts and for no other reason, (ii) they are vested in the Trustee, the VRT Claims Administrator, the Liquidating Trustee, the ILT Claims Arbiter or the Trusts, and not in the VRT Board or any other Person, committee, or subcomponent of the Trusts, or any other Person (including counsel and other professionals) who has been engaged by, represents, or has represented any holder of a Claim or any Person that alleges or may allege a Claim, directly or indirectly, relating to, or arising from, the Debtors’ Products or operations, (iii) they shall be preserved and not waived (except as the Trustee, the VRT Claims Administrator, the Liquidating Trustee, the ILT Claims Arbiter or the Trust, as applicable, may elect to waive such Privileges held by that particular Person or Entity), (iv) for the avoidance of doubt, any such transfer shall have no effect on any right, Claim, or Privilege of any Person other than the Debtors or the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or Liquidating Debtors), and (v) no information subject to a Privilege shall be publicly disclosed by the Trustee, the VRT Claims Administrator, the Liquidating Trustee and the ILT Claims Arbiter or the Trusts or communicated to any Person not entitled to receive such information or in a manner that would diminish the protected status of any such information, except following a waiver of such Privilege pursuant to (iii) above.  For the avoidance of doubt, nothing in the Plan or any order of the Bankruptcy Court shall prevent a waiver by the Trustee, the VRT Claims Administrator, the Liquidating Trustee or the ILT Claims Arbiter of Privileges to the extent held by that particular Person or Entity, and the waiver of Privileges shall not affect the releases or exculpation provided under the Plan to such Person or Persons. Notwithstanding the foregoing, nothing herein shall preclude the Trustee, the VRT Claims Administrator, the Liquidating Trustee or the ILT Claims Arbiter from providing information received pursuant to this Section to any

22

applicable Insurance Company as necessary to preserve, secure, or obtain the benefit of the applicable Insurance Rights.

XVIII

TAX MATTERS

Section 18.01U.S. Federal Income Tax Treatment of the Trust

The Trust is intended to be treated, and shall be reported, as a “qualified settlement fund” for U.S. federal income tax purposes and shall be treated consistently for state and local tax purposes, to the extent applicable. The Trustee and all holders of beneficial interests in the Trust shall report consistently with the foregoing. The Trustee shall be the “administrator,” within the meaning of Treasury Regulation Section 1.468B-2(k)(3), of the Trust. The Trustee shall be responsible for filing all tax returns of the Trust and the payment, out of the assets of the Trust, of any taxes due with respect to the Trust Assets or otherwise imposed on the Trust (including any tax liability arising in connection with the distribution of the Trust Assets), and shall be permitted to sell any assets of the Trust to the extent necessary to satisfy such tax liability (including any tax liability arising in connection with such sale).  Upon written request, the Debtors shall deliver to the Trustee a statement that complies with Treasury Regulation Section 1.468B-3(e) and attach a copy of the statement to its federal income tax returns for the taxable year in which it makes the required payment to the Trust.

Section 18.02Expedited Determination of Taxes

The Trustee may request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all tax returns filed by or on behalf of the Trust through the VRT Termination Date, and for all tax returns filed by or on behalf of the Trust through the VRT Termination Date.

Section 18.03Tax Returns and Allocations

The Trustee shall retain accountants to prepare and file U.S. federal income tax returns for the Trust, and the Trustee is authorized to report and pay from Trust Assets tax on the Trust’s tax items of income, gain, loss, deduction and credit. In addition, the Trustee shall retain accountants to prepare and file in a timely manner such other tax returns, including any state and local tax returns, as are required by applicable law and the Trustee is authorized to pay from Trust Assets any taxes shown as due thereon. Any taxes paid hereunder shall be considered a cost and expense of the operation of the Trust.

Section 18.04Withholding of Taxes; Trust Taxes

The Trust shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions made by the Trust to the Trust Beneficiaries shall be subject to any such withholding and reporting requirements. The Trustee may retain accountants or counsel to advise of any such requirements.  The Trustee shall deduct and withhold from amounts otherwise payable or distributable to any Trust Beneficiary and pay to the appropriate tax authority all amounts required to be withheld pursuant to the U.S. federal

23

tax law or any provision of any state, local or non-U.S. tax law with respect to any payment or distribution to the holders of beneficial interests in the Trust.  All such amounts withheld and paid to the appropriate taxing authority shall be treated as amounts distributed to such Trust Beneficiaries for all purposes of this Trust Agreement.  The Trustee shall be authorized to collect such tax information from the Trust Beneficiaries (including, without limitation, social security numbers or other tax identification numbers) as it, in its sole discretion, deems necessary to effectuate the Plan, the Confirmation Order and this Trust Agreement.  Trust Beneficiaries entitled to receive payments under this Trust Agreement or distributions from the Liquidating Trust shall provide such information or forms (including Forms W-9 and applicable Forms W-8) and take such steps as the Trustee may reasonably require to ensure compliance with their withholding and reporting requirements and to enable the Trustee to obtain the certifications and information as may be necessary or appropriate to satisfy the provisions of any tax law.  The Trustee may condition any distribution or payment to any Trust Beneficiary upon receipt of such information or forms and/or taking such steps.  The Trustee may refuse to make a distribution to any Trust Beneficiary that fails to furnish such information in a timely fashion, until such information is delivered; provided, however, that, upon the delivery of such information by a Trust Beneficiary prior to termination of the Trust, the Trustee shall make such distribution to which the Trust Beneficiary is entitled, without interest; provided, further, that if such information is not furnished to the Trustee within twelve (12) months of the original request to furnish such information, the Trustee may file a document with the Bankruptcy Court that will provide twenty-one (21) days’ notice before such distribution may be deemed an unclaimed distribution and treated in accordance with Section 6.11 of the Plan; and, provided, further, that, if the Trustee fails to withhold in respect of amounts received or distributable with respect to any such Trust Beneficiary and the Trustee is later held liable for the amount of such withholding, such Trust Beneficiary shall reimburse the Trustee for such liability.

Section 18.05Payment of Taxes

The Trustee shall be responsible for payment, out of the Trust Assets, of any Taxes imposed on the Trust or its assets.

Section 18.06Employer Identification Number

Upon establishment of the Trust, the Trustee shall apply for an employer identification number for the Trust pursuant to Internal Revenue Service Form SS-4, and in accordance with Treasury Regulation Section 1.468B-2(k)(4).

Section 18.07Relation-Back Election

At the sole discretion of the Trustee, and to the extent consistent with the Plan, the Trustee may cooperate with the Debtors to file a relation-back election under Treasury Regulation Section 1.468B-1(j)(2), to treat the Trust as coming into existence as a qualified settlement fund as of the earliest possible date.

Section 18.08Savings Provision

Notwithstanding anything herein to the contrary, in the event that any portion of this Trust shall at any time be considered not to be in compliance with Section 468B of the IRC,

24

together with any and all Treasury Regulations and Internal Revenue Service Notices, Announcements and directives thereunder, such offending Article of this Agreement shall be considered null, void, and of no effect, without any action by any court or by the Claims Trustee.  The purpose of this Trust is to at all times be in compliance with Section 468B of the IRC and all administrative authority and announcements thereunder and the provisions of this Agreement shall be interpreted in a manner consistent with such purpose.

XIX

DISTRIBUTIONS

Section 19.01Distributions

The Trustee shall distribute all Trust Assets on behalf of the Trust in accordance with this Trust Agreement, the Plan and the Confirmation Order at such time or times as the Trustee may determine.

Section 19.02Manner of Payment or Distribution

(a)All Distributions made by the Trustee on behalf of the Trust to Trust Beneficiaries (or by a Disbursing Agent retained by the Trust to make Distributions on behalf of the Trust) shall be payable directly to the Trust Beneficiaries of record on the date scheduled for the Distribution, unless such day is not a Business Day, then such date for the Distribution shall be the following Business Day, but such Distribution shall be deemed to have been completed as of the required date.

(b)All Trust Proceeds shall be distributed in accordance with the Plan.

Section 19.03Delivery of Distributions

(a)All Distributions under this Trust Agreement on behalf of the Trust to any Trust Beneficiary shall be made, as applicable, (x) at the address of such Trust Beneficiary (i) as set forth on the Schedules filed with the Bankruptcy Court or (ii) on the books and records of the Debtors or their agents, as applicable, unless the Debtors or the Trustee have been notified in writing of a change of address, including by filing of a proof of Claim by a Trust Beneficiary that contains an address for such Trust Beneficiary different from the address of such Trust Beneficiary as set forth in the Schedules, with such change of address provided at least twenty (20) days prior to such Distribution Date; or (y) in the case of funds designated to holders of Class 8(a) and Class 8(b) Claims under the Plan, to the ILT Recovery Fund for their benefit.

(b)In the event that any Distribution to a Trust Beneficiary is returned as undeliverable, no further Distribution to such Trust Beneficiary shall be made unless and until the Trustee has been notified of the then current address of such Person, at which time such Distribution shall be made to such Person without interest; provided, however, that all Distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of six (6) months from the applicable Distribution Date. After such date, all unclaimed property or interests in property (a) shall revert to the Trust (notwithstanding any applicable federal or state escheat, abandoned, or unclaimed property laws to the contrary), (b) the

25

Claim of any Person to such property or interest in property shall be released, settled, compromised, and forever barred, and (c) such unclaimed property interests shall be distributed to other holders of Personal Injury Claims or Class 8(a) and Class 8(b) Claims, as applicable, in accordance with the Plan and this Trust Agreement, as if the Claim of such Person had been disallowed as of the date the undeliverable distribution was first made. The Trustee shall take reasonable efforts to obtain a current address for any Trust Beneficiary with respect to which any Distribution is returned as undeliverable.

Section 19.04Cash Distributions

Distributions of Cash shall be distributed as provided in the Plan, and the Trustee is entitled to setoff and recoupment as provided in Section 6.15 of the Plan.

XX

INDEMNIFICATION

Section 20.01Indemnification of the Trustee, the VRT Claims Administrator and the VRT Board

(a)To the fullest extent permitted by law, the Trustee, the VRT Claims Administrator and the VRT Board and its members (collectively, the “Trust Indemnified Parties” and each a “Trust Indemnified Party”) shall be entitled to indemnification and reimbursement for fees and expenses in defending any and all of its actions or inactions in its capacity as, or on behalf of, the Trustee or the Trust, or the Debtors, and from and against any and all loss, cost, damage, expense (including fees and expenses of attorneys and other advisors and any court costs incurred by any Trust Indemnified Party and including fees and expenses to enforce any provision of this Trust Agreement) or liability (including liabilities under state or federal securities laws) by reason of anything any Trust Indemnified Party did, does or refrains from doing for the business or affairs of the Trust, except for any actions or inactions found by Final Order to be arising out of its willful misconduct, bad faith, gross negligence, or fraud. Any valid indemnification claim of the Trust Indemnified Parties shall be satisfied from the VRT Operating Reserve.

(b)Notwithstanding any provision herein to the contrary, the Trust Indemnified Parties shall be entitled to obtain advances from the Trust to cover their reasonable expenses, including of defending themselves in any action brought against them as a result of the acts and omissions, actual or alleged, of a Trust Indemnified Party in its capacity as such, provided, however, that the Trust Indemnified Parties receiving such advances shall repay the amounts so advanced to the Trust immediately upon the entry of a Final Order finding that such Trust Indemnified Parties were not entitled to any indemnity under the provisions of this Section 7.01. The foregoing indemnity in respect of any Trust Indemnified Party shall survive the termination, resignation or removal of such Trust Indemnified Party from the capacity for which they are indemnified. Termination or modification of this Trust Agreement shall not affect any indemnification rights or obligations then existing.

(c)The rights to indemnification under this Section 7.01 are not exclusive of other rights which any Trust Indemnified Party may otherwise have at law or in equity, including

26

common law rights to indemnification or contribution. Nothing in this Section 7.01 will affect the rights or obligations of any Person (or the limitations on those rights or obligations) under this Trust Agreement or any other agreement or instrument to which that Person is a party.

XXI

REPORTS TO TRUST BENEFICIARIES

Section 21.01Reports

(a)The Trustee shall retain accountants or other advisors to cause to be prepared, quarterly unaudited financial statements and annual financial statements of the Trust together with annual income tax reporting of the Trust. To the extent such accountants or other advisors advise the Trustee that it is required by law, the financial statements prepared as of the end of the fiscal year shall be audited by nationally recognized independent accountants in accordance with U.S. generally accepted accounting principles, provided that nothing in this Trust Agreement independently requires audits to be completed. The materiality and scope of audit determinations shall be established among the VRT Board Members, Trustee and the appointed auditors with a view toward safeguarding the value of the Trust Assets, but nothing relating to the mutually agreed scope of work shall result in any limitation of audit scope that would cause the auditors to qualify their opinion as to scope of work with respect to such financial statements. Such quarterly and annual financial statements shall be filed with the Bankruptcy Court and posted to a website to be established by the Trust as soon as reasonably practicable after the Effective Date (the “Trust Website”).

(b)The Trustee shall provide periodic reporting to the VRT Board (which shall be filed with the Bankruptcy Court and posted to the Trust Website in summary form) of the determination and any re-determination, as applicable, of the total amounts allocated to the VRT Recovery Fund, the Priority Reserve, the Disputed Claims Reserves for Personal Injury Claims, and the VRT Operating Reserve.

XXII

TERM; TERMINATION OF THE TRUST

Section 22.01Term; Termination of the Trust

The Trust shall be dissolved and the Trustee, the VRT Claims Administrator, and the VRT Board shall be discharged from their duties with respect to the Trust upon completion of their duties as set forth in the Plan and this Trust Agreement of the Trust which, for the avoidance of doubt, shall be no earlier than the date on which (i) all Disputed Personal Injury Claims have been resolved, (ii) all VRT Assets have been liquidated, and (iii) all Distributions from the Trust required to be made by the Trustee under the Plan and this Trust Agreement have been made, unless dissolution on an earlier date is authorized pursuant to a Final Order of the Bankruptcy Court; provided, however, that in no event shall the Trust be dissolved later than five (5) years from the Effective Date unless the Bankruptcy Court, upon motion within the six-month period prior to the fifth anniversary (or within the six-month period prior to the end of any extension period), determines

27

that a fixed period extension (not to exceed two (2) years, including any prior extensions, without a favorable private letter ruling from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee that any further extension would not adversely affect the status of the Trust as a “qualified settlement fund” for U.S. federal income tax purposes) is necessary to facilitate or complete the liquidation of the Trust Assets. Upon dissolution of the Trust, any Cash remaining in the VRT Recovery Fund and the VRT Operating Reserve shall be distributed to holders of Allowed Personal Injury Claims in accordance with each holder’s Pro Rata share.

Section 22.02Continuance of the Trustee for Winding Up

(a)After the dissolution of the Trust and for the purpose of liquidating and winding up the affairs of the Trust, the Trustee shall continue to act as such until the Trustee’s duties have been fully performed. Prior to the final Distribution of all of the remaining Trust Assets the Trustee shall be entitled to reserve from such assets any and all amounts required to provide for the Trustee’s own costs and expenses until such time as the winding up of the Trust is completed. Upon the dissolution of the Trust and the completion of the winding up of the assets, liabilities and affairs of the Trust pursuant to the Delaware Statutory Trust Act, the Trustee shall (or the Delaware Trustee may) file a certificate of cancellation with the State of Delaware to terminate the Trust pursuant to Section 3810 of the Delaware Statutory Trust Act (such date upon which the certificate of cancellation is filed shall be referred to as the “Termination Date”). Upon the Termination Date, the Trustee shall retain for a period of two (2) years, as a cost of administering the Trust, the books, records, Trust Beneficiary lists, and certificates and other documents and files that have been delivered to or created by the Trustee. At the Trustee’s discretion, all of such records and documents may, but need not, be destroyed at any time after two (2) years from the Termination Date.

(b)Except as otherwise specifically provided herein, upon the Termination Date, the Trustee, the VRT Claims Administrator, the VRT Board and its members shall have no further duties or obligations hereunder.

XXIII

AMENDMENT AND WAIVER

Any substantive provision of this Trust Agreement may be amended or waived in writing by the Trustee with the approval of the Bankruptcy Court upon notice and an opportunity for a hearing, the unanimous approval of the VRT Board, and the approval of the Delaware Trustee (but solely to the extent that the Delaware Trustee is affected by the amendment or waiver); provided, however, that no change may be made to this Trust Agreement that would adversely affect the payments, if any, to be made pursuant to the Plan. Technical amendments to this Trust Agreement and amendments authorized by Section 3.10 may be made, as necessary to clarify this Trust Agreement or enable the Trustee to effectuate the terms of this Trust Agreement, by the Trustee; provided, however, that all amendments of this Trust Agreement shall be consistent with the Plan and the Confirmation Order and the purpose and intention of the Trust as set out in the Plan.

28

XXIV

DELAWARE TRUSTEE

Section 24.01Appointment and Purpose of the Delaware Trustee

The Trust shall at all times have a trustee that meets the requirements of Section 3807(a) of the Delaware Statutory Trust Act. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act. It is understood and agreed by the Parties that the Delaware Trustee shall not otherwise be a trustee hereunder and shall have none of the duties or liabilities of the Trustee.

Section 24.02Duties of the Delaware Trustee

The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State that the Delaware Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Trust Beneficiaries, it is hereby understood and agreed by the Parties and the Trust Beneficiaries that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Trust Agreement. The Delaware Trustee shall have no liability for the acts or omissions of the Trustee or any other Person.

Section 24.03Removal and Replacement of the Delaware Trustee

The Delaware Trustee may be removed by the Trustee upon thirty (30) days prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon thirty (30) days prior written notice to the Trustee. Upon the resignation or removal of the Delaware Trustee, the Trustee shall appoint a successor Delaware Trustee. If no successor has been appointed within such thirty (30) day period, a court of competent jurisdiction may be petitioned (at the expense of the Trust) to appoint a successor Delaware Trustee.

Section 24.04Successor Delaware Trustee

Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Trust Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the Parties, except as may be required by the Delaware Statutory Trust Act.

Section 24.05Protections for the Delaware Trustee

The Delaware Trustee shall be entitled to the following protections:

29

(i)The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith, gross negligence or fraud.

(j)The Delaware Trustee shall not be personally liable for any error of judgment made in good faith.

(k)No provision of this Trust Agreement shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder.

(l)Under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement, or indebtedness of the Trust.

(m)The Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the other Parties.

(n)The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the Trustee, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(o)In the exercise or administration of the trust hereunder, the Delaware Trustee (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and with due care and (ii) may consult with counsel, accountants and other skilled Persons to be selected by it in good faith and with due care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

(p)In performing hereunder, the Delaware Trustee acts not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Trust Agreement or any other related document or agreement shall look only to the Trust’s property for payment or satisfaction thereof.

Section 24.06Compensation of the Delaware Trustee

The Delaware Trustee shall be entitled to receive compensation from the VRT Operating Reserve for its services as shall have been separately agreed to from time to time in writing by the Delaware Trustee.

Section 24.07Indemnification of the Delaware Trustee

30

The Delaware Trustee or any officer, affiliate, director, employee, or agent of the Delaware Trustee (each an “Indemnified Person”) shall be entitled to indemnification from the Trust from and against any and all losses, claims, taxes, damages, reasonable expenses, and liabilities (including legal fees and expenses, including in the enforcement of this Trust Agreement, and liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, the “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Person with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of this Trust Agreement or the transactions contemplated hereby, except as a result of the willful misconduct, bad faith, gross negligence or fraud of such Indemnified Person. The obligations of the Trust to compensate the Delaware Trustee and to indemnify an Indemnified Person as provided herein shall survive the termination of this Trust Agreement.

XXV

MISCELLANEOUS PROVISIONS

Section 25.01Reimbursement of Trust Costs

If the Trustee, the VRT Board or the Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Trust Agreement or the enforcement thereof, the Trustee, the VRT Board or the Trust, as the case may be, shall be entitled to collect any and all costs, reasonable and documented out-of-pocket expenses and fees, including attorneys’ fees, from the non-prevailing party incurred in connection with such dispute or enforcement action. To the extent that the Trust has advanced such amounts, the Trust may recover such amounts from the non-prevailing party.

Section 25.02Separateness

The Trustee, based on advice from counsel, shall cause the Trust to do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a separate legal entity.  Except as provided in the Plan, the Trustee also shall cause the Trust to:

(r)maintain its own separate books and records and bank accounts;

(s)at all times hold itself out to the public and all other Persons as a legal entity separate from the Trustee and any other Person;

(t)as provided herein, file its own tax returns, if any, as may be required under applicable Law, to the extent (A) not part of a consolidated group filing a consolidated return or returns or (B) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable Law;

(u)except as provided in the Plan and the agreements and other documents contemplated by the Plan (together, the “Transaction Documents”), not commingle its assets with assets of any other Person;

31

(v)except as provided in the Transaction Documents, conduct its business in its own name and comply with all organizational formalities to maintain its separate existence;

(w)maintain separate financial records; and, if consolidated with financial statements of affiliates, include footnotes to the effect that the Trust is a separate legal entity and that its assets are not available to satisfy the claims of affiliates;

(x)except as provided in the Transaction Documents, pay its own liabilities only out of its own funds;

(y)maintain an arm’s length relationship with its affiliates and the Trustee;

(z)not hold out its credit or assets as being available to satisfy the obligations of others;

(aa)allocate fairly and reasonably any overhead for shared office space;

(bb)use separate stationery, invoices and checks;

(cc)not pledge its assets for the benefit of any other Person;

(dd)correct any known misunderstanding regarding its separate identity;

(ee)maintain capital as provided in the Plan;

(ff)cause the Trust to comply with all requirements of the Delaware Statutory Trust Act and comply with the provisions of this Trust Agreement and its Certificate of Trust;

(gg)not acquire any securities of any Trustee; and

(hh)advise its agents and other representatives to act at all times, with respect to the Trust, consistently and in furtherance of the foregoing.

Failure of the Trust, or the Trustee on behalf of the Trust, to comply with any of the foregoing covenants or any other covenants contained in this Trust Agreement shall not affect the status of the Trust as a separate legal entity or the limited liability of the Trustee.

Section 25.03No Recourse

No recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against (a) any former, current or future director, officer, trustee (with respect to each of the Trustee and the Delaware Trustee, solely in its individual capacity), employee, agent, limited partner, manager, member, stockholder, affiliate, beneficial owner or assignee of the Trust, the Trustee, the Delaware Trustee, the VRT Claims Administrator or the VRT Board, or (b) any former, current or future director, officer, trustee (with respect to each of the Trustee and the Delaware Trustee, solely in its individual capacity), employee, agent, limited partner, manager, member, stockholder, affiliate (other than the Trust), beneficial owner or assignee of any of the persons or entities under clause (a) of this Section 12.03 (the persons and entities under clauses (a)

32

and (b) of this Section 12.03, the “Covered Persons”) whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Covered Person for any obligation of the Trust under this Trust Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.

Section 25.04Laws as to Construction

Except as to Section 1.02(b)(v) or to the extent the Bankruptcy Code or Federal Rules of Bankruptcy Procedure are applicable, this Trust Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Section 25.05Jurisdiction

The Bankruptcy Court and the courts of the State of Delaware shall have the exclusive jurisdiction with respect to any action relating to or arising from the Trust.

Section 25.06Severability

If any provision of this Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 25.07Notices

(a)All notices, requests or other communications to the Parties hereto shall be in writing and shall be sufficiently given only if: (i) delivered in person; (ii) sent by electronic or facsimile communication (as evidenced by an electronic mail return receipt or confirmed fax transmission report, respectively); (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by commercial delivery service or courier. Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the Parties at the following addresses or facsimile numbers:

(i)If to the Trustee, to:

Attention: Carmin Reiss
[●]
Tel: [●]
Facsimile: [●]
Email: [●]

(ii)If to the VRT Claims Administrator, to:

33

Attention: Carmin Reiss
[●]
Tel: [●]
Facsimile: [●]
Email: [●]

(iii)If to the Debtors:

[  ]

With a copy to:

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY  10153

Attention:

Tel:
Facsimile:
Email:

(iv)If to the VRT Board, to the last known address(es) and facsimile number(s) provided by each member of the VRT Board to the Trustee.

(b)All notices to Parties shall be effective and shall be deemed delivered: (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic mail or facsimile communication, on the date of receipt or confirmed transmission of the communication; and (iii) if by mail, on the date of receipt. Any Party from time to time may change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party hereto.

Section 25.08Fiscal Year

The fiscal year of the Trust will begin on the first day of January and end on the last day of December of each year.

Section 25.09Headings

The section headings contained in this Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

Section 25.10Counterparts

This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

34

Section 25.11Confidentiality

(a)The Trustee, each successor Trustee, the VRT Claims Administrator, each member of the VRT Board, and each successor member of the VRT Board (each a “Recipient”) shall, during the period that they serve in such capacity under this Trust Agreement and following either the termination of this Trust Agreement or such individual’s removal, incapacity, or resignation hereunder, hold strictly confidential any material, non-public information of or pertaining to any Person (“Relevant Person”) of which the Recipient has become aware in its herein indicated capacity under this Trust Agreement (the “Information”), except to the extent disclosure is (i) in connection with matters contemplated by the Plan, such as the allowance, disallowance or payment of Claims, (ii) authorized by the applicable Relevant Person, in such Relevant Person’s discretion, (iii) authorized by the Protective Order (subject to and as defined in Error! Reference source not found. hereof), the terms of the Plan or the terms of this Trust Agreement (disclosure in accordance with clauses (i)-(iii) of this Section 12.11, each a “Permitted Purpose”), or (iv) required by, or would facilitate any investigation or prosecution under, applicable law, order, regulation or legal process. In the event that any Recipient is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar legal process) to disclose any Information, other than for a Permitted Purpose, such Recipient shall furnish only that portion of the Information so requested or required, and shall exercise good faith efforts, at no material cost to it, to obtain assurance that confidential treatment will be accorded to the Information so disclosed.

(b)Notwithstanding the foregoing, in addition to the disclosure of Information for Permitted Purposes, Recipients may share or disclose Information with each of the Trust’s and the Trustee’s respective attorneys, financial consultants, outside auditors, other professionals, affiliates, members, partners, directors, officers, employees or agents for the purpose of rendering advice and guidance to such Recipient, provided that the Person or entity receiving such disclosure is informed by such Recipient of the confidential nature of such information and agrees to be bound by the provisions of this Section 12.11.

Section 25.12Entire Agreement

This Trust Agreement (including the Recitals), the Confirmation Order, and the Plan constitute the entire agreement by and among the Parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein or therein. This Trust Agreement, the Plan, and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the Parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Trust Agreement is intended or shall be construed to confer upon or to give any Person other than the Parties hereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Trust Agreement.

Section 25.13Rules of Interpretation

For purposes of this Trust Agreement, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural,

35

will include both the singular and the plural; (b) the words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to this Trust Agreement as a whole and not to any particular section, subsection or clause contained in this Trust Agreement; (c) the rules of construction set forth in section 102 of the Bankruptcy Code will apply; and (d) the term “including” shall be construed to mean “including, but not limited to,” “including, without limitation,” or words of similar import.

XXVI

EFFECTIVENESS

This Trust Agreement shall become effective on the later of (a) execution of this Trust Agreement and (b) the Effective Date.

[Remainder of Page Intentionally Left Blank]

36

IN WITNESS WHEREOF, the Parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

[Debtors]

By:
Title:

TRUSTEE

Carmin Reiss, as Trustee

DELAWARE TRUSTEE

[DELAWARE TRUSTEE], as Delaware Trustee

[Signature Page of the Victims Restitution Trust – Trust Agreement]

EXHIBIT A

INITIAL MEMBERS OF THE VRT BOARD

EXHIBIT K

VRT Asset Transfer Agreement

ASSET TRANSFER AGREEMENT

THIS ASSET TRANSFER AGREEMENT (this “Agreement”), dated as of [●], is entered into by and among Insys Therapeutics, Inc., IC Operations, LLC, Insys Development Company, Inc., Insys Manufacturing, LLC, Insys Pharma, Inc., IPSC, LLC and IPT 355, LLC (each individually a “Debtor” and, collectively, the “Debtors”, and all of the Debtors on and after the Effective Date, to be liquidated and dissolved upon the Dissolution Date, collectively, the “Liquidating Debtors”), on behalf of themselves and the Liquidating Debtors, and the Victims Restitution Trust.  The Debtors and the Victims Restitution Trust are sometimes herein referred to collectively as the “Parties” and each individually as a “Party”.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated December 4, 2019 (ECF No. [●]), as confirmed by the Confirmation Order (including all exhibits thereto, as the same may be further amended, modified or supplemented from time to time, the “Plan”).

WHEREAS, on June 10, 2019, the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”);

WHEREAS, on December 4, 2019, in connection with the Chapter 11 Cases, the Debtors filed the Plan with the Bankruptcy Court;

WHEREAS, on [●], the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”);

WHEREAS, on the date hereof, the Effective Date of the Plan occurred and in connection therewith, the Victims Restitution Trust was established for the benefit of holders of Allowed Personal Injury Claims and the States, Municipalities, and Tribes for the purposes described in the Plan and any others more fully described in the VRT Agreement;

WHEREAS, the Victims Restitution Trust shall administer, process, resolve, and liquidate Personal Injury Claims, and make Distributions (from the designated funds therefor) to holders of Allowed Personal Injury Claims and to the ILT Recovery Fund to satisfy and pay Allowed State Claims and Allowed Municipality/Tribe Claims, subject to the terms of the VRT Agreement, the Plan, and the Confirmation Order;

WHEREAS, the Plan provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, on the Effective Date, the Liquidating Debtors shall irrevocably transfer, grant, and assign to the Victims Restitution Trust the VRT Assets (as defined below);

WHEREAS, the Plan further provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, and subject to the VRT Agreement, the Victims Restitution Trust shall expressly: (i) assume all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertake to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively; and

WHEREAS, this Agreement and that certain Equity and Asset Transfer Agreement, dated as of the date hereof, by and among the Debtors and the Insys Liquidation Trust collectively provide for the transfer of all assets and liabilities of the Debtors that have not been otherwise extinguished in connection with the Chapter 11 Cases to the Victims Restitution Trust or the Insys Liquidation Trust, as applicable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Transfer of Assets.  In accordance with and subject to the terms and conditions of the Plan and the VRT Agreement, and in consideration of the rights, powers, privileges and other benefits received by the Debtors pursuant to the Plan, the Liquidating Debtors hereby irrevocably transfer, grant, and assign to the Victims Restitution Trust, and the Victims Restitution Trust hereby receives and accepts, to the maximum extent possible under applicable law, the following (collectively, the “VRT Assets”):

any and all of the Products Liability Insurance Rights and Products Liability Insurance Proceeds, including, to the extent any Products Liability Insurance Company is obligated to pay any Claim to or on behalf of one or more of the Debtors, the right to enforce such Products Liability Insurance Company’s obligation, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever, subject to limits of liability for coverage of certain types of Claims under one or more Products Liability Insurance Policies that may have been reduced by certain prepetition payments made by a Products Liability Insurance Company to, or on behalf of, one or more of the Debtors;

the VRT Operating Reserve, the VRT Recovery Fund and the Disputed Claims Reserves with respect to Disputed Personal Injury Claims, free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind;

all Claims, Causes of Action, rights of setoff or recoupment, cross-claims and other legal or equitable defenses regarding Personal Injury Claims and Claims classified in Class 8 of the Plan that the Debtors or the Liquidating Debtors have, or would have had, under applicable law, but solely to the extent consistent with the VRT Agreement and the Plan; provided, however, that no such claims or rights may be asserted against any Released Party;

all Assumed and Assigned Contracts including or related to Products Liability Insurance Policies;

(A) (i) a copy of a database or other information as reasonably required to assist the Victims Restitution Trust in identifying the Personal Injury Claims against the Victims Restitution Trust, (ii) copies of all Insurance Policies, (iii) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (iv) any other information necessary to operate the Victims Restitution Trust and preserve, secure, or obtain the benefit of the Insurance Rights; (B) to the extent not assigned under (A), a common and joint legal interest in all of the books and records of the Debtors and the Liquidating Debtors, the custody of which will be maintained by the

2

Insys Liquidation Trust; and (C) all Privileges held by the Debtors and the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors), in each case of (A), (B) and (C), to the extent related to the assets set forth in this Section 1; and

any and all other assets to be transferred to the Victims Restitution Trust pursuant to the Plan but not otherwise set forth in this Section 1, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever.

Vesting of Assets.  By this Agreement and as provided for in the Confirmation Order and the Plan, and if applicable, pursuant to sections 1141(b) and 1141(c) of the Bankruptcy Code, all of the VRT Assets are and shall be vested in the Victims Restitution Trust, and the Debtors shall have no interest in or with respect to the VRT Assets.

Assumption of Liabilities.  The Victims Restitution Trust hereby expressly: (i) unconditionally and irrevocably assumes all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) all VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertakes to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively.

Setoff.  In accordance with the Plan, and notwithstanding anything to the contrary contained herein, for purposes of section 553 of the Bankruptcy Code, the transfer of the VRT Assets to the Victims Restitution Trust shall not affect the mutuality of obligations that otherwise may have existed prior to the effectuation of such transfer.

Taxes.  In accordance with the Plan, to the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments, or assignments executed in connection with any disposition of assets contemplated by the Plan (including transfers of assets to and by the Victims Restitution Trust) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment.

Governing Law.  This Agreement and the rights, duties, and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, except as otherwise provided pursuant to Section 5.8(c)(vi) of the Plan with respect to transfers that shall be governed by the Bankruptcy Code and the other applicable laws governing the Products Liability Insurance Policies, in each case, without giving effect to the choice of law principles that would require or permit the application of the laws of another jurisdiction.

Headings.  The headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision of this Agreement.

Controlling Document.  In the event of any conflict between the terms and provisions in the Plan and the terms and provisions of this Agreement, the Plan shall govern and control.

3

Entire Agreement.  This Agreement (including the recitals), the Plan, the Confirmation Order and the VRT Agreement constitute the entire agreement by and among the Parties and supersede all prior and contemporaneous agreements or understandings by and among the Parties with respect to the subject matter of this Agreement.

Amendment and Waiver.  This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought; provided, however, that this Agreement cannot be amended in any way inconsistent with the Plan or the Confirmation Order without further order of the Bankruptcy Court.

Binding Effect.  This Agreement is being executed by the Parties and shall be binding upon and inure to the benefit of the Parties for the uses and purposes set forth herein and shall be effective as of the Effective Date. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a Party.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.  A facsimile or portable document file (PDF) signature of any Party shall be considered to have the same binding legal effect as an original signature.

[Signature pages follow]

4

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives, all as of the Effective Date.

Victims Restitution Trust

By:,

solely in its capacity as Liquidating Trustee

By:

Name:

Title:

Insys Therapeutics, Inc.

By:

Name:

Title:

IC Operations, LLC

By:

Name:

Title:

Insys Development Company, Inc.

By:

Name:

Title:

Insys Manufacturing, LLC

By:

Name:

Title:

Insys Pharma, Inc.

By:

Name:

Title:

IPSC, LLC

By:

Name:

Title:

IPT 355, LLC

By:

Name:

Title:

EXHIBIT K-1

Redline

ASSET TRANSFER AGREEMENT

THIS ASSET TRANSFER AGREEMENT (this “Agreement”), dated as of [●], is entered into by and among Insys Therapeutics, Inc., IC Operations, LLC, Insys Development Company, Inc., Insys Manufacturing, LLC, Insys Pharma, Inc., IPSC, LLC and IPT 355, LLC (each individually a “Debtor” and, collectively, the “Debtors”, and all of the Debtors on and after the Effective Date, to be liquidated and dissolved upon the Dissolution Date, collectively, the “Liquidating Debtors”), on behalf of themselves and the Liquidating Debtors, and the Victims Restitution Trust.  The Debtors and the Victims Restitution Trust are sometimes herein referred to collectively as the “Parties” and each individually as a “Party”.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors, dated December 4, 2019 (ECF No. [●]), as confirmed by the Confirmation Order (including all exhibits thereto, as the same may be further amended, modified or supplemented from time to time, the “Plan”).

WHEREAS, on June 10, 2019, the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such cases, the “Chapter 11 Cases”);

WHEREAS, on December 4, 2019, in connection with the Chapter 11 Cases, the Debtors filed the Plan with the Bankruptcy Court;

WHEREAS, on [●], the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”);

WHEREAS, on the date hereof, the Effective Date of the Plan occurred and in connection therewith, the Victims Restitution Trust was established for the benefit of holders of Allowed Personal Injury Claims and the States, Municipalities, and Tribes for the purposes described in the Plan and any others more fully described in the VRT Agreement;

WHEREAS, the Victims Restitution Trust shall administer, process, resolve, and liquidate Personal Injury Claims, and make Distributions (from the designated funds therefor) to holders of Allowed Personal Injury Claims and to the ILT Recovery Fund to satisfy and pay Allowed State Claims and Allowed Municipality/Tribe Claims, subject to the terms of the VRT Agreement, the Plan, and the Confirmation Order;

WHEREAS, the Plan provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, on the Effective Date, the Liquidating Debtors shall irrevocably transfer, grant, and assign to the Victims Restitution Trust the VRT Assets (as defined below);

WHEREAS, the Plan further provides, among other things, that in furtherance of the purpose of the Victims Restitution Trust, and subject to the VRT Agreement, the Victims Restitution Trust shall expressly: (i) assume all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertake to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively; and

WHEREAS, this Agreement and that certain Equity and Asset Transfer Agreement, dated as of the date hereof, by and among the Debtors and the Insys Liquidation Trust collectively provide for the transfer of all assets and liabilities of the Debtors that have not been otherwise extinguished in connection with the Chapter 11 Cases to the Victims Restitution Trust or the Insys Liquidation Trust, as applicable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Transfer of Assets.  In accordance with and subject to the terms and conditions of the Plan and the VRT Agreement, and in consideration of the rights, powers, privileges and other benefits received by the Debtors pursuant to the Plan, the Liquidating Debtors hereby irrevocably transfer, grant, and assign to the Victims Restitution Trust, and the Victims Restitution Trust hereby receives and accepts, to the maximum extent possible under applicable law, the following (collectively, the “VRT Assets”):

any and all of the Products Liability Insurance Rights and Products Liability Insurance Proceeds, including, to the extent any Products Liability Insurance Company is obligated to pay any Claim to or on behalf of one or more of the Debtors, the right to enforce such Products Liability Insurance Company’s obligation, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever, subject to limits of liability for coverage of certain types of Claims under one or more Products Liability Insurance Policies that may have been reduced by certain prepetition payments made by a Products Liability Insurance Company to, or on behalf of, one or more of the Debtors;

the VRT Operating Reserve, the VRT Recovery Fund and the Disputed Claims Reserves with respect to Disputed Personal Injury Claims, free and clear of all Claims, Interests, Liens, other encumbrances, and liabilities of any kind;

all Claims, Causes of Action, rights of setoff or recoupment, cross-claims and other legal or equitable defenses regarding Personal Injury Claims and Claims classified in Class 8 of the Plan that the Debtors or the Liquidating Debtors have, or would have had, under applicable law, but solely to the extent consistent with the VRT Agreement and the Plan; provided, however, that no such claims or rights may be asserted against any Released Party;

all Assumed and Assigned Contracts including or related to Products Liability Insurance Policies;

(A) (i) a copy of a database or other information as reasonably required to assist the Victims Restitution Trust in identifying the Personal Injury Claims against the Victims Restitution Trust, (ii) copies of all Insurance Policies, (iii) information relating to all Claims previously noticed, tendered, or submitted under the Insurance Policies or paid by any Insurance Company, and (iv) any other information necessary to operate the Victims Restitution Trust and preserve, secure, or obtain the benefit of the Insurance Rights; (B) to the extent not assigned under (A), a common and joint legal interest in all of the books and records of the Debtors and the Liquidating Debtors, the custody of which will be maintained by the

2

Insys Liquidation Trust; and (C) all Privileges held by the Debtors and the Liquidating Debtors (including the board of directors or any committee of the board of directors of any of the Debtors or the Liquidating Debtors), in each case of (A), (B) and (C), to the extent related to the assets set forth in this Section 1; and

any and all other assets to be transferred to the Victims Restitution Trust pursuant to the Plan but not otherwise set forth in this Section 1, free and clear of all Claims, Interests, Liens, encumbrances, Causes of Action and liabilities of any nature whatsoever.

Vesting of Assets.  By this Agreement and as provided for in the Confirmation Order and the Plan, and if applicable, pursuant to sections 1141(b) and 1141(c) of the Bankruptcy Code, all of the VRT Assets are and shall be vested in the Victims Restitution Trust, and the Debtors shall have no interest in or with respect to the VRT Assets.

Assumption of Liabilities.  The Victims Restitution Trust hereby expressly: (i) unconditionally and irrevocably assumes all responsibility and liability for all (A) Personal Injury Claims against the Debtors and the Liquidating Debtors and (B) all VRT Operating Expenses (except as otherwise provided in the VRT Agreement), and (ii) undertakes to administer and pay the foregoing with the funds designated to (A) the VRT Recovery Fund and (B) the VRT Operating Reserve, respectively.

Setoff.  In accordance with the Plan, and notwithstanding anything to the contrary contained herein, for purposes of section 553 of the Bankruptcy Code, the transfer of the VRT Assets to the Victims Restitution Trust shall not affect the mutuality of obligations that otherwise may have existed prior to the effectuation of such transfer.

Taxes.  In accordance with the Plan, to the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments, or assignments executed in connection with any disposition of assets contemplated by the Plan (including transfers of assets to and by the Victims Restitution Trust) shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, real estate transfer tax, sales or use tax, mortgage recording tax, or other similar tax or governmental assessment.

Governing Law.  This Agreement and the rights, duties, and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, except as otherwise provided pursuant to Section 5.8(c)(vi) of the Plan with respect to transfers that shall be governed by the Bankruptcy Code and the other applicable laws governing the Products Liability Insurance Policies, in each case, without giving effect to the choice of law principles that would require or permit the application of the laws of another jurisdiction.

Headings.  The headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision of this Agreement.

Controlling Document.  In the event of any conflict between the terms and provisions in the Plan and the terms and provisions of this Agreement, the Plan shall govern and control.

3

Entire Agreement.  This Agreement (including the recitals), the Plan, the Confirmation Order and the VRT Agreement constitute the entire agreement by and among the Parties and supersede all prior and contemporaneous agreements or understandings by and among the Parties with respect to the subject matter of this Agreement.

Amendment and Waiver.  This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought; provided, however, that this Agreement cannot be amended in any way inconsistent with the Plan or the Confirmation Order without further order of the Bankruptcy Court.

Binding Effect.  This Agreement is being executed by the Parties and shall be binding upon and inure to the benefit of the Parties for the uses and purposes set forth herein and shall be effective as of the Effective Date. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a Party.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.  A facsimile or portable document file (PDF) signature of any Party shall be considered to have the same binding legal effect as an original signature.

[Signature pages follow]

4

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives, all as of the Effective Date.

Victims Restitution Trust

By:,

solely in its capacity as Liquidating Trustee

By:

Name:

Title:

Insys Therapeutics, Inc.

By:

Name:

Title:

IC Operations, LLC

By:

Name:

Title:

Insys Development Company, Inc.

By:

Name:

Title:

Insys Manufacturing, LLC

By:

Name:

Title:

Insys Pharma, Inc.

By:

Name:

Title:

IPSC, LLC

By:

Name:

Title:

IPT 355, LLC

By:

Name:

Title:

EXHIBIT L

VRT Trustee, VRT Claims Administrator and VRT Board

VRT Trustee:

Carmin C. Reiss

VRT Claims Administrator:

Carmin C. Reiss - Carmin C. Reiss is a principal of Resolutions, LLC and was formerly a Senior Mediator with JAMS/Endispute.  Since 1990, she has had an active mediation practice focusing on environmental, construction, commercial, insurance, employment, professional liability, and personal injury disputes, often in the form of large, complex, multi-party controversies. Ms. Reiss serves as a member of the Middlesex Multi-door Courthouse panel of mediators. She has also served on the FDIC mediation roster, and as an approved mediator for EPA matters, including large superfund cases. Prior to joining JAMS/Endispute, Ms. Reiss was a trial lawyer at Bingham & Dana and a member of that firm’s Environmental Practice Group. She is the author of “Environmental Contamination Disputes,” in Mediating Legal Disputes (Golann ed. 1996), winner of the 1996 CPR Book Award, and one of the ADR Editors for MCLE’s recent Superior Court Practice Guide.  Ms. Reiss’ curriculum vitae is attached hereto.

VRT Board:

1.

David J. Molton - David Molton is a partner of the law firm Brown Rudnick LLP.   For the better part of the past two decades, David Molton has focused his practice in complex financial, commercial and mass tort litigation matters in federal, state and bankruptcy courts in the United States.  David’s more recent engagements include representing Professor Eric D. Green in his capacities as court-appointed Special Master of the DOJ/Takata restitution fund and Trustee of the Takata Airbag Tort Compensation Fund, established pursuant to a February 2017 criminal plea agreement between the Department of Justice and Takata Corporation to resolve felony charges brought by the government against Takata in connection with Takata’s design, manufacture and sale to the public of defective Takata airbag inflators, and out of TK Holding Inc's, Takata's U.S. parent's bankruptcy cases, respectively.  Additionally, David has represented creditors' committees comprised of tort claimants and other creditors in various mass tort bankruptcies.  Further information about Mr. Molton may be found at http://www.brownrudnick.com/people/david-j-molton/.

2.

Sara Tonnesen - Sara Tonnesen is an assistant attorney general at the Office of the Attorney General of Maryland, where she is assigned to opioids investigations, litigation, and policy matters.  A 2013 graduate of the Georgetown Law Center and a 2009 magna cum laude graduate of Mount Holyoke College, Ms. Tonnesen previously worked at a national employment law firm representing plaintiffs victimized by discrimination.

3.

Anne Andrews – Anne Andrews is a founding partner of Andrews & Thornton, a firm that has litigated personal injury product liability cases against major pharmaceutical companies for over 20 years, with a particular focus on obtaining compensation for clients despite the wrongdoing company declaring bankruptcy.  She has represented members, including chairs, of official and ad hoc committees in bankruptcy cases in multiple jurisdictions across the country and has served on leadership teams in multi-district litigation cases throughout the federal courts.  Ms. Andrews has held board positions in multiple legal organizations dedicated to consumer protection and trial advocacy, and is frequently invited to lecture as a recognized expert in mass tort and bankruptcy around the country.

4.

Philip Edwards – Philip Edwards is a partner at the law firm of Murphy & Landon. After earning his undergraduate degree at the College of Charleston, Mr. Edwards attended Widener Law School in Delaware, graduating cum laude. While at Widener, Mr. Edwards served as a law clerk intern for Justice Joseph T. Walsh of the Delaware Supreme Court, and clerked at the Delaware County Pennsylvania District Attorney's Office.  Mr. Edwards joined Murphy & Landon in 2003 after working at the New York City office of Wilson, Elser, Moskowitz, Edelman and Dicker where his focus was on medical malpractice defense for some of New York City’s largest hospital systems.  Since joining Murphy & Landon, Mr. Edwards’ practice has focused on representing plaintiffs in personal injury claims, medical malpractice actions and insurance disputes.  Mr. Edwards has achieved multiple seven figure jury verdicts and settlements.

EXHIBIT L-1

Redline - VRT Trustee, VRT Claims Administrator and VRT Board

VRT Trustee:

Carmin C. Reiss

VRT Claims Administrator:

Carmin C. Reiss - Carmin C. Reiss is a principal of Resolutions, LLC and was formerly a Senior Mediator with JAMS/Endispute.  Since 1990, she has had an active mediation practice focusing on environmental, construction, commercial, insurance, employment, professional liability, and personal injury disputes, often in the form of large, complex, multi-party controversies. Ms. Reiss serves as a member of the Middlesex Multi-door Courthouse panel of mediators. She has also served on the FDIC mediation roster, and as an approved mediator for EPA matters, including large superfund cases. Prior to joining JAMS/Endispute, Ms. Reiss was a trial lawyer at Bingham & Dana and a member of that firm’s Environmental Practice Group. She is the author of “Environmental Contamination Disputes,” in Mediating Legal Disputes (Golann ed. 1996), winner of the 1996 CPR Book Award, and one of the ADR Editors for MCLE’s recent Superior Court Practice Guide.  Ms. Reiss’ curriculum vitae is attached hereto.

VRT Board:

1.

David J. Molton - David Molton is a partner of the law firm Brown Rudnick LLP.   For the better part of the past two decades, David Molton has focused his practice in complex financial, commercial and mass tort litigation matters in federal, state and bankruptcy courts in the United States.  David’s more recent engagements include representing Professor Eric D. Green in his capacities as court-appointed Special Master of the DOJ/Takata restitution fund and Trustee of the Takata Airbag Tort Compensation Fund, established pursuant to a February 2017 criminal plea agreement between the Department of Justice and Takata Corporation to resolve felony charges brought by the government against Takata in connection with Takata’s design, manufacture and sale to the public of defective Takata airbag inflators, and out of TK Holding Inc's, Takata's U.S. parent's bankruptcy cases, respectively.  Additionally, David has represented creditors' committees comprised of tort claimants and other creditors in various mass tort bankruptcies.  Further information about Mr. Molton may be found at http://www.brownrudnick.com/people/david-j-molton/.

~~2. [To be selected by the SMT Group Representatives]~~

~~3. [To be selected by the Official Committee of Unsecured Creditors]~~

~~4. [To be selected by the Official Committee of Unsecured Creditors]~~

2.

Sara Tonnesen - Sara Tonnesen is an assistant attorney general at the Office of the Attorney General of Maryland, where she is assigned to opioids investigations, litigation, and policy matters.  A 2013 graduate of the Georgetown Law Center and a 2009 magna cum laude graduate of Mount Holyoke College, Ms. Tonnesen previously worked at a national employment law firm representing plaintiffs victimized by discrimination.

3.

Anne Andrews – Anne Andrews is a founding partner of Andrews & Thornton, a firm that has litigated personal injury product liability cases against major pharmaceutical companies for over 20 years, with a particular focus on obtaining compensation for clients despite the wrongdoing company declaring bankruptcy.  She has represented members, including chairs, of official and ad hoc committees in bankruptcy cases in multiple jurisdictions across the country and has served on leadership teams in multi-district litigation cases throughout the federal courts.  Ms. Andrews has held board positions in multiple legal organizations dedicated to consumer protection and trial advocacy, and is frequently invited to lecture as a recognized expert in mass tort and bankruptcy around the country.

4.

Philip Edwards – Philip Edwards is a partner at the law firm of Murphy & Landon. After earning his undergraduate degree at the College of Charleston, Mr. Edwards attended Widener Law School in Delaware, graduating cum laude. While at Widener, Mr. Edwards served as a law clerk intern for Justice Joseph T. Walsh of the Delaware Supreme Court, and clerked at the Delaware County Pennsylvania District Attorney's Office.  Mr. Edwards joined Murphy & Landon in 2003 after working at the New York City office of Wilson, Elser, Moskowitz, Edelman and Dicker where his focus was on medical malpractice defense for some of New York City’s largest hospital systems.  Since joining Murphy & Landon, Mr. Edwards’ practice has focused on representing plaintiffs in personal injury claims, medical malpractice actions and insurance disputes.  Mr. Edwards has achieved multiple seven figure jury verdicts and settlements.